Filed with the Securities and Exchange Commission on September 12, 2019

1933 Act Registration File No. 333-232760

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[X] Pre-Effective Amendment No.    1

[  ] Post-Effective Amendment No.   ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (414) 299-2295

Constance Dye Shannon

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212-3948

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine

Title of Securities Being Registered:

AXS Multi-Strategy Alternatives Fund Class R-1 and Class I
AXS Managed Futures Strategy Fund Class A, Class C, and Class I

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Northern Lights Fund Trust

On behalf of

Equinox MutualHedge Futures Strategy Fund

17605 Wright Street

Omaha, Nebraska 68130

1-888-643-3431

September 16, 2019

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Equinox MutualHedge Futures Strategy Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust (the “Trust”), has been scheduled for October 15, 2019 (the “Special Meeting”). The Special Meeting has been called to vote on a proposal to reorganize the Acquired Fund into the AXS Managed Futures Strategy Fund (the “Acquiring Fund”) (the “Reorganization”), a newly created series of Investment Managers Series Trust II (“IMST II”). The Acquiring Fund is designed to be substantially similar from an investment perspective to the Acquired Fund.

If the Agreement and Plan of Reorganization (the “Plan”) between the Trust and IMST II regarding the Reorganization is approved by shareholders of the Acquired Fund and the Reorganization is completed, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund corresponding in class and equal in aggregate net asset value to such shareholder’s shares of Acquired Fund held at the time of the exchange. The Acquired Fund would then be dissolved.

The Acquiring Fund is a newly organized fund that will commence operation upon the closing of the Reorganization of the Acquired Fund. The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider additional actions as it deems to be in the best interests of the Acquired Fund.

If the Reorganization is approved by shareholders of the Acquired Fund, AXS Investments LLC (“AXS”) will serve as investment adviser for the Acquiring Fund. Prior to the Reorganization, the principals of Equinox Institutional Asset Management, LP (“Equinox”), the current adviser to the Acquired Fund, intend to form a new investment adviser, Ampersand Investment Management LLC, that will serve as sub-adviser for the Acquiring Fund. The investment personnel of Ampersand providing services to the Acquiring Fund will be the same investment personnel of Equinox currently providing services to the Acquired Fund. The investment objective and strategies of the Acquiring Fund and the Acquired Fund are the same and the policies are substantially similar, as further described in the attached Proxy Statement/Prospectus.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of the Acquired Fund’s investment adviser, Equinox, the Board has approved the Reorganization and the solicitation of the Acquired Fund’s shareholders with respect to the Plan.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call toll-free (855) 976-3327. If you were a shareholder of record of the Acquired Fund as of the close of business on August 16, 2019, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

i

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Equinox MutualHedge Futures Strategy Fund.

Sincerely,

Kevin E. Wolf
Kevin E. Wolf
President

Northern Lights Fund Trust

Equinox MutualHedge Futures Strategy Fund

17605 Wright Street

Omaha, Nebraska 68130

1-888-643-3431

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 15, 2019

Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of Equinox MutualHedge Futures Strategy Fund, a series of the Trust (the “Acquired Fund”), on October 15, 2019, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Hauppauge, New York 11788, at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Managed Futures Strategy Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Acquired Fund at the close of business on August 16, 2019, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Northern Lights Fund Trust

Kevin E. Wolf

Kevin E. Wolf

President

NORTHERN LIGHTS FUND TRUST

Equinox MutualHedge Futures Strategy Fund

17605 Wright Street

Omaha, Nebraska 68130

1-888-643-3431

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of Equinox MutualHedge Futures Strategy Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust (the “Trust”), at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for AXS Managed Futures Strategy Fund (the “Acquiring Fund”), a new series of Investment Managers Series Trust II (“IMST II”). This combined proxy/registration statement is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between the Trust and IMST II (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). The Proxy Statement contains the information that shareholders of the Acquired Fund should know before voting on this proposal.

Approval of the shareholders of the Acquired Fund is needed to proceed with the proposal. The Special Meeting will be held on October 15, 2019, to consider the proposal. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider what further actions to take as they may deem to be in the best interests of the Acquired Fund and its shareholders. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is the Acquired Fund reorganizing into the Acquiring Fund?

Answer: Equinox, the Acquired Fund’s current advisor, believes the Reorganization will provide benefits to existing Acquired Fund shareholders in the form of lower operating expenses and has the potential to increase Fund assets. Following the Reorganization, the overall fees charged by service providers to the Acquiring Fund are expected to be lower than the fees currently paid by the Acquired Fund, and Equinox therefore expects that the Acquiring Fund will have lower gross operating expenses than the Acquired Fund. In addition, Equinox believes that the Acquired Fund could potentially benefit from the services expected to be offered in connection with its relationship with AXS Investments LLC (“AXS”), which would serve as the Acquiring Fund’s investment adviser, and from being reorganized as a series of the IMST II. Although AXS is a newly formed investment adviser, it is led by a team of executives that have extensive experience with large financial institutions, including management and distribution of mutual funds, ETFs, and closed-end funds. Equinox believes the Acquired Fund can benefit from these executives’ investment advisory experience and that the relationship with AXS may help differentiate the Acquiring Fund in the mutual fund marketplace. Equinox believes the Reorganization, the expected lower expenses of the Acquiring Fund and the benefits of the relationship with AXS could potentially make the Acquiring Fund more attractive to prospective investors, which could potentially add size and scale to the Acquiring Fund, therefore resulting in further decreased operating expenses over the long term. Therefore, Equinox has recommended, and the Board has approved, that the Acquired Fund be reconstituted as a series of IMST II.

Question: Who will manage the Acquiring Fund?

Answer: Currently, Equinox is the investment adviser to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund. After the Reorganization of the Acquired Fund, AXS will become the Acquiring Fund’s investment adviser. Prior to the Reorganization, the principals of Equinox intend to form a new investment adviser, Ampersand Investment Management LLC, that will serve as sub-adviser for the Acquiring Fund. The investment personnel of Ampersand providing services to the Acquiring Fund will be the same investment personnel of Equinox currently providing services to the Acquired Fund. As a result, the Reorganization is not expected to change the way your investment assets are managed, although Ampersand, as sub-adviser, will now be subject to the oversight of AXS, as the investment adviser. As investment adviser to the Acquiring Fund, AXS will provide investment advisory services to the Acquiring Fund, including the oversight of Ampersand, as the Acquiring Fund’s sub-adviser, ensuring quality control of Equinox’s investment process and monitoring and measuring the Acquiring Fund’s risk and return against appropriate benchmarks and peers.

AXS and IMST II intend to apply for an exemptive order from the U.S. Securities and Exchange Commission pursuant to which AXS would operate the Acquiring Fund under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit AXS to hire or replace a sub-advisor, and modify any existing or future agreement with a sub-advisor, without obtaining shareholder approval (though a shareholder vote would still be required to replace AXS with another investment advisor). The Trust does not have a similar exemptive order with respect to the operation of the Acquired Fund. There can be no guarantee that the SEC will grant the Order.

 Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization.

If the Plan is carried out as proposed with respect to the Acquired Fund, the transaction is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund	Acquiring Fund
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Class I Shares	Class I Shares

v

If the Plan is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about October 18, 2019.

Question: Will the Board and Service Providers Change?

Answer: The Trust and IMST II have different boards of trustees. The Trust and IMST II also have different arrangements for custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Trust and IMST II by the following:

	Trust	IMST II
Administrator	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York 11788	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York 11788	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	RSM US LLP 555 Seventeenth Street, Suite 1200 Denver, Colorado 80202	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has the same investment objective and investment strategies, and substantially similar policies as the Acquired Fund, as further described in the attached Proxy Statement/Prospectus. In addition, the investment personnel of Ampersand providing services to the Acquiring Fund and will be the same investment personnel of Equinox currently providing services to the Acquired Fund. As a result, the Acquiring Fund will be managed in the same way as the Acquired Fund. The primary differences will be (1) the investment adviser to the Acquiring Fund will now be AXS rather than Equinox (although Ampersand, a new entity formed by the principals of Equinox, will be the sub-adviser), (2) the service providers that provide Third Party Service Arrangements to the Acquiring Fund will be different, (3) the Acquiring Fund will be a series of IMST II instead of the Trust, (4) the Acquiring Fund will be governed by a different board of trustees than the Acquired Fund, and (5) differences in fee arrangements, as discussed below.

You will receive shares of the Acquiring Fund corresponding in class to your shares of the Acquired Fund held immediately prior to the Reorganization and equal in aggregate value at the time of the exchange to the aggregate value of those shares of the Acquired Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: The Acquiring Fund will pay the same annual advisory fee rate currently paid by the Acquired Fund. The fees paid to Ampersand as investment sub-adviser to the Acquiring Fund will be paid by AXS from its advisory fee and not by the Acquiring Fund. Following the Reorganization, the total annual fund operating fees and expenses of the Acquiring Fund are expected to be lower than those of the Acquired Fund due to the differences in other expenses, including accounting, administration, transfer agency, custody and auditing fees. In addition, AXS has agreed, for a period of two years from the date of the Reorganization, to cap the fees and expenses of the Acquiring Fund’s Class A, Class C, and Class I Shares at the Acquired Fund’s current expense caps of 1.95%, 2.70% and 1.70%, respectively. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement.

Question: Will I have to pay any sales charge, contingent deferred sales charges or redemption/exchange fees in connection with a Reorganization?

Answer: No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganization.

Question: What is the tax impact on my investment?

Answer: The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Who will benefit from the Reorganization?

Answer: If shareholders approve the Reorganization, AXS will replace Equinox as investment adviser and AXS will receive investment advisory fees for serving as the investment adviser of the Acquiring Fund. Ampersand, a new entity formed by the principals of Equinox will serve as sub-adviser and provide the day-to-day portfolio management of the Acquiring Fund. Ampersand will receive fees for serving as the investment sub-adviser, which are paid by AXS.

Question: What will happen if the Plan is not approved?

Answer: If the shareholders of the Acquired Fund do not approve the proposed Reorganization of the Acquired Fund, then the Reorganization will not be implemented. In such case, the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Board of Trustees taken?

Answer: After careful consideration and upon recommendation of Equinox, the Board unanimously approved the Plan and authorized the solicitation of proxies on the proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: UMB Fund Services, Inc. and Mutual Fund Administration, LLC, the Acquiring Fund’s co-administrators, will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, except if and to the extent that payment of those costs would result in certain adverse tax consequences. The Acquired Fund will not incur any expenses in connection with the Reorganization.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call toll-free (855) 976-3327 if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

COMBINED PROXY STATEMENT AND PROSPECTUS

September 16, 2019

FOR THE REORGANIZATION OF

Equinox MutualHedge Futures Strategy Fund,

a series of Northern Lights Fund Trust
17605 Wright Street

Omaha, Nebraska 68130

1-888-643-3431

INTO

AXS Managed Futures Strategy Fund,

a series of Investment Managers Series Trust II

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-833-AXS-ALTS (1-833-297-2587)

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of Equinox MutualHedge Futures Strategy Fund, a series of the Trust (the “Acquired Fund”), to be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Hauppauge, New York 11788, on October 15, 2019 at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Managed Futures Strategy Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund.

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a newly created series of the IMST II, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

The following Acquired Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Acquired Fund, each dated January 28, 2019;

●	Annual Report to Shareholders of the Acquired Fund dated September 30, 2018; and

●	Semi-Annual Report to Shareholders of the Acquired Fund dated March 31, 2019.

The Acquired Fund’s Prospectus dated January 28, 2019, and Annual Report to Shareholders for the fiscal year ended September 30, 2018, containing audited consolidated financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-888-643-3431.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated September 16, 2019 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-888-643-3431. The Trust expects that this Proxy Statement will be mailed to shareholders on or about September 17, 2019.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on October 15, 2019. This Proxy Statement is available on the Internet at http://www.proxyonline.com.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call toll-free (855) 976-3327. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Date: September 16, 2019

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

I.	Proposal - To Approve the Agreement and Plan of Reorganization		4
A.	Overview		4
B.	Comparison Fee Tables and Examples		6
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks		9
D.	Comparison of Investment Restrictions		19
E.	Comparison of Investment Advisory and Sub-Advisory Agreements		21
F.	Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures		24
G.	Key Information About the Reorganization		31
	1.	Agreement and Plan of Reorganization	31
	2.	Description of the Acquiring Fund’s Shares	33
	3.	Board Considerations Relating to the Proposed Reorganization	33
	4.	Federal Income Tax Consequences	34
	5.	Comparison of Forms of Organization and Shareholder Rights	35
	6.	Capitalization	37
	7.	Section 15(f) of the 1940 Act	38
H.	Additional Information about the Funds		38
	1.	Past Performance of the Acquired Fund	38
	2.	Investment Adviser, Sub-Adviser and Portfolio Managers	40
	3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund	41
II.	Voting Information		41
A.	General Information		41
B.	Method and Cost of Solicitation		43
C.	Right to Revoke Proxy		43
D.	Voting Securities and Principal Holders		43
E.	Interest of Certain Persons in the Transaction		44
III.	Miscellaneous Information		45
A.	Other Business		45
B.	Next Meeting of Shareholders		45
C.	Legal Matters		45
D.	Independent Registered Public Accounting Firm		45
E.	Information Filed with the SEC		45
APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION			A-1
APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUND			B-1
APPENDIX C – CONSOLIDATED FINANCIAL HIGHLIGHTS OF ACQUIRED FUND			C-1

I.	Proposal - To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of Equinox Institutional Asset Management, LP (“Equinox”), the investment adviser for the Acquired Fund, the Board has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Acquired Fund into the Acquiring Fund, a new series of IMST II (the Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board considered and approved the Reorganization at a meeting held on October 15, 2019, subject to the approval of the Acquired Fund’s shareholders.

The Acquired Fund currently operates as a separate series of the Trust. Equinox currently is the investment adviser to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund’s portfolio. Equinox has recommended that the Acquired Fund be reconstituted as a series of IMST II.

In order to reconstitute the Acquired Fund under the IMST II umbrella, a similar corresponding fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST II. If shareholders approve the Reorganization, then all of the assets and liabilities of the Acquired Fund will be acquired by the Acquiring Fund and your shares of the Acquired Fund will be converted into shares of the Acquiring Fund.

The investment objectives and strategies of the Acquired Fund and the Acquiring Fund are the same and the policies are substantially similar, as described in more detail below. After the Reorganization of the Acquired Fund, AXS Investments LLC (“AXS”) will serve as the Acquiring Fund’s investment adviser. Prior to the Reorganization, the principals of Equinox intend to form a new investment adviser, Ampersand Investment Management LLC that will serve as sub-adviser for the Acquiring Fund. Because the investment personnel of Ampersand providing services to the Acquiring Fund will be the same personnel of Equinox currently providing services to the Acquired Fund, the Reorganization will not change the way your investment assets are managed.

The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of July 31, 2019, the Trust consisted of multiple portfolios. IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of July 31, 2019, IMST II consisted of multiple portfolios. IMST II is not affiliated with the Trust or Equinox. The Trust and IMST II have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following:

	Trust	IMST II
Administrator	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York 11788	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York 11788	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	RSM US LLP 555 Seventeenth Street, Suite 1200 Denver, Colorado 80202	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST II and the Trust of an opinion to such effect from tax counsel to IMST II. If the Reorganization so qualifies, the Acquired Fund and the shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of assets, the assumption of liabilities, and the receipt of Acquiring Fund shares in the Reorganization.

Furthermore, the Acquired Fund will not pay for the costs of the Reorganization and the Special Meeting. UMB Fund Services, Inc. and Mutual Fund Administration, LLC, the Acquiring Fund’s co-administrators, will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Equinox and AXS also may solicit proxies, without special compensation, by telephone or otherwise.

The Board of the Trust, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things, that: (i) the terms of the Reorganization, including the anticipated tax-free nature of the transaction for the Acquired Fund and its shareholders, and that the Reorganization of the Acquired Fund was expected to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; (ii) the investment objective, principal investment strategies, policies and risks of the Acquired Fund were the same or substantially similar as those of the Acquiring Fund; (iii) the portfolio managers of the Acquired Fund will continue as portfolio managers of the Acquiring Fund; (iv) the advisory fees to be paid to AXS would not change from the fees paid to the Acquired Fund’s current adviser; (v) AXS had agreed to enter into an expense limitation agreement comparable to the Acquired Fund’s current expense limitation agreement; (vi) the qualifications and experience of the Acquiring Fund’s new service providers upon reorganization; (vii) the Reorganization would not result in the dilution of shareholders’ interests; (viii) the Reorganization will be submitted to the shareholders of the Acquired Fund for approval; (ix) shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and (x) the Reorganization was recommended by the Acquired Fund’s current adviser, and the adviser’s belief that a transition of the Acquired Fund to a new trust with a new adviser that could result in more customized distribution support, and could result in growth of assets (which may reduce shareholder expenses).

Based on Equinox’s recommendation, the Board approved the solicitation of the shareholders of the Acquired Fund to vote on the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Tables and Examples

The following shows the fees and expenses for the Acquired Fund based on the Acquired Fund’s most recent semi-annual report dated March 31, 2019. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses shown for the Acquiring Fund are estimates.

Class A

Fees and Expenses
	Acquired Fund	Acquiring Fund (Pro forma)
Share Class	Class A Shares	Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (Load)	1.00%[1]	1.00%[1]
Redemption Fee	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%	1.45%
Distribution (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses[2]	0.21%	0.20%[3]
Total Annual Fund Operating Expenses	1.91%[4]	1.90%[5]
Recapture of Previously Waived Fees and/or Expenses	0.04%[4]	--
Total Annual Fund Operating Expenses (after Recapture of Previously Waived Fees and/or Expenses)	1.95%[4]	1.90%[5]

Class C

Fees and Expenses
	Acquired Fund	Acquiring Fund (Pro forma)
Share Class	Class C Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	1.00%[1]	1.00%[1]
Redemption Fee	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%	1.45%
Distribution (Rule 12b-1) Fees	1.00%	1.00%
Other Expenses[2]	0.21%	0.20%[3]
Total Annual Fund Operating Expenses	2.66%[4]	2.65%[5]
Recapture of Previously Waived Fees and/or Expenses	0.04%[4]	--
Total Annual Fund Operating Expenses (after Recapture of Previously Waived Fees and/or Expenses)	2.70%[4]	2.65%[5]

Class I

Fees and Expenses
	Acquired Fund	Acquiring Fund (Pro forma)
Share Class	Class I Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.45%	1.45%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses[2]	0.21%	0.20%[3]
Total Annual Fund Operating Expenses	1.66%[4]	1.65%[5]
Recapture of Previously Waived Fees and/or Expenses	0.04%[4]	--
Total Annual Fund Operating Expenses (after Recapture of Previously Waived Fees and/or Expenses)	1.70%[4]	1.65%[5]

[1]	For Class A shares, no sales charge applies on investments of $1,000,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares within 12 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.

[2]	Each Fund’s “Other Expenses” does not include direct costs associated with any over-the-counter derivatives that provide the Funds with exposure to Managed Futures Programs, which is the primary manner in which each Fund intends to gain exposure to Managed Futures Programs (as defined below). Costs associated with such derivative instruments include any fee paid to a Fund’s counterparty and the fees and expenses associated with the Managed Futures Programs referenced by such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in a Fund. Investors should note that the cost of any investment in a derivative instrument such as a total return swap may fluctuate from time to time. To the extent that interest rates increase above current levels, the cost of a Fund’s investment in swaps is likely to increase. Based on the average notional amount of the Acquired Fund’s over-the-counter derivative positions during the fiscal year that ended on September 30, 2018, the Acquired Fund was subject to counterparty fees equal to approximately 1.83% (annualized) of Acquired Fund assets. During the fiscal year, the aggregate weighted average management fees and weighted average Performance Fees of the Managed Futures Programs (as defined below) in which the Subsidiary (as defined below) invested were approximately 0.93% of notional exposure and 21.24% of trading profits, respectively. Each Fund’s “Other Expenses” does not include management fees paid by the Subsidiary to the Advisor, which are included in “Management Fees” in the table above. “Other Expenses” include expenses of the Fund’s Subsidiary.

[3]	The Acquiring Fund’s “Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

[4]	The Acquired Fund’s Advisor has contractually agreed with the Fund to waive advisory fees and, if necessary, reimburse certain other expenses, to limit the Total Annual Fund Operating Expenses (including the advisory fee, any Rule 12b-1 fees and other expenses described in the Investment Advisory Agreement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the advisor)) to 1.95% of average daily net assets for Class A Shares, 2.70% of average daily net assets for Class C Shares and 1.70% of average daily net assets for Class I Shares of the Fund through January 31, 2020. Fees deferred or reimbursed are subject to possible recoupment from the applicable class of Fund shares in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

[5]

AXS has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.95%, 2.70%, and 1.70% of the average daily net assets of Class A, Class C and Class I shares of the Acquiring Fund, respectively. This agreement is effective until October 19, 2021, and it may be terminated before that date only by IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund - Class A Shares	$762	$1,144	$1,551	$2,682
Acquiring Fund - Class A Shares - (Pro forma)	$757	$1,138	$1,542	$2,669
Acquired Fund - Class C Shares (with redemption at end of period)	$375	$830	$1,414	$2,996
Acquiring Fund - Class C Shares (with redemption at end of period) - (Pro forma)	$370	$823	$1,405	$2,983
Acquired Fund - Class C Shares (without redemption at end of period)	$270	$830	$1,414	$2,996
Acquiring Fund - Class C Shares (without redemption at end of period) - (Pro forma)	$270	$823	$1,405	$2,983
Acquired Fund - Class I Shares	$173	$527	$906	$1,969
Acquiring Fund - Class I Shares - (Pro forma)	$168	$520	$897	$1,955

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

The investment objectives and investment strategies of the Acquired Fund and the Acquiring Fund are the same. The principal risks and the investment limitations and restrictions are substantially similar. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives

The investment objective of both Funds is to seek capital appreciation in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index. Each Fund’s investment objective is non-fundamental and may be changed by its Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Comparison of Principal Investment Strategies

The Acquired Fund and the Acquiring Fund have the same investment strategies, which are presented below. After the Reorganization, AXS will serve as the Acquiring Fund’s investment adviser. Prior to the Reorganization, the principals of Equinox intend to form a new investment adviser, Ampersand Investment Management LLC, that will serve as sub-adviser for the Acquiring Fund. The key personnel of Equinox currently providing services to the Acquired Fund will continue to provide service through Ampersand as sub-advisor to the Acquiring Fund. References to “Equinox” below refer to Equinox Institutional Asset Management, LP prior to the Reorganization and Ampersand Investment Management LLC after the Reorganization. Each Fund seeks to achieve its investment objective by using the following strategies:

The Fund pursues its investment objective by mainly investing, primarily, directly or indirectly through its wholly-owned subsidiary (the “Subsidiary”), in a combination of (i) Trading Companies that employ the Managed Futures Program of one or more commodity trading advisers (“CTAs”) selected by Equinox and/or derivative instruments such as swap agreements that provide exposure to such Managed Futures Programs, and (ii) an actively managed fixed-income portfolio. A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Each of these investments may be tied to a particular asset class: commodities, equities, fixed income or foreign currencies. The Fund may have exposure to emerging markets due to the Managed Futures Programs’ investments in certain stock index futures and foreign exchange instruments. A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool. The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio, and the Fund’s assets consist principally of securities (including shares of the Subsidiary).

●	Derivative Instruments: The Fund or the Subsidiary may invest directly in a variety of derivative instruments including exchange-traded futures and option contracts, forward contracts (including interbank currencies), swaps and other over the counter (“OTC”) derivatives, or may invest in one or more Managed Futures Programs that utilize such derivative instruments to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. Derivatives may be used as substitutes for securities, commodity, and currencies and for hedging price risk. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Any Managed Futures Program may take a long or short position in such markets. Any investment in derivative instruments may be subject to fees and transaction costs that will negatively impact the Fund’s performance.

To the extent the Fund employs derivatives to gain exposure to Managed Futures Programs, it is anticipated that the Fund will utilize a total return swap (a “Swap”), a type of derivative instrument based on a customized index of Managed Futures Program(s) or a basket of Trading Companies (in each case, a “Reference Program”) designed to replicate the aggregate returns of the Managed Futures Programs selected by Equinox. Any Swap will be based on a notional amount agreed upon by Equinox and a counterparty. Equinox will retain the ability to (i) add or remove Managed Futures Programs from the Reference Program and (ii) adjust the notional exposure between the Managed Futures Programs that comprise the Reference Program. Generally, the fees and expenses of a Swap are based on the notional value of the Swap. The value of a Reference Program typically includes a deduction for fees of the counterparty as well as management and performance fees of the relevant CTAs. Because the Reference Program is designed to replicate the returns of Managed Futures Programs selected by Equinox, the performance of the Fund will depend on the ability of the relevant CTAs to generate returns in excess of the costs of the relevant Swap(s).

●	Fixed-Income Securities: The fixed-income securities that the Fund invests in may have any maturity and may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government and its agencies and instrumentalities, money market securities and other interest-bearing instruments or any derivative instrument meant to track the return of any such instrument, and cash. The Fund may buy debt securities for liquidity purposes, to serve as collateral related to other Fund investments, or to seek income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts. The Fund may also invest, without limitation, in money market funds or other investment companies (such as exchange traded funds (“ETFs”)) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes. These fixed-income securities and other investments may serve as margin and collateral for the derivatives positions of the Fund.

●	Subsidiary: Generally, the Fund may invest up to approximately 25% of its total assets in the Subsidiary, which has the same investment objective as the Fund. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures as the Fund.

Equinox employs a multi-step process to select and allocate across Managed Futures Programs that are consistent with the Fund’s investment objective:

i.	Screening. Equinox uses proprietary and commercial databases to identify a universe of Managed Futures Programs that may be suitable for investment by the Subsidiary. These programs are quantitatively screened primarily based on their historic performance data (i.e., return streams and volatility over selected time frames). Other criteria are also used to screen programs, including length of track record and assets under management.

ii.	Analysis and Selection. Equinox further analyzes the pre-screened Managed Futures Programs by examining both qualitative and quantitative factors. The qualitative factors include the business backgrounds of the principals, the trading strategies used, and the depth of the CTA’s research department. Quantitative analyses include a variety of financial and statistical measures that are used to better comprehend and categorize the program trading strategies.

All Managed Futures Programs selected for inclusion into the portfolio undergo rigorous due diligence reviews before receiving an allocation. Due diligence reviews include site visits, track record verification, and background checks of the firm and principals.

iii.	Portfolio Design. Equinox invests the assets of the Subsidiary with the aim of providing exposure to a portfolio of complementary Managed Futures Programs that is consistent with the Fund’s investment objective. Equinox seeks to moderate portfolio risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across: (i) trading methodologies (e.g., trend following, countertrend, spread, technical, fundamental); (ii) trading time horizons; and (iii) sectors and markets (currencies, interest rates, stock market indices, energy resources, metals and agricultural products). The relative weightings and overall exposure to Managed Futures Programs in the portfolio are adjusted periodically.

iv.	Risk Management. Equinox monitors the trading and performance of the Managed Futures Programs in the portfolio with the aims of identifying and mitigating unusual risks. Some of the factors monitored are margin usage, daily volatility, and equity drawdowns. Responses to extraordinary trading patterns or increased risk may include consultation with the CTA to determine the cause of the condition, partial redemption of allocated assets, or complete withdrawal from the trading program.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Acquired Fund with those of the Acquiring Fund. Although the Funds describe and organize them differently, the principal risks associated with investments in the Acquired Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and principal investment strategies. Unlike the Acquired Fund, the Acquiring Fund includes “New Adviser Risk” and “Sub-Adviser Strategy Risk” as principal risks. The risks of the Funds are described in their respective prospectuses as follows:

Acquired Fund	Acquiring Fund
Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The performance of a Managed Futures Program may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Managed Futures Strategy/Commodities Risk. Exposure to the commodities markets (including financial futures markets) through direct or indirect investments in Managed Futures Programs may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts and the performance of a Managed Futures Program may fluctuate significantly and unpredictably over short periods for a variety of reasons, including changes in interest rates, overall market movements, commodity index volatility, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

The performance-based fees paid to the CTAs may create an incentive for the CTAs to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. A CTA with positive performance may receive performance-based compensation from the Trading Company, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative.

Counterparty Risk. The derivative contracts entered into by the Fund, the Subsidiary or a Trading Company may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or Trading Company deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.	Same as the Acquired Fund.

Acquired Fund	Acquiring Fund
Credit Risk. If a security issuer or a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease significantly. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.	Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.
Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.	Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives Risk. The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities, commodities or currencies underlying those derivatives. Derivatives have economic leverage inherent in their terms that will magnify losses. There may be an imperfect correlation between the changes in market value of derivatives and the underlying asset upon which they are based. Purchased options may expire worthless. Derivative counterparties may default. There may not always be a liquid secondary market for derivative contracts. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options. Derivatives are subject to the risk of mispricing or improper valuation.	Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.
Emerging Market Risk. The Fund intends to have exposure to emerging markets due to the Managed Futures Programs’ investments in certain stock index futures and foreign exchange instruments. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.	Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Acquired Fund	Acquiring Fund
Fixed-Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.	Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.
Foreign Market Risk. There is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.	Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.
Indirect Fees and Expenses Risk. The cost of investing in the Fund may be higher than the cost of other mutual funds that invest directly in futures, forwards or other derivative instruments. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by any Managed Futures Program in which the Fund or the Subsidiary invest, including commodity brokerage commissions and operating expenses. Further, any investment in a Managed Futures Program is expected to be subject to management and performance-based fees. Management fees typically are based on the leveraged account size or the “notional exposure” of the Fund to the relevant Managed Futures Program and not the actual cash invested.	Same as the Acquired Fund.
Leverage/Volatility Risk. The use of leverage by the Fund (or Managed Futures Programs in which the Fund invests) will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.	Leveraging Risk. Certain Fund transactions, including taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Acquired Fund	Acquiring Fund
Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid assets involve the risk that the Fund may be unable to sell such assets or sell them at a reasonable price.	Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.
Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation or depreciation of a particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.	Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. In addition, the profitability of any Managed Futures Program depends primarily on the ability of its CTA to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements may be influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflations; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of various market participants. A CTA’s trading methods may not take all of these factors into account.

Trading Strategy Risk. The profitability of any Managed Futures Program depends primarily on the ability of its CTA to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements may be influenced by, among other things:

•changes in interest rates;
•governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;
•weather and climate conditions;
•natural disasters, such as hurricanes;
•changing supply and demand relationships;
•changes in balances of payments and trade;
•U.S. and international rates of inflation and deflation;
•currency devaluations and revaluations;
•U.S. and international political and economic events; and
•changes in philosophies and emotions of various market participants.

A CTA’s trading methods may not take all of these factors into account. In addition, the Fund will indirectly bear the expenses, including management fees, incentive fees and transaction fees, of the relevant Managed Futures Programs through reduced returns.

The successful use of forward and futures contracts relies upon the relevant CTA’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are:

Acquired Fund	Acquiring Fund

•Futures and forward contracts have a high degree of price variability and are subject to occasional rapid and substantial changes in market value of the instruments held;

•the imperfect correlation between the change in the price of the forward or futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts;

•possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

•possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

•losses caused by unanticipated market movements, which are potentially unlimited;

•such CTA’s inability to predict correctly the direction of asset prices, interest rates, currency exchange rates and other economic factors; and

•the possibility that the counterparty will default in the performance of its obligations.

No corresponding risk.	Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
OTC Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.	No corresponding risk.
Other Investment Company Risk. Mutual funds and ETFs are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the costs of investing in the Fund. Each other mutual fund is subject to specific risks, depending on the nature of the fund.	ETF and Mutual Fund Risk. Investing in ETFs or mutual funds (including other funds managed by the Fund’s advisor) will provide the fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Acquired Fund	Acquiring Fund
Performance Fees Risk. The performance-based fees paid to a CTA may create an incentive for that CTA to make investments that are riskier or more speculative than those it might have made in the absence of such performance-based fees. In addition, because performance-based fees will generally be calculated on a basis that includes unrealized trading profits of the relevant Managed Futures Program, the fee may be greater than if it were based solely on realized gains. Positive performance of the Fund’s investments in a Managed Futures Program is expected to result in performance-based compensation being paid to the relevant CTA, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative. Further, because performance fees are frequently calculated on a quarterly basis (and, in some cases, upon a withdrawal of capital from a Trading Company), it is possible that a CTA could earn a performance fee in a year in which its overall performance for the entire year was negative.	See Managed Futures Strategy/Commodities Risk.
Portfolio Turnover Risk. The Fund is exposed to portfolio turnover risk primarily through its exposure to the Managed Futures Programs, which may frequently buy and sell futures and futures-related instruments to rebalance its exposure to various market sectors. Higher portfolio turnover in the Managed Futures Programs may result in higher levels of transaction costs and generating greater tax liabilities that will be deducted from the performance of the Fund’s investment in the Managed Futures Programs. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.	Portfolio Turnover Risk. Active and frequent trading of the futures and futures-related instruments under the Managed Futures Programs may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.
Short Sale Strategy Risk. The trading strategies employed by a Managed Futures Program may involve short positions in the relevant markets and the underlying derivative instruments and futures contracts. The potential gain in respect of a short position is limited by the fact that such positions can never earn a trading profit greater than the price of the relevant asset at the time the short position was executed. Conversely, because losses on a short position arise from increases in the value of the security (or other asset) sold short, such loss is theoretically unlimited.	Short Sales Risk. In connection with a short sale of a security or other instrument (either directly or indirectly through a Managed Futures Program), the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.

Acquired Fund	Acquiring Fund
Subsidiary Risk. The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.	Subsidiary Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not itself subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund and Subsidiary are organized and operated, as applicable, could prevent the Fund or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.
Taxation Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The Subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Managed Futures Programs will be passed through to the Fund as ordinary income and reflected on shareholder’s tax Forms 1099 as such.

Tax Risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives does not constitute “qualifying income.”

Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Managed Futures Programs will be passed through to the Fund as ordinary income and reflected on shareholder’s tax Forms 1099 as such.

Acquired Fund	Acquiring Fund
The tax treatment of the Fund’s investment in commodity interests or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations.
Leverage Risk. The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, and potentially greater losses. There is no assurance that the Fund’s investment in Managed Futures Programs with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.	Same as the Acquired Fund.
No corresponding risk.

New Adviser Risk. The Adviser is a newly organized investment adviser and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

No corresponding risk

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Fund and the Acquiring Fund are set forth in the following table. The fundamental limitations of the Acquired Fund and Acquiring Fund are substantially similar. The fundamental limitations may only be amended with shareholder approval. The Acquired Fund’s non-fundamental limitations with respect to loans and borrowing are incorporated into the Acquiring Fund’s corresponding fundamental limitations. In addition, the Acquired Fund has a non-fundamental limitation with respect to margin purchases while the Acquiring Fund does not. The non-fundamental limitations of the Acquired Fund and Acquiring Fund with respect to illiquid investments are substantially similar.

Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Borrowing Money and Issuing Senior Securities	The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Underwriting	The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Real Estate and Commodities.	The Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Concentration	The Fund may not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.	The Fund may not invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).
Loans	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

The Acquired Fund and Acquiring Fund observe the following restrictions as a matter of operating but not fundamental policy:

Policy	Acquired Fund’s Non-Fundamental Investment Policies	Acquiring Fund’s Non-Fundamental Investment Policies
Loans	The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.	No such policy. See the discussion of “Loans” in the Acquiring Fund’s Fundamental Investment Policies above.

Policy	Acquired Fund’s Non-Fundamental Investment Policies	Acquiring Fund’s Non-Fundamental Investment Policies
Borrowing	The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.	No such policy. See the discussion of “Borrowing” in the Acquiring Fund’s Fundamental Investment Policies above.
Margin Purchases	The Fund may not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.	No such policy.
Illiquid Investments	The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.	The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

E.	Comparison of Investment Advisory and Sub-Advisory Agreements

Investment Advisory Agreements

Equinox serves as the investment adviser to the Acquired Fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Trust. The Investment Advisory Agreement between the Trust and Equinox describes the services Equinox provides to the Acquired Fund, which generally include investment advice, reviewing, supervising, and administering the investment program of the Acquired Fund. Under the terms of the Investment Advisory Agreement, Equinox is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter related to the Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence in the performance of Equinox’s duties or obligations under the Investment Advisory Agreement or by reason of Equinox’s reckless disregard of its duties and obligations under the Investment Advisory Agreement The Investment Advisory Agreement will terminate automatically in the event of its assignment.

Pursuant to the terms of the Investment Advisory Agreement, Equinox receives an advisory fee from the Acquired Fund at an annual rate equal to 1.45% of the Acquired Fund’s average annual daily net assets. Equinox has contractually agreed with the Acquired Fund to waive advisory fees and, if necessary, reimburse certain other expenses, to limit the Acquired Fund’s net total annual fund operating expenses (including the advisory fee, any Rule 12b-1 fees and other expenses described in the Investment Advisory Agreement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Acquired Fund officers and Trustees and contractual indemnification of Acquired Fund service providers (other than Equinox)) to 1.95% of average daily net assets for Class A Shares, 2.70% of average daily net assets for Class C Shares and 1.70% of average daily net assets for Class I Shares of the Acquired Fund through January 31, 2020. Fees deferred or reimbursed are subject to possible recoupment from the applicable class of Acquired Fund shares in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Similar to the current Investment Advisory Agreement between the Trust and Equinox, the new investment advisory agreement between IMST II and AXS (the “AXS Investment Advisory Agreement”) describes the services AXS will provide to the Acquiring Fund, which are similar to the services currently provided by Equinox to the Acquired Fund. In addition, as the Acquiring Fund’s investment adviser, AXS has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisers, and in that connection will be responsible for making recommendations to the Board of Trustees of IMST II (the “IMST II Board”) with respect to hiring, termination and replacement of any sub-adviser of the Acquiring Fund. AXS is not liable to IMST II under the terms of the AXS Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or IMST II in connection with the performance of the AXS Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’s part in the performance of its duties or from reckless disregard by it of its duties under the AXS Investment Advisory Agreement. In addition, as with the Investment Advisory Agreement with Equinox, the AXS Investment Advisory Agreement will terminate automatically upon its assignment. If the Reorganization is approved by the shareholders of the Acquired Fund, the AXS Investment Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the AXS Investment Advisory Agreement, unless sooner terminated as provided in the AXS Investment Advisory Agreement. The AXS Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended (the “1940 Act”).

For its services under the AXS Investment Advisory Agreement, AXS will be entitled to a fee at the specified annual rate of 1.45% of the Acquiring Fund’s average daily net assets, which is the same rate that Equinox currently is entitled to receive from the Acquired Fund. AXS has contractually agreed until October 19, 2021, to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.95%, 2.70% and 1.70% of the average daily net assets of Class A, Class C, and Class I Shares of the Fund, respectively. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund, for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement. Details of the Fund’s expense limitations is included in the “Comparison of Fees and Expenses” discussion above.

Investment Sub-Advisory Agreement

Currently, the Acquired Fund does not have an investment sub-advisory arrangement. If the Reorganization is approved, AXS will serve as investment adviser to the Acquiring Fund and Ampersand will serve as investment sub-adviser pursuant to an investment sub-advisory agreement between AXS and Ampersand (the “Investment Sub-Advisory Agreement”). The Investment Sub-Advisory Agreement provides that Ampersand makes the investment decisions for and continuously reviews, supervises and administers the investment program of the Acquiring Fund, subject to the supervision of, and policies established by AXS and the IMST II Board.

The Investment Sub-Advisory Agreement would go into effect following the Reorganization and would remain in effect with respect to the Acquiring Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Acquiring Fund provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. The Investment Sub-Advisory Agreement may be terminated with respect to the Acquiring Fund at any time, without the payment of any penalty: (i) by the IMST II Board, by a vote of a majority of the outstanding voting securities of the Acquiring Fund or by AXS on 60 days’ written notice to Ampersand; or (ii) by Ampersand on 60 days’ written notice to IMST II. The Investment Sub-Advisory Agreement shall terminate immediately upon its assignment or upon termination of the AXS Investment Advisory Agreement with IMST II. AXS, not the Acquiring Fund, will compensate Ampersand for its investment sub-advisory services.

Manager of Managers Structure

AXS and IMST II intend to apply for an exemptive order from the SEC for the Acquiring Fund pursuant to which AXS would operate the Acquiring Fund under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit AXS, subject to the approval of the IMST II Board, to hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval. There can be no guarantee that the SEC will grant the Order.

If the Order is granted, AXS, with the approval of the IMST II Board, would have the discretion to terminate any sub-advisor, including Ampersand, and allocate and reallocate the Acquiring Fund’s assets among AXS and any other sub-advisor. AXS, subject to the oversight and supervision by the IMST II Board, would have responsibility to oversee any sub-advisor for the Acquiring Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisors for the Acquiring Fund. In evaluating a prospective sub-advisor, AXS would consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage the Acquiring Fund. Within 90 days after hiring any new sub-sdvisor, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships. The initial shareholder of the Acquiring Fund will have approved the operation of the Acquiring Fund under any “manager of managers” structure prior to the Closing, and Acquired Fund shareholders, including in their ultimate capacities as shareholders of the Acquiring Fund, are not being asked to vote on this matter.

Use of the “manager of managers” structure would not diminish AXS’s responsibilities to the Acquiring Fund under its AXS Investment Advisory Agreement. AXS would have overall responsibility, subject to oversight by the IMST II Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS would, subject to the review and approval of the IMST II Board: (a) set the Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the IMST II Board, AXS would: (a) when appropriate, allocate and reallocate the Acquiring Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the AXS Investment Advisory Agreement would continue to require prior shareholder approval.

F.	Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures

Distribution and Shareholder Servicing

Acquired Fund	Acquiring Fund
Northern Lights Distributors, LLC is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.	IMST Distributors, LLC, a wholly owned subsidiary of Foreside Fund Services, LLC, is the Distributor (also known as the principal underwriter) of the shares of the Fund.

The Trust, with respect to the Fund has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A and Class C shares (the “Plans”), pursuant to Rule 12b-1 of the 1940 Act, The Plan allows the Fund to pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses up to 0.25% and 1.00% of the Fund’s average daily net asset attributable to Class A and Class C shares, respectively. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund’s distributor and other entities are paid pursuant to the Plans for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments may be in addition to any Rule 12b-1 fees and/or shareholder servicing payments that are reflected in the fees and expenses listed in the fee table section of this prospectus. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” under the heading “Shareholder Services” in the Fund’s Statement of Additional Information.

IMST II has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

In addition, IMST II, on behalf of the Fund, has adopted a Rule 12b-1 plan (the “12b-1 Plan”) with respect to the Fund’s Class C shares. Under the 12b-1 Plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class C shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class C shares and the maintenance of their shareholder accounts.

For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund’s Class C shares and to pay for certain shareholder liaison services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C shares of the Fund at the time the shares are purchased (which includes prepayment of the first year's 0.25% shareholder liaison service fee). These up-front payments to broker-dealers are financed solely by the Advisor. However, the Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive the ongoing 12b-1 fees associated with their clients’ investments.

Acquired Fund	Acquiring Fund

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

Because the Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Purchase, Redemption and Valuation Procedures

The following highlights the purchase and redemption policies of the Acquired Fund and the Acquiring Fund. Additional information regarding the pricing, purchase and redemption of the Acquiring Fund’s shares is included in Appendix B.

	Acquired Fund	Acquiring Fund
Minimum Initial Investment and Minimum Additional Investment	The minimum initial investment to open an account is $2,500 for Class A shares and Class C shares and $1,000,000 for Class I shares and the minimum subsequent investment in Class A and Class C shares is $500. There is no minimum subsequent investment requirement for Class I shares or when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund reserves the right to waive or reduce the above minimum investment requirements at the discretion of the Adviser. The Fund may change the investment minimums at any time.

The Acquiring Fund’s minimum initial investment and minimal additional investment requirements are the same as the Acquired Fund.

Shareholders may make an initial investment in an amount greater than the minimum amounts and the Acquiring Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Acquiring Fund shares purchased by Trustees of IMST II and current or retired directors and employees of the Advisor, Sub-Advisor, and their affiliates.

Purchase of Shares	Shares of the Acquired Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquired Fund to receive purchase orders. The purchase price you will pay for the Acquired Fund’s shares will be the next NAV calculated after the transfer agent or your authorized financial intermediary receives your request in good order.	Shares of the Acquiring Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i,e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquiring Fund to receive purchase orders. The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.
Redeeming (Selling) Shares

You will be entitled to redeem all or any portion of the shares credited to your accounts by:

•   Submitting a written request

•   Telephone redemption.

•   Redeeming through Broker

•   Redemptions by Wire/Electronic Funds Transfer:

Once the Acquired Fund receives your redemption request in “good order”, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days)

You may redeem shares of the Acquiring Fund at a price equal to the NAV next determined after the transfer agent and/or authorized agent receives your redemption request in good order. Acquiring Fund shares are redeemable on any business day the NYSE is open for business. If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Acquiring Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Acquiring Fund does not value its shares will be transacted at the next business day’s NAV.

Shareholders who purchased shares directly from the Acquiring Fund may sell their shares by mail, telephone, or wire.

	Acquired Fund	Acquiring Fund
Sales Loads on Class A Shares	The Acquired Fund’s Class A Shares are subject to a maximum front-end sales load of 5.75%. If a shareholder invests at least $1 million in Class A Shares, no front-end sales charge is applied. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 12 months after their purchase.	Same as the Acquired Fund.
CDSC on Class C Shares	If Class C shares are sold within one year after purchase, they will be subject to a CDSC of up to 1.00%.	Same as the Acquired Fund.
Systematic Investments

The Acquired Fund allows investors to establish an investment plan that automatically debits money from their bank account and invests it in the Acquired Fund. The subsequent investments must be at least $100 on specified days of each month.

For an individual account, IRA or other qualified plan account that has a current account value of at least $10,000, the Acquired Fund allows investors to adopt a systematic withdrawal plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.

The Acquiring Fund allows investors to establish an automatic investment plan to invest a specific amount of money into their account. Automatic investments must be at least $100.

The Acquiring Fund also allows investors to establish a systematic withdrawal plan to automatically redeem a predetermined amount (minimum of $1,000) on a monthly or quarterly basis.

Exchanges	The Acquired Fund shareholders can move an investment from the Acquired Fund to a comparable class of another fund advised by the Fund’s adviser. These other funds are limited to Equinox Aspect Core Diversified Strategy Fund, Equinox Ampersand Strategy Fund and Equinox Chesapeake Strategy Fund.	The Acquiring Fund allows shareholders to exchange shares of the Acquiring Fund into shares of another fund managed by the Advisor. Exchanges may only be made between the same share classes.
Small Accounts	If at any time your account balance falls below $1,000 the Acquired Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice, your account could be closed.	The Acquiring Fund may redeem all of the shares held in your account if your balance falls below the Acquiring Fund’s minimum initial investment. The Acquiring Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. Such automatic redemption will not apply to current Acquired Fund shareholders receiving Acquiring Fund shares in the Reorganization.
Redemption Fees	1.00% on amounts redeemed within 30 days of purchase.	Same as the Acquired Fund.

	Acquired Fund	Acquiring Fund
Payment of Redemption Proceeds	Redemption proceeds are normally paid in cash within seven days after the tender of shares.	Same as the Acquired Fund.
Redemptions In-Kind	The Acquired Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is greater than $250,000 or 1% of the Acquired Fund’s assets	During conditions that make the payment of cash unwise and/or in order to protect the interests of the Acquiring Fund’s remaining shareholders, the Acquiring Fund reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Acquiring Fund.
Dividends and Distributions	Normally, the Acquired Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually.	The Acquiring Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Acquiring Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.
Frequent Trading	The Acquired Fund discourages and does not accommodate market timing or other disruptive trading activities. Frequent trading into and out of the Acquired Fund can harm all Acquired Fund shareholders by disrupting the Acquired Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. The Acquired Fund may invest a portion of its assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Acquired Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Acquired Fund portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Acquired Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Acquired Fund shares held by other shareholders. Accordingly, the Acquired Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Acquired Fund’s Board has also approved the 1.00% early redemption fee on shares redeemed in less than 30 days of purchase.	IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Acquiring Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities in the Acquiring Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Acquiring Fund, if that shareholder has engaged in four or more “round trips” in the Acquiring Fund during a 12-month period.

	Acquired Fund	Acquiring Fund
Net Asset Value Per Share (“NAV”)	The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.	The offering price of each class of the Acquiring Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares. The Acquiring Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If, for example, the NYSE closes at 1:00 p.m. New York time, the Acquiring Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the IMST II Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Acquiring Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Acquiring Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Acquiring Fund does not value its shares, which may significantly affect the Acquiring Fund’s NAVs on days when you are not able to buy or sell Acquiring Fund shares
Fair Valuation	The Acquired Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.	The Acquiring Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. IMST II has adopted procedures to be followed when the Acquiring Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor and/or Sub-Advisor does not represent the security’s fair value), or when, in the judgment of the Advisor and/or Sub-Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of Advisor and/or Sub-Advisor and the Board of Trustees of IMST II (or a committee thereof), and may result in a different price being used in the calculation of the Acquiring Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

Acquired Fund	Acquiring Fund

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Trust Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Trust Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Acquired Fund may use independent pricing services to assist in calculating the value of the Acquired Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Acquired Fund. In computing the NAV, the Acquired Fund values foreign securities held by the Acquired Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Acquired Fund’s portfolio, particularly foreign securities, occurs after the close of trading on a foreign market but before the Acquired Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Acquired Fund calculates its NAV, the adviser may need to price the security using the Acquired Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Acquired Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Acquired Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or the price that may be realized upon the actual sale of the security.

In certain circumstances, the Acquiring Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Acquiring Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Acquiring Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquiring Fund’s NAVs.

Other types of portfolio securities that the Acquiring Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor and/or Sub-Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Acquired Fund	Acquiring Fund
With respect to any portion of the Acquired Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Acquired Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Acquired Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

G.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. Under the Plan, shareholders of the Acquired Fund would receive a number of full and fractional Class A Shares, Class C Shares or Class I Shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s Class A Shares, Class C Shares or Class I Shares, as the case may be, in the Acquired Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”), and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute each class of the Acquiring Fund shares received in exchange pro rata to its shareholders holding the corresponding class of the Acquired Fund’s shares by instructing IMST II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional Class A Shares, Class C Shares or Class I Shares of the Acquiring Fund equal in aggregate net asset value at the time of the reorganization to the aggregate net asset value of such shareholder’s Class A Shares, Class C Shares or Class I Shares, as the case may be, in the Acquired Fund.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to IMST II with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on October 19, 2019, or such other date agreed to by the Trust and IMST II.

UMB Fund Services, Inc. and Mutual Fund Administration, LLC, the Acquiring Fund’s co-administrators, have agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement, except if and to the extent that payment of those costs would result in certain adverse tax consequences. UMB Fund Services, Inc. and Mutual Fund Administration, LLC will also pay for the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board or the IMST II Board if, among other reasons, the Board or the IMST II Board determines that the Reorganization is not in the best interest of its shareholders.

2.	Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund	Acquiring Fund
Class A Shares	Class A Shares
Class C Shares	Class C Shares
Class I Shares	Class I Shares

3.	Board Considerations Relating to the Proposed Reorganization

At the Trust’s Board Meeting held on June 17, 2019, Equinox, the Acquired Fund’s investment adviser, recommended that the Trustees approve the Reorganization. At its meeting, the Board evaluated materials regarding the Acquiring Fund. They considered and discussed the drafts of the proxy statement related to the Reorganization on Form N-14 and a draft of the Agreement and Plan of Reorganization contained in the materials.

The Board reviewed the responses to the questionnaire provided by Equinox, the current adviser of the Acquired Fund. The Board discussed the comparison of the Acquired Fund’s current fees and the proposed fees of the Acquiring Fund. The Board noted the experience and qualifications of the Acquiring Fund’s service providers and that AXS would enter into a two-year expense limitation agreement with respect to the Acquiring Fund. The Board further noted that Equinox indicated that the Acquiring Fund may also benefit from the new adviser’s distribution platform. The Board noted that the Acquiring Fund would have the same investment objective, investment strategies and portfolio managers as the Acquired Fund.

After careful consideration, the Trustees (including all Trustees who are not “interested persons” of the Acquired Fund), determined that the Reorganization would be not dilute the interests of the Acquired Fund’s shareholders, and unanimously approved the Plan.

In approving the proposed Reorganization, the Trustees (with the advice and assistance of independent counsel) also considered, among other things:

●	the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	that the investment objectives and strategies of the Acquired Fund and the Acquiring Fund are the same and the policies are substantially similar;

●	that the investment adviser and portfolio managers of the Acquired Fund will continue as sub-adviser and portfolio managers of the Acquiring Fund;

●	that the advisory fees to be paid to AXS under the Acquiring Fund’s investment advisory agreement would be the same as those paid to Equinox under the Acquired Fund’s investment advisory agreement;

●	that the total annual operating expenses of the Acquiring Fund are expected to be lower than the current expenses of the Acquired Fund;

●	that AXS had agreed to enter into an expense limitation agreement that would cap the Acquiring Fund’s total annual operating expenses at the same rates as the Acquired Fund for a period of two years from the date of the Reorganization;

●	that based on the estimated pro forma expense ratios for the Acquiring Fund, the Acquiring Fund is expected to operate below the expense limits under the waiver agreement;

●	that no sales loads, commissions or other transactional fees would be imposed on the Acquired Fund’s shareholders in connection with the Reorganization;

●	the qualifications and experience of the Acquiring Fund’s service providers;

●	that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests;

●	that the Acquired Fund will not bear the costs of the proposed Reorganization;

●	that the Reorganization was recommended by Equinox and that it is Equinox’s belief that a transition of the Acquired Fund to a new trust with a new adviser could result in more customized distribution support, and could result in growth of assets (which may reduce shareholder expenses);

●	that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; and

●	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by Equinox would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would take such further action as it deems to be in the best interests of the Acquired Fund.

4.	Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Trust believes it has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Acquired Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the Acquiring Fund shares that each Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

●	Each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

●	The taxable year of the Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST II, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Acquired Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Acquired Fund.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Form of Organization. The Trust and IMST II are each Delaware statutory trusts governed by their respective Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Trust and IMST II are also governed by applicable state and federal law. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Trust and IMST II except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

Shares. The Trust and IMST II are each authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent. Pursuant to the Trust Declaration of Trust, shareholders of the Trust have the power to vote only for the following (each to the extent and as provided for in the Declaration of Trust): (a) the election of Trustees, including the filling of any vacancies in the Board of Trustees; (b) with respect to such additional matters relating to the Trust as may be required by the Trust Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC; and (c) such other matters as the Board of Trustees may consider necessary or desirable.

Except when a larger quorum is required by applicable law, the Trust Declaration of Trust or the By-Laws, thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the shares of each such series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a shareholder meeting of such series or class. Any lesser number shall be sufficient for adjournments.

On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (a) when required by applicable law, shares shall be voted by individual series or class; (b) when the matter involves any action that the Board of Trustees has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (c) when the matter involves any action that the Board of Trustees has determined will affect the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. A shareholder of each series or class thereof shall be entitled to one vote for each share of such series or class thereof on any matter on which such shareholder is entitled to vote. There shall be no cumulative voting in the election of Trustees. Shareholders may take any action as to the Trust or any series or class without a meeting if a consent in writing setting forth the action to be taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

Pursuant to the IMST II Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the IMST II Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series; (iv) with respect to any amendment of the IMST II Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of IMST II or any series, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the IMST II Declaration of Trust, IMST II’s by-laws or any registration of IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable.

The presence in person or by proxy of one-third of the holder of shares of IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. Any lesser number shall be sufficient for adjournments. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST II Declaration of Trust or IMST II’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST II Declaration of Trust or the IMST II by-laws or as shall be permitted by the IMST II Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings. Neither the Acquired Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.

Shareholder Liability. Both the Trust and IMST II’s governing instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or IMST II or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Fund and Acquiring Fund, respectively. Shareholders of the Trust and IMST II have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability. Both the Trust and IMST II indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST II do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust. The Trust Board may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the Board of Trustees and, if required, by approval of such amendment by shareholders. The IMST II Board may amend the IMST II Declaration of Trust by an instrument signed by a majority of the IMST II Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the governing instruments and by-laws of the Trust and IMST II. It is qualified in its entirety by reference to the respective governing instruments and by-laws.

6.	Capitalization

The following table shows, as of August 16, 2019, (1) the unaudited capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund – Class A Shares	$34,929,228	$9.33	3,743,754.353
Acquiring Fund Class I Shares (Pro forma)	$34,929,228	$9.33	3,743,754.353
Acquired Fund –Class C Shares	$21,764,967	$8.85	2,459,318.312
Acquiring Fund Class C Shares (Pro forma)	$21,764,967	$8.85	2,459,318.312
Acquired Fund –Class I Shares	$200,257,038	$9.44	21,213,669.320
Acquiring Fund Class I Shares (Pro forma)	$200,257,038	$9.44	21,213,669.320

7.	Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

●	First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Equinox and AXS are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.

●	Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The IMST II Board will satisfy this condition at the time of the Reorganization.

H.	Additional Information about the Funds

1.	Past Performance of the Acquired Fund

Performance Summary

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Acquired Fund by showing the changes in the Acquired Fund’s performance from year to year since inception, and by showing how the Acquired Fund’s average annual total returns for the one year, five years and ten years ended December 31, 2018, compare with those of the S&P 500 Index and the Barclay BTOP50 Index. The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Updated performance information, current through the most recent month end, is available at equinoxfunds.com.

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Acquired Fund.

Calendar-Year Total Return (before taxes) – Class A Shares

For each calendar year at NAV

Class A Shares
Highest Calendar Quarter Return at NAV	8.98%	Quarter Ended 3/31/2015
Lowest Calendar Quarter Return at NAV	(6.55)%	Quarter Ended 6/30/2015

The year-to-date return for Class A Shares as of June 30, 2019 was 10.45%.

Average Annual Total Returns (for Periods Ended December 31, 2018)	1 Year	5 Year	Since Inception	Inception Date
Class A Shares - Return Before Taxes	(6.18)%	1.07%	0.54%	12/31/2009
Class A Shares - Return After Taxes on Distributions*	(6.18)%	(1.01)%	(0.90)%	12/31/2009
Class A Shares - Return After Taxes on Distributions and Sale of Fund Shares*	(3.66)%	(0.09)%	(0.18)%	12/31/2009
Class C Shares - Return Before Taxes	(2.27)%	1.50%	0.45%	12/31/2009
Class I Shares - Return Before Taxes	(0.37)%	2.52%	(0.92)%	03/24/2011
S&P 500 Index (Reflects No Deductions for Fees, Expenses or Taxes)	(4.38)%	8.49%	11.73%	12/31/2009
Barclays BTOP50 Index (Reflects No Deductions for Fees, Expenses or Taxes)	0.98%	1.16%	0.39%	12/31/2009

The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.

The Barclay BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe.

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only and after-tax returns for classes other than Class A Shares will vary from returns shown for Class A Shares.

Portfolio Turnover

Both the Acquired Fund and the Acquiring Fund pay transaction costs, such as commissions, when buying and selling securities or derivatives instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

2.	Investment Adviser, Sub-Adviser and Portfolio Managers

The Acquired Fund’s investment adviser is Equinox, with its principal place of business at 47 Hulfish Street, Suite 510, Princeton, NJ 08542. Equinox is a registered investment adviser with the SEC and the Commodity Futures Trading Commission as a commodity pool operator. Equinox has provided investment advisory services to for institutions, high-net worth individuals, and company retirement plans since 2003 and to the Acquired Fund since inception in 2009. Equinox is responsible for the day-to-day management of the Acquired Fund’s portfolio, selection of the Acquired Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board. As of March 31, 2019, Equinox had over $804 million in assets under management. A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and Equinox is included in the Acquired Fund’s annual report for the period ended September 30, 2018. The Acquired Fund does not have an investment sub-adviser.

If the Reorganization is approved, Ampersand Investment Management, LLC, with its principal place of business at 47 Hulfish Street, Suite 510, Princeton, NJ 08542, will serve as investment sub-adviser for the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio, selection of the Acquiring Fund’s portfolio investments and supervision of its portfolio transactions (reorganized as Ampersand Investment Management LLC), subject to the general oversight of AXS and the IMST II Board. AXS, with its principal place of business at 181 Westchester Avenue, Port Chester, Unit 402, New York 10573, will become the investment adviser to the Acquiring Fund pursuant to a new investment advisory agreement with IMST II, on behalf of the Acquiring Fund. As investment adviser to the Acquiring Fund, AXS will provide investment advisory services to the Acquiring Fund, including oversight of Ampersand, as the Acquiring Fund’s sub-adviser, ensuring quality control of Ampersand’s investment process, and monitoring and measuring the Acquiring Fund’s risk and return against appropriate benchmarks and peers.

Ajay Dravid and Rufus Rankin of Equinox are the portfolio managers for the Acquired Fund. Messrs. Dravid and Rankin have managed the Acquired Fund since October 2011. Messrs. Dravid and Rankin will continue to be jointly and primarily responsible for the day-to-day management of the Acquiring Fund following the Reorganization as portfolio managers of Ampersand.

The Acquired Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Acquired Fund.

3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund

The Trust and IMST II are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Board has six “independent trustees,” as that term is defined under the 1940 Act, of the Trust. The following individuals comprise the Board: Anthony J. Hertl, Gary W. Lanzen, Mark H. Taylor, John V. Palancia, Mark D. Gersten and Mark S. Garbin.

Trustees of IMST II

The IMST II Board has six trustees, two of whom are “interested trustee” of IMST II. The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader, Eric M. Banhazl (interested Trustee) and Terrance P. Gallagher (interested Trustee).

Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Trust	IMST II
Administrator	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York 11788	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York 11788	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	RSM US LLP 555 Seventeenth Street, Suite 1200 Denver, Colorado 80202	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Hauppauge, New York 11788.

You may vote in one of the following ways:

●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

●	vote on the Internet at the website address listed on your proxy card;

●	call the toll-free number (800) 690-6903 to reach an automated touchtone voting line; or

●	call the toll-free number (855) 976-3327 to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on August 16, 2019 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will take such further action as it deems to be in the best interests of the Acquired Fund.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on August 16, 2019, is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. AXS has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to provide proxy services, at an anticipated cost of approximately $74,000. UMB Fund Services, Inc. and Mutual Fund Administration, LLC will bear the costs of the Special Meeting, including legal costs, the costs of retaining Broadridge, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Acquired Fund at the Special Meeting. As of the Record Date, there were 27,416,742 shares outstanding and entitled to vote at the Special Meeting.

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

To the knowledge of the Acquired Fund, as of August 16, 2019, the following persons held of record or beneficially 5% or more of the outstanding class of shares of the Acquired Fund.

Shareholder Name/Address	Percentage of Total Outstanding Class A Shares of the Acquired Fund
Raymond James Saint Petersburg, FL 33716	24.82%
Charles Schwab & Co. San Francisco, CA 94104-4122	21.62%
Ameritrade, Inc. Omaha, NE 68103-2226	15.20%
National Financial Services, LLC Jersey City, NJ 07310	10.11%

Shareholder Name/Address	Percentage of Total Outstanding Class A Shares of the Acquired Fund
LPL Financial San Diego, CA 92121	5.74%

Shareholder Name/Address	Percentage of Total Outstanding Class C Shares of the Acquired Fund
Raymond James Saint Petersburg, FL 33716	54.40%
Morgan Stanley Smith Barney New York, NY 10004-1901	9.47%
Charles Schwab & Co., Inc. San Diego, CA 92121	7.63%

Shareholder Name/Address	Percentage of Total Outstanding Class I Shares of the Acquired Fund
Raymond James Saint Petersburg, FL 33716	49.72%
Ameritrade, Inc. Omaha, NE 68103-2226	8.13%
National Financial Services, LLC Jersey City, NJ 07310	7.11%
Charles Schwab & Co., Inc. San Diego, CA 92121	7.01%

To the knowledge of the Acquired Fund, as of August 16, 2019, the following persons held of record or beneficially 25% or more of the outstanding shares of the Acquired Fund. Persons holding more than 25% of the outstanding shares of the Acquired Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Acquired Fund
Raymond James Saint Petersburg, FL 33716	57.99%

E.	Interest of Certain Persons in the Transaction

AXS may be deemed to have an interest in the Reorganization because it will become investment adviser to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment adviser. Ampersand may be deemed to have an interest in the Reorganization because it will become a sub-adviser to the Acquiring Fund and will receive fees for its services as sub-adviser (which will be paid by AXS). Ajay Dravid and Rufus Rankin, as portfolio managers of the Acquired Fund and Acquiring Fund, may be deemed to have an interest in the Reorganization because of their continued service as portfolio managers and continued receipt of compensation for managing the Acquiring Fund, which is conditioned upon the approval of the Reorganization.

Equinox, the current investment advisor to the Acquired Fund, has entered into an Asset Purchase Agreement with AXS for the sale of management-related business assets of Equinox. Pursuant to the Asset Purchase Agreement, Equinox will receive certain payments from AXS following the Reorganization, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Independent Registered Public Accounting Firm

The consolidated financial statements of the Acquired Fund for the year ended September 30, 2018, contained in the Acquired Fund’s Annual Report to Shareholders, has been audited by RSM US LLP, independent registered public accounting firm. The Acquiring Fund is newly created and does not yet have a financial history. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring Fund.

E.	Information Filed with the SEC

The Trust and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of ___ 2019, by and among Northern Lights Fund Trust (the “Northern Lights Trust”), a Delaware statutory trust, with its principal place of business at [17605 Wright Street, Suite 2, Omaha, Nebraska 68130], on behalf of its series the Equinox MutualHedge Futures Strategy Fund (the “Acquired Fund”), and Investment Managers Series Trust II (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series AXS Managed Futures Strategy Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, UMB Fund Services, Inc. (“UMBFS”), with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), with its principal place of business at 2220 East Route 66, Suite 226, Glendora, California .

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. The reorganization will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of a corresponding class of shares of the Acquiring Fund (the “Acquiring Fund Shares”), as noted below, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (ii) the distribution of the Acquiring Fund Shares pro rata on a class-by-class basis to the shareholders of the corresponding classes of the Acquired Fund in exchange for their shares in the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (i) and (ii) (collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Northern Lights Trust or the IMST Trust or the assets of any other series of the Northern Lights Trust or the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Northern Lights Trust and the IMST Trust, respectively, the Northern Lights Trust and the IMST Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Acquired Fund currently offers the following classes of shares: Class A, Class C, and Class I, (the “Acquired Fund Shares”), and, upon the Closing, the Acquiring Fund will offer three classes of shares, which will be designated Class A, Class C, and Class I Shares (the Acquiring Fund Shares). As part of the Reorganization, Acquired Fund Shares of each class will be exchanged for Acquiring Fund Shares of the corresponding class.

WHEREAS, the Trustees of the Northern Lights Trust have determined that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

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NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization and borne by UMBFS and MFAC pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

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1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is practicable (the “Liquidation Date”): (a) the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). Each Acquired Fund Shareholder of the Acquired Fund will receive in respect of the Acquired Fund Shares of each class the number of full and fractional Acquiring Fund Shares of the Acquiring Fund of the class corresponding to that class of shares of Acquired Fund Shares of the Acquired Fund held by such Acquired Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the Acquired Fund and class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective number of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each class of Acquiring Fund Shares shall be computed by UMB Fund Services, Inc. (the “Acquiring Fund Co-Administrator”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust, or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The NAV per share of each class of Acquired Fund Shares shall be computed by Ultimus Fund Solutions, LLC (the “Acquired Fund Administrator”), the Acquired Fund’s [accounting agent], in the manner set forth in the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust, and the Acquired Fund’s then-current prospectus and statement of additional information. The [Acquired Fund Administrator] shall confirm the NAV per share of each class of Acquired Fund Shares, which shall be subject to adjustment by an amount, if any, agreed to by the Acquiring Fund Co-Administrator and the [Acquired Fund Administrator].

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2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of each class of Acquiring Fund Shares of the Acquired Fund to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares of the Acquired Fund, as determined in accordance with paragraph 2.1 and 2.2, by the NAV of one Acquiring Fund Share of the corresponding class of the Acquiring Fund, as determined in accordance with Paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value shall be made by the [Acquired Fund Administrator], in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund Co-Administrator, and shall be subject to adjustment by an amount, if any, agreed to by the Acquiring Fund Co-Administrator and the [Acquired Fund Administrator].

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about [            ], 2019, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of [_______________], or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. U.S. Bank, N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause Ultimus Fund Solutions, LLC as its transfer agent as of the Closing Date to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause UMB Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of the Northern Lights Trust a confirmation evidencing the number of each class of Acquiring Fund Shares of the Acquiring Fund to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Northern Lights Trust and the Acquired Fund represent and warrant to the IMST Trust and each corresponding Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the Northern Lights Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Northern Lights Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement.

(b) The Northern Lights Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of its most recently completed fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

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(i) Since the end of each Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the Northern Lights Trust, no such returns are currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Northern Lights Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not change its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund shares, and has no outstanding securities convertible into any Acquired Fund shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

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(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Northern Lights Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Northern Lights Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain such qualification for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Northern Lights Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund Shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

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(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the above representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust and the Acquiring Fund represent and warrant to the Northern Lights Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be [         ], investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as an Acquiring Fund’s sole shareholders.. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

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(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the IMST Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3 REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the Northern Lights Trust as follows:

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(a) The IMST Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE NORTHERN LIGHTS TRUST. The Northern Lights Trust represents and warrants to the IMST Trust that the Northern Lights Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of an Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Northern Lights Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund, as well as any capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Northern Lights Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

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(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. The Northern Lights Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Northern Lights Trust will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Northern Lights Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Northern Lights Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

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5.10 The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Northern Lights Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(i)	The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

(ii)	The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)	Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

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(v)	The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)	To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the Northern Lights Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquiring Fund or any of their properties or assets or any person whom the IMST Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither of the IMST Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not "interested persons" of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Northern Lights Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

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7.2 The Northern Lights Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Northern Lights Trust, dated as of the Closing Date, addressing the following points:

(i)	The Northern Lights Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Northern Lights Trust, and the Acquired Fund is a separate series of the Northern Lights Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust.

(ii)	The Northern Lights Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)	The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust.

(v)	No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the Northern Lights Trust and the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)	To the knowledge of the President of the Northern Lights Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Northern Lights Trust or the Acquired Fund or any of their properties or assets or any person whom the Northern Lights Trust or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Northern Lights Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Northern Lights Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Acquired Fund, as described in paragraph 5.5.

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7.5 The Northern Lights Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the Northern Lights Trust as defined under the 1940 Act, has determined that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the transactions contemplated by this Agreement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The IMST Trust shall have received an opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and the Northern Lights Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

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(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of its Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares of the Acquired Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include in Acquired Fund’s holing period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, [UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof)] shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Northern Lights Trust, counsel to the Independent Trustees of the Northern Lights Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions; and (g) any costs associated with meetings of the Funds’ Boards of Trustees relating to the transactions contemplated herein.

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[UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof)] shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, [each of UMBFS (or any affiliate thereof) and MFAC (or an affiliate thereof)] shall pay the estimated costs of the Reorganization to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by [UMBFS (or any affiliate thereof) and MFAC (or an affiliate thereof)] within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and the Northern Lights Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and the Northern Lights Trust. In addition, either the IMST Trust or the Northern Lights Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

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(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, the Northern Lights Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Northern Lights Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Northern Lights Trust on behalf of the Acquired Fund and signed by authorized officers of the Northern Lights Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Funds as provided in the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust.

A-18

13.7 Both parties specifically acknowledge and agree that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, and that no other series of the IMST Trust or the Northern Lights Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Northern Lights Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NORTHERN LIGHTS FUNDS TRUST

on behalf of the Acquired Fund

By:

Name:

Title:

INVESTMENT MANAGERS SERIES TRUST II

on behalf of the Acquiring Fund

By:

Name:

Title:

UMB FUND SERVICES, INC.

solely with respect to Article IX

By:

Name:

Title:

MUTUAL FUND ADMINISTRATION, LLC

solely with respect to Article IX

By:

Name:

Title:

A-20

APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUND

The term “Fund” below refers to the Acquiring Fund.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

AXS Managed Futures Strategy Fund

Investment Objective

The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund’s principal investment strategies are discussed in the “Fund Summary” section. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s Sub-Advisor uses, or may use, to seek to achieve the Fund’s objective.

The Fund pursues its investment objective by investing primarily, directly or indirectly through its wholly-owned subsidiary (the “Subsidiary”), in a combination of (i) Trading Companies that employ the Managed Futures Program of one or more commodity trading advisers (“CTAs”) selected by the Fund’s investment sub-advisor, Ampersand Investment Management LLC(“Ampersand” or the “Sub-Adviser”) and/or derivative instruments such as swap agreements that provide exposure to the such Managed Futures Programs, and (ii) an actively managed fixed-income portfolio. A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. Each of these investments may be tied to a particular asset class: commodities, equities, fixed income or foreign currencies. A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool. The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio, and the Fund’s assets consist principally of securities (including shares of the Subsidiary)

Subsidiary. Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Sub chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The Fund is relying on certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from a fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M.

As with the Fund, Ampersand is responsible for the Subsidiary’s day-to-day business pursuant to an investment sub-advisory agreement with the Subsidiary. Under this agreement, Ampersand provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The investment sub-advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment sub-advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody and fund accounting, and administration services with the same service providers that provide those services to the Fund. The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, fund accounting and fund administration services that it receives. The expenses borne by the Subsidiary are not expected to be material in relation to the value of the Fund’s assets. The Fund’s own expenses are reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, any duplicative fees for similar services provided to the Fund and Subsidiary are not material.

B-1

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Sub-Advisor, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s Statement of Additional Information.

The Subsidiary invests in the global derivatives markets through allocations to one or more proprietary Managed Futures Programs. Generally, Managed Futures Programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. It is anticipated that the Managed Futures Programs accessed by the Fund will have investment exposure to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. The Subsidiary’s investment in a Managed Futures Program may be through investment in one or more Trading Companies advised by one or more CTAs registered with the U.S. Commodity Futures Trading Commission, or one or more derivative instruments such as a total return swap.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

When the Sub-Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies

Principal Risks of Investing in the Fund

The Fund’s principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

B-2

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Sub-Advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Derivatives risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, operational leverage risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Hedging Transactions. The Fund may employ hedging techniques that involve a variety of derivative transactions, including futures contracts, swaps, exchange-listed and over-the-counter put and call options on securities or on financial indices, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Sub-Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

B-3

Option Contracts. The Fund may invest in options that trade on either an exchange or over-the-counter. By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security or commodity underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated, during the term of the option, to deliver the security or commodity underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security or commodity underlying the option at the exercise price. By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the security or commodity underlying the option at the exercise price. An option on an index gives the holder the right to receive an amount of cash upon exercise of the option equal to the difference between the closing value of the index and the exercise price of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a market index such as the S&P 500 Index. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract (a short position if the option is a call, a long position if the option is a put) at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. Upon exercise of the option, the delivery of the futures position to the purchaser of the option will be accompanied by transfer to the purchaser of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Sub-Advisor would otherwise recommend, to the possible detriment of the Fund.

Futures Contracts. The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

B-4

Foreign Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, provided that with respect to transactions on a foreign exchange that is formally linked to a domestic exchange, certain domestic disclosure and anti-fraud provisions may apply. In addition, the price of any foreign futures or option contract may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Transactions entered into by the Fund may be executed on various U.S. and foreign exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may cause the Fund to suffer a loss.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Sub-Advisor will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a “daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

B-5

Swap Transactions. The Fund may enter into swap transactions. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Fund may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

B-6

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures – such as margin requirements for non-cleared transactions – may offer market participants additional protections once implemented. Nonetheless, the Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contact market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

B-7

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Managed futures strategy/commodities risk. Exposure to the commodities markets (including financial futures markets) may subject the Fund to greater volatility than cash market investments in securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

The commodity markets are subject to temporary distortions or other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day and the size of contract positions taken. Once a limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the Fund’s commodity-linked investments.

In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds. The derivatives traded by the Fund may include futures, options and forward contracts and other derivatives on commodities, currencies and equities that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds. In addition, the Subsidiary will have to pay additional operating expenses, which will further reduce the potential return of the Fund’s investments. The Subsidiary’s trading will be subject to certain trading costs, including brokerage commissions and various exchange fees. These costs are in addition to the operating expenses associated with the Fund. The combined impact of these costs will reduce the Fund’s performance. In addition, the profitability of any Managed Futures Program depends primarily on the ability of its CTA to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements may be influenced by, among other things:

●       changes in interest rates;

●       governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

●       weather and climate conditions;

●       natural disasters, such as hurricanes;

●       changing supply and demand relationships;

●       changes in balances of payments and trade;

●       U.S. and international rates of inflation and deflation;

●       currency devaluations and revaluations;

●       U.S. and international political and economic events; and

●       changes in philosophies and emotions of various market participants.

A CTA’s trading methods may not take all of these factors into account. In addition, the Fund will indirectly bear the expenses, including management fees, incentive fees and transaction fees, of the relevant Managed Futures Programs through reduced returns. The successful use of forward and futures contracts relies upon the relevant CTA’s skill and experience with respect to such instruments and is subject to special risk considerations.

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Counterparty Risk. The derivative contracts entered into by the Fund, the Subsidiary or a Trading Company may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or Trading Company deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered predominantly speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. They may be in default or in danger of default as to principal and interest.

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Foreign investment risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

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Emerging market risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Subsidiary risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not itself subject regulation under the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. The Fund, however, wholly owns and controls the Subsidiary. Further, the Advisor acts as the investment advisor for the Subsidiary, making it unlikely that the Subsidiary would intentionally take action contrary to the interests of the Fund and its shareholders.

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Changes in the laws of the United States, the U.S. states or the Cayman Islands could prevent the Fund, or the Subsidiary from operating as described in this Prospectus and could negatively affect the Fund and its shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the Subsidiary. If this were to change and the Subsidiary were required to pay Cayman Islands taxes, the investment returns of the Fund would be adversely affected.

Tax risk. To qualify for the tax treatment available to regulated investment companies under the Code, each Fund must derive at least 90% of its gross income for the taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.” The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income.” To the extent necessary for it to qualify as a regulated investment company, the Fund intends to generally limit its investments in commodities and commodity-linked derivatives to those that it expects will generate qualifying income.

Under Treasury regulations, certain income derived by a regulated investment company from a foreign wholly-owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives would generally constitute “qualifying income” only to the extent the wholly-owned subsidiary makes distributions to the regulated investment company. The Subsidiary intends to make all necessary distributions such that the Fund’s income derived from the Subsidiary will constitute “qualifying income.” The tax treatment of the Fund’s investment in commodity interests or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity interests and in the Subsidiary does not constitute “qualifying income,” the Fund may not be able to qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity interests or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. As a result, the Subsidiary will be treated as conducting the activities, and recognizing the income. The Subsidiary will be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income, if any, that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities engaged in by a taxpayer for its own account does not constitute the conduct of a trade or business in the United States, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed Treasury regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

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Government intervention and regulatory changes. In response to the global financial crisis that began in 2008, which caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low. Recently, the Federal Reserve has begun raising interest rates, and if there is less governmental action in the future to maintain low interest rates and/or actions are taken to raise interest rates further, there may be unpredictable and possible negative effects on the markets and the Fund’s investments. In addition, legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. For example, the regulation of derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

As a registered commodity pool operator, the Sub-Advisor is subject to a comprehensive scheme of regulations administered by the CFTC and the NFA, the self-regulatory body for futures and swaps firms, with respect to both their own operations and those of the Fund. The CFTC has determined that many of its disclosure and reporting requirements that otherwise apply to registered commodity pools will not apply with respect to commodity pools that are SEC-registered investment companies, like the Fund.

Indirect fees and expenses risk. The cost of investing in the Fund may be higher than the cost of other mutual funds that invest directly in futures, forwards or other derivative instruments. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by any Managed Futures Program in which the Fund or the Subsidiary invests, including commodity brokerage commissions and operating expenses. Further, any investment in a Managed Futures Program is expected to be subject to management and performance-based fees. Management fees typically are based on the leveraged account size or the “notional exposure” of the Fund to the relevant Managed Futures Program and not the actual cash invested.

ETF and mutual fund risk. Investing in ETFs or mutual funds (including other funds managed by the Advisor or Sub-Advisor) will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Leveraging risk. The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Liquidity risk. Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Liquidity risk may be more pronounced for the Fund’s investments in developing countries.

Management and strategy risk. The value of your investment depends on the judgment of the Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor or Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund's ability to calculate its net asset values, and prevent shareholders from redeeming their shares.

Portfolio turnover risk. Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instruments sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

New advisor risk. The Advisor is a newly organized investment adviser and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

For further information about the risks of investing in the Fund, please see the SAI.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its monthly holdings report on Form N-PORT.

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MANAGEMENT OF THE FUND

Investment Advisor

AXS Investments LLC, is a newly formed Delaware limited liability company which maintains its principal offices at 181 Westchester Avenue, Unit 402, Port Chester, New York 10573, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the IMST II. The Advisor is a newly-formed investment advisor registered with the SEC and provides investment advice to open-end funds. The Advisor has applied to be registered as an investment advisor with the SEC. As of the date of this Prospectus, the Advisor serves as investment advisor only to the Fund, AXS Multi-Strategy Alternatives Fund, AXS Alternative Growth Fund, AXS Aspect Core Diversified Strategy Fund, AXS Chesapeake Strategy Fund, and AXS IPM Systematic Macro Fund.

Subject to the general supervision of the Board, the Advisor is responsible for selecting and overseeing the performance of the Sub-Advisor with regard to the management of the Fund in accordance with its investment objectives and policies using the approaches discussed in the “Principal Investment Strategies” section of this Prospectus.

The Advisor is also responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary, under the same terms, as are provided to the Fund (the “Subsidiary Advisory Agreement”). The Subsidiary Advisory Agreement provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. Additionally, as with the Fund, the Advisor delegates elements of the management of the Subsidiary’s portfolio to the Fund’s Sub-Advisor, which also serves as the Subsidiary’s sub-advisor. Under a sub-advisory agreement, the Sub-Advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund (“Subsidiary Sub-Advisory Agreement”). The Advisor pays the Subsidiary’s Sub- Advisor a fee for its services. The Advisor has contractually agreed, for so long as the Fund invests in its Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as a Fund invests in its Subsidiary and may not be terminated by the Advisor unless each first obtains the prior approval of the Board for such termination. The Subsidiary has also entered into separate contracts for the provision of custody, fund accounting, fund administration, and audit services with the same service providers that provide those services to the Fund. The Fund will also bear the fees and expenses incurred in connection with the custody, fund accounting, fund administration, and audit services that its Subsidiary receives. The expenses of the Subsidiary are consolidated into the expenses of the respective Fund. The Subsidiary’s financial statements are consolidated in the Fund’s annual audited consolidated financial statements and semi-annual unaudited consolidated financial statements which are included in the annual and semi-annual reports, respectively, provided to shareholders.

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below, based on the Fund’s average daily net assets, calculated daily and payable monthly.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
AXS Managed Futures Strategy Fund	1.45%

Sub-Advisor

Ampersand Investment Management LLC, with its principal place of business at 4 Hulfish Street, Suite 510, Princeton, NJ 08542, serves as the Sub-Advisor to the Fund, pursuant to a sub-advisory agreement with the Advisor (the “Ampersand Agreement”). The Sub-Advisor was founded in 2019 and is a registered investment advisor with the SEC. The Sub-Advisor is responsible for the day-to-day management of the Fund’s portfolio, the selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor. Ampersand provides investment advisory services to institutions, high-net worth individuals, and company retirement plans.

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The Sub-Advisor is registered with the U.S. Commodity Futures Trading Commission as a “commodity pool operator”. The Advisor, not the Fund, compensates the Sub-Advisor with a management fee based on the allocated average daily net assets of the respective Fund, out of the investment advisory fees it receives from the Fund.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Advisory Agreement will be available in the Fund’s Semi-Annual Report to shareholders dated as of March 31, 2020.

Manager of Managers Structure

AXS and IMST II intend to apply for an exemptive order from the SEC for the Acquiring Fund pursuant to which AXS would operate the Acquiring Fund under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit AXS, subject to the approval of the IMST II Board, to hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval. There can be no guarantee that the SEC will grant the Order.

If the Order is granted, AXS, with the approval of the Board, would have the discretion to terminate any sub-advisor, including Ampersand, and allocate and reallocate the Acquiring Fund’s assets among AXS and any other sub-advisor. AXS, subject to the oversight and supervision by the IMST II Board, would have responsibility to oversee any sub-advisor for an Acquiring Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisors for an Acquiring Fund. In evaluating a prospective sub-advisor, AXS would consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage an Acquiring Fund. Within 90 days after hiring any new sub-advisor, the respective Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships. The initial shareholder of each Acquiring Fund will have approved the operation of the Acquiring Fund under any “manager of managers” structure prior to the Closing, and Acquired Fund shareholders, including in their ultimate capacities as shareholders of an Acquiring Fund, are not being asked to vote on this matter.

Use of the “manager of managers” structure would not diminish AXS’s responsibilities to the Acquiring Fund under its AXS Investment Advisory Agreement. AXS would have overall responsibility, subject to oversight by the IMST II Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS would, subject to the review and approval of the IMST II Board: (a) set an Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of an Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the IMST II Board, AXS would: (a) when appropriate, allocate and reallocate the Acquiring Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the AXS Investment Advisory Agreement would continue to require prior shareholder approval.

Portfolio Managers

Ampersand

Ajay Dravid, Managing Director of Portfolio Strategy

Dr. Ajay Dravid is the Managing Director of Portfolio Strategy for Equinox and joined Equinox in 2011. Dr. Dravid was also appointed as Chief Investment Officer of Equinox Institutional Asset Management, LP, on November 1, 2014. Dr. Dravid will hold the same positions with Ampersand. As a co-portfolio manager of Equinox Funds’ mutual funds, Dr. Dravid is involved in day-to-day portfolio and risk management, as well as in developing and structuring new products. Prior to joining Equinox Funds, Dr. Dravid was a consultant and a member of the Executive Committee of Equinox Frontier Funds. Dr. Dravid has more than 30 years of experience in industry, academia, and financial services. From 2004 to 2006, he was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets. From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a co-portfolio manager for the Multi-Strategy Arbitrage funds, a quantitative analyst for Equity Long-Short funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and in client services. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers. Prior to this, he was an Assistant Professor of Finance at the Wharton School.

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Dr. Dravid has published numerous papers in leading academic and practitioner journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Dr. Dravid received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate School of Business at Stanford University. He holds a securities license Series 7 and CFTC/NFA Series 3 registration.

Rufus Rankin, Director of Portfolio Management

Dr. Rufus Rankin is the Director of Portfolio Management for Equinox, which is a position he has held since 2011. Dr. Rankin was also appointed as Director of Research for Equinox Institutional Asset Management, LP, on November 1, 2014. Dr. Rankin will hold the same positions with Ampersand. Dr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by Equinox Funds, a role that requires daily contact with and evaluation of CTAs, and other alternative investment managers. He is a co-portfolio manager of the firm’s mutual funds. Prior to his current role, he was Product Development Manager at Solon Capital, LLC, an affiliate of the Adviser. Before then, he performed sales at SEI from August 2005 to February 2009, and was previously at Morgan Stanley from September 2004 to August 2005. Dr. Rankin holds a BA in Philosophy and a Masters in International Studies from North Carolina State University and a Doctorate of Business Administration from Grenoble Ecole de Management. His doctoral dissertation focused on statistical methods of enhancing multi-manager and multi-asset portfolio diversification, with an emphasis on portfolios of CTAs and Hedge Funds.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is IMST II’s principal underwriter and acts as IMST II’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the IMST II, the Advisor, the Sub-Advisor or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

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The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following. This agreement is in effect until October 19, 2021 and it may be terminated before that date only by IMST II’s Board of Trustees.

Fund	Expense Cap as percent of the average daily net assets
	Class A	Class C	Class I
AXS Managed Futures Strategy Fund	1.95%	2.70%	1.70%

AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund, for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement. All other reimbursement is contingent upon the IMST II Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution (Rule 12b-1) Fees for Class A Shares

IMST II has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class A shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Distribution and Service (Rule 12b-1) Fees (For Class C Shares)

IMST II, on behalf of the Fund, has adopted a Rule 12b-1 plan (the “12b-1 Plan”) with respect to the Fund’s Class C shares. Under the 12b-1 Plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class C shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class C shares and the maintenance of their shareholder accounts.

For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

B-17

To promote the sale of the Fund’s Class C shares and to pay for certain shareholder liaison services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C shares of the Fund at the time the shares are purchased (which includes prepayment of the first year's 0.25% shareholder liaison service fee). These up-front payments to broker-dealers are financed solely by the Advisor. However, the Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive the ongoing 12b-1 fees associated with their clients’ investments.

Because the Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of the Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the IMST II’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund’s most recent NAVs are available on the fund’s website, www.____.com.

B-18

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV are determined. If the event may result in the material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Buying Fund Shares

This Prospectus offers the following classes of shares.

●	Class A shares generally incur sales loads at the time of purchase and are subject to annual distribution and shareholder service fees.
●	Class C shares generally incur contingent deferred sales loads (“CDSC”) on any shares sold within 12 months of purchase and are subject to annual distribution and shareholder service fees.
●	Class I shares are not subject to any sales loads or distribution fees

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

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Minimum Investments	To Open Your Account	To Add to Your Account
Class A and C
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$500
Gift Account For Minors	$2,500	$500
Class I	$1,000,000	None

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i,e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of IMST II and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Sales Charge Schedule

Class A shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares - Sales Charge Schedule

The Fund offering Class A shares is sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amounts you invest as shown in the following chart. This means that part of the funds you contribute to the Fund to purchase Fund shares will be used to pay the sales charge.

Your Investment	Front-End Sales Charge As a % Of Offering Price[1]	Front-End Sales Charge As a %Of Net Investment[2]	Dealer Reallowance As a % Of Offering Price
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

B-20

[1]	The offering price includes the sales charge.

[2]	Represents the amount of sales charge retained by the selling broker-dealer

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund as discussed below. Eligible purchasers of Class A shares also may be entitled to waived sales charges as discussed below under “Net Asset Value Purchases”. The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Appendix A – Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

Quantity Discounts. When purchasing Class A shares, if the dollar amount of your purchase reaches a specified level, known as a breakpoint, you are entitled to pay a discounted initial sales charge. For example, a purchase of up to $49,999 of Class A shares of the Fund would pay an initial charge of 4.50%, while a purchase of $50,000 would pay an initial charge of 4.00%. There are several breakpoints for the Fund, as shown in the “Class A Shares - Sales Charge Schedule” tables above. The greater the investment, the greater the sales charge discount.

You may be able to lower your Class A sales charges if:

☐	you assure the Fund in writing that you intend to invest at least $50,000 in Class A shares of the Fund over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”) (see below); or

☐	the amount of Class A shares you already own in the Fund plus the amount you intend to invest in Class A shares is at least $50,000 (“Cumulative Discount”).

By signing a Letter of Intent you can purchase shares of the Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 4.50% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

B-21

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to “move” your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify the Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons, which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediary may not retain this information.

Information about sales charges can be found on the Fund’s website www.europacificfunds.com or you can consult with your financial representative.

Net Asset Value Purchases. Class A shares are available for purchase without a sales charge if you are:

☐	reinvesting dividends or distributions;

☐	making additional investments for your 401(k) or other retirement or direct accounts;

☐	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

☐	a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform (please see Appendix A for a list of financial intermediaries that have these arrangements);

☐	a current Trustee of IMST II; or

☐	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Class C Shares

Class C Shares are designed for retail investors and are available for purchase only through an approved broker-dealer or financial intermediary. Under the 12b-1 Plan, a distribution fee at an annual rate of 0.75% of average daily net assets and an administrative services fee at an annual rate of 0.25% of average daily net assets are deducted from the assets of the Fund’s Class C Shares.

B-22

Class C Shares of the Fund are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 18 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Fund and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a CDSC applies to a redemption, the Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Information on sales charges can also be found on the Fund’s website at www.                             , or obtained by calling the Fund at 1-833-AXS-ALTS (1-833-297-2587), or consulting with your financial advisor.

Class C Shares Purchase Programs

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. As described in Appendix A to this Prospectus, financial intermediaries may have different policies and procedures regarding the availability of CDSC waivers. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Appendix A – Waivers and Discounts Available from Intermediaries” of the Prospectus for a description of waivers or discounts available through certain intermediaries.

As described below, eligible purchasers of Class C Shares may be entitled to the elimination of CDSC. You may be required to provide the Fund, or its authorized dealer, with certain information or records to verify your eligibility.

A CDSC will not be applied in the following cases:

●	upon the conversion of Class A Shares into another Class of Shares of the Fund;
●	upon distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners;
●	upon returns of excess contributions; or
●	upon the following types of transactions, provided such withdrawals do not exceed 12% of the account annually:
●	redemptions due to receiving required minimum distributions upon reaching age 70 ½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for the waiver); and
●	redemptions through an automatic withdrawal plan (including any dividends and/or capital gain distributions taken in cash).

Your financial advisor or the Transfer Agent can answer questions and help determine if you are eligible.

B-23

Class I Shares

To purchase Class I Shares of the Fund, you generally must invest at least $1,000,000. Class I Shares are not subject to any initial sales charge. No CDSC is imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of IMST II and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-833-AXS-ALTS (1-833-297-2587). You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and control persons. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

B-24

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to AXS Funds. All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions

Methods of Buying
Through a broker-dealer or other financial intermediary	The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.
By mail

The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

B-25

Methods of Buying
	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587) and you will be allowed to move money in amounts of at least $500 but not greater than $50,000 from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.
By wire

To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to “AXS Funds”

A/C #9872325184

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

B-26

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.
By mail	You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to AXS Funds at the address indicated below. Your request must be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).
	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

●   You wish to redeem more than $50,000 worth of shares;

●   When redemption proceeds are sent to any person, address or bank account not on record;

●   If a change of address was received by the Transfer Agent within the last 15 days;

●   If ownership is changed on your account; or

●   When establishing or modifying certain services on your account.

By telephone

To redeem shares by telephone, call the Fund at 1-833-AXS-ALTS (1-833-297-2587) and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-888-558-5851. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

●   The Fund account number;

●   The name in which his or her account is registered;

●   The Social Security Number or Taxpayer Identification Number under which the account is registered; and

●   The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

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Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $[1,000] for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

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The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the relevant Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen [average cost] as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

IMST II’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities on a Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while IMST II makes efforts to identify and restrict frequent trading, IMST II receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. IMST II seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

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Redemption Fee	You will be charged a redemption fee of 1% of the value of the Fund shares being redeemed if you redeem your shares of the Fund within 30 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. IMST II reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.
Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, IMST II believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, IMST II seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that IMST II’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

●	vary or waive any minimum investment requirement;
●	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;
●	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);
●	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
●	reject any purchase or redemption request that does not contain all required documentation; and
●	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

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During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange Class A/Class C/Class I shares of the Fund for the same class of shares of other funds managed by the Advisor. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of Class A, Class C and Class I shares.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Class A, Class C and Class I shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

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Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at www. _____. The Prospectus and SAI are also available on the website.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor and Sub-Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

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Since the Fund’s income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of the dividends paid by the Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

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APPENDIX C – CONSOLIDATED FINANCIAL HIGHLIGHTS OF ACQUIRED FUND

The consolidated financial highlights table is intended to help you understand the Acquired Fund’s financial performance for the period of the Fund’s operations. The consolidated financial highlights include the accounts of the Acquired Fund’s Subsidiary. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the six months ended March 31, 2019 has not been audited. This information for the Fund has been derived from the consolidated financial statements audited by RSM US LLP, an independent registered public accounting firm, whose report, along with the Fund’s consolidated financial statements, are included in the September 30, 2018 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net Asset Value, beginning of period	$8.08		$8.05		$8.82		$9.57		$9.45		$8.85
Activity from investment operations:
Net investment loss (1)	0.01		(0.08)		(0.12)		(0.07)		(0.08)		(0.11)
Net realized and unrealized gain/(losses) on investments	0.18		0.11		(0.36)		0.44		1.10		0.73
Total from investment operations	0.19		0.03		(0.48)		0.37		1.02		0.62
Less Distributions from:
Net investment income	--		--		(0.11)		(1.11)		(0.86)		--
Net realized gains	--		--		(0.04)		(0.01)		(0.04)		(0.02)
Return of capital	--		--		(0.14)		--		--		--
Total distributions	--		--		(0.29)		(1.12)		(0.90)		(0.021)

Paid-in-Capital From Redemption Fees(6)	0.00		0.00		0.00		0.00		0.00		0.00

Net asset value, end of period	$8.27		$8.08		$8.05		$8.82		$9.57		$9.45

Total return (2)	2.35	%(13)	0.37%		(5.67)%		4.48%		11.23%		6.99%

Net assets, at end of period (000’s)	$29,659		$31,434		$72,169		$116,245		$121,148		$126,760

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (7)	1.91	%(12)	1.93%		1.97	%(3)	2.00	%(3,(4)	1.97	%(3,(4)	2.40	%(3,(4)
Ratio of net expenses to average net assets (8)	1.95	%(11)(12)	1.95	%(11)	1.95%		1.88	%(4)	1.87	%(4)	2.19	%(4)
Ratio of net investment loss to average net assets (9)	0.28	%(12)	(1.01)%		(1.46)%		(0.81	)%(5)	(0.85	)%(5)	(1.24	)%(5)
Portfolio turnover rate	0	%(13)	75%		78%		20%		0	%(10)	0	%(10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.
(6)	Amount represents less than $0.01 per share.
(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC	1.91% (12)	1.93%	1.97%(3)	2.00%(3)(4)	1.96%(3)(4)	2.07%(3)(4)
(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC	1.95%(11)(12)	1.95%(11)	1.95%	1.88%(4)	1.86%(4)	1.86%(4)
(9)	Ratio of net investment loss to average net assets excluding the expenses of MFL-CFC	(0.17)% (12)	(1.29)%	(1.46)%	(0.81)% (5)	(0.84)%(5)	(0.90)%(5)
(10)	Amount represents less than 0.5%.
(11)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(12)	Annualized.
(13)	Not Annualized.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net Asset Value, beginning of period	$7.72		$7.75		$8.50		$9.26		$9.17		$8.65
Activity from investment operations:
Net investment loss (1)	(0.02)		(0.13)		(0.18)		(0.14)		(0.15)		(0.18)
Net realized and unrealized gain/(loss) on investments	0.17		0.10		(0.35)		0.43		1.06		0.72
Total from investment operations	0.15		(0.03)		(0.53)		0.29		0.91		0.54
Less Distributions from:
Net investment income	--		--		(0.04)		(1.04)		(0.78)		--
Net realized gains	--		--		(0.04)		(0.01)		(0.04)		(0.02)
Return of capital	--		--		(0.14)		--		--		--
Total distributions	--		--		(0.22)		(1.05)		(0.82)		(0.02)

Paid-in-Capital From Redemption Fees(6)	0.00		0.00		0.00		0.00		0.00		0.00

Net asset value, end of period	$7.87		$7.72		$7.75		$8.50		$9.26		$9.17

Total return (2)	2.07	%(13)	(0.39)%		(6.41)%		3.69%		10.35%		6.23%

Net assets, at end of period (000’s)	$24,453		$27,921		$32,203		$45,572		$41,990		$37,348

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (7)	2.66	%(12)	2.68%		2.73	%(3)	2.75	%(3)(4)	2.72	%(3)(4)	3.15	%(3)(4)
Ratio of net expenses to average net assets (8)	2.70	%(11)(12)	2.70	%(11)	2.70%		2.63	%(4)	2.62	%(4)	2.94	%(4)
Ratio of net investment loss to average net assets(9)	(0.47	)%(12)	(1.69)%		(2.21)%		(1.57	)%(5)	(1.61	)%(5)	(2.01	)%(5)
Portfolio turnover rate	0	%(13)	75%		78%		20%		0	%(10)	0	%(10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.
(6)	Amount represents less than $0.01 per share.
(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC	2.66%(12)	2.68%	2.73%(3)	2.75%(3)(4)	2.71%(3)(4)	2.82%(3)(4)
(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC	2.70% (11)(12)	2.70%(11)	2.70%	2.63%(4)	2.61%(4)	2.61%(4)
(9)	Ratio of net investment loss to average net assets excluding the expenses of MFL-CFC	(0.92)% (12)	(1.97)%	(2.21)%	(1.57)% (5)	(1.60)%(5)	(1.68)%(5)

(10)	Amount represents less than 0.5%.
(11)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.
(12)	Annualized.
(13)	Not Annualized.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
Net Asset Value, beginning of period	$8.16		$8.12		$8.89		$9.64		$9.52		$8.89
Activity from investment operations:
Net investment loss (1)	0.02		(0.05)		(0.10)		(0.05)		(0.06)		(0.09)
Net realized and unrealized gain/(loss) on investments	0.19		0.09		(0.36)		0.45		1.11		0.74
Total from investment operations	0.21		0.04		(0.46)		0.40		1.05		0.65
Less Distributions from:
Net investment income	--		--		(0.13)		(1.14)		(0.89)		--
Net realized gains	--		--		(0.04)		(0.01)		(0.04)		(0.02)
Return of capital	--		--		(0.14)		--		--		--
Total distributions	--		--		(0.31)		(1.15)		(0.93)		(0.02)

Paid-in-Capital From Redemption Fees(6)	0.00		0.00		0.00		0.00		0.00		0.00

Net asset value, end of period	$8.37		$8.16		$8.12		$8.89		$9.64		$9.52

Total return (2)	2.45	%(13)	0.49%		(5.37)%		4.73%		11.48%		7.30%

Net assets, at end of period (000’s)	$195,022		$202,274		$152,690		$159,985		$121,119		$134,317

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average net assets (7)	1.66	%(12)	1.67%		1.74	%(3)	1.74	%(3)(4)	1.72	%(3)(4)	2.15	%(3)(4)
Ratio of net expenses to average net assets (8)	1.70	%(11)(12)	1.70	%(11)	1.70%		1.63	%(4)	1.62	%(4)	1.94	%(4)
Ratio of net investment loss to average net assets (9)	0.53	%(12)	(0.62)%		(1.22)%		(0.59	)%(5)	(0.60	)%(5)	(1.01	)%(5)
Portfolio turnover rate	0	%(13)	75%		78%		20%		0	%(10)	0	%(10)

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees. Had the Advisor not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.
(6)	Amount represents less than $0.01 per share.

(7)	Ratio of gross expenses to average net assets excluding the expenses of MFL-CFC	1.66%(12)	1.67%	1.74%(3)	1.74%(3)(4)	1.71%(3)(4)	1.82%(3)(4)
(8)	Ratio of net expenses to average net assets excluding the expenses of MFL-CFC	1.70%(11)(12)	1.70%(11)	1.70%	1.63%(4)	1.61%(4)	1.61%(4)
(9)	Ratio of net investment loss to average net assets excluding the expenses of MFL-CFC	(0.08)% (12)	(0.90)%	(1.22)%	(0.59)% (5)	(0.59)%(5)	(0.67)%(5)

(10)	Amount represents less than 0.5%.
(11)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(12)	Annualized.
(13)	Not Annualized.

Northern Lights Fund Trust

On behalf of

KCM Macro Trends Fund

17605 Wright Street

Omaha, Nebraska 68130

1-877-275-5599

September 16, 2019

Dear Valued Shareholder:

A Special Meeting of Shareholders of the KCM Macro Trends Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust (the “Trust”), has been scheduled for October 15, 2019 (the “Special Meeting”). The Special Meeting has been called to vote on a proposal to reorganize the Acquired Fund into the AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund”) (the “Reorganization”), a newly created series of Investment Managers Series Trust II (“IMST II”). The Acquiring Fund is designed to be substantially similar from an investment perspective to the Acquired Fund.

If the Agreement and Plan of Reorganization (the “Plan”) between the Trust and IMST II regarding the Reorganization is approved by shareholders of the Acquired Fund and the Reorganization is completed, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund corresponding in class and equal in aggregate net asset value to such shareholder’s shares of Acquired Fund held at the time of the exchange. The Acquired Fund would then be dissolved.

The Acquiring Fund is a newly organized fund that will commence operation upon the closing of the Reorganization of the Acquired Fund. The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider additional actions as it deems to be in the best interests of the Acquired Fund.

If the Reorganization is approved by shareholders of the Acquired Fund, AXS Investments LLC (“AXS”) will serve as the investment adviser for the Acquiring Fund and Kerns Capital Management, Inc. (“KCM”), the current adviser to the Acquired Fund, will serve as the investment sub-adviser for the Acquiring Fund. The investment objective, strategies and policies of the Acquiring Fund and the Acquired Fund are the same or substantially similar, as further described in the attached Proxy Statement/Prospectus.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of the Acquired Fund’s investment adviser, KCM, the Board has approved the Reorganization and the solicitation of the Acquired Fund’s shareholders with respect to the Plan.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call 855-486-7908. If you were a shareholder of record of the Acquired Fund as of the close of business on August 16, 2019, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the KCM Macro Trends Fund.

Sincerely,

Kevin E. Wolf

President

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Northern Lights Fund Trust

KCM Macro Trends Fund

17605 Wright Street

Omaha, Nebraska 68130

1-877-275-5599

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 15, 2019

Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of KCM Macro Trends Fund, a series of the Trust (the “Acquired Fund”), on October 15, 2019, at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Hauppauge, New York 11788, at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.     Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund; and

2.     The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Acquired Fund at the close of business on August 16, 2019, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Northern Lights Fund Trust

Kevin E. Wolf

President

NORTHERN LIGHTS FUND TRUST

KCM Macro Trends Fund

17605 Wright Street

Omaha, Nebraska 68130

1-877-275-5599

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of KCM Macro Trends Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust (the “Trust”), at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund”), a new series of Investment Managers Series Trust II (“IMST II”). This combined proxy/registration statement is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between the Trust and IMST II (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). The Proxy Statement contains the information that shareholders of the Acquired Fund should know before voting on this proposal.

Approval of the shareholders of the Acquired Fund is needed to proceed with the proposal. The Special Meeting will be held on October 15, 2019, to consider the proposal. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider what further actions to take as they may deem to be in the best interests of the Acquired Fund and its shareholders. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is the Acquired Fund reorganizing into the Acquiring Fund?

Answer: KCM, the Acquired Fund’s current advisor, believes the Reorganization will provide benefits to existing Acquired Fund shareholders in the form of lower operating expenses and has the potential to increase Fund assets. Following the Reorganization, the overall fees charged by service providers to the Acquiring Fund are expected to be lower than the fees currently paid by the Acquired Fund, and KCM therefore expects that the Acquiring Fund will have lower gross operating expenses than the Acquired Fund. In addition, KCM believes that the Acquired Fund could potentially benefit from the services expected to be offered in connection with its relationship with AXS Investments LLC (“AXS”), which would serve as the Acquiring Fund’s investment adviser, and from being reorganized as a series of the IMST II. Although AXS is a newly formed investment adviser, it is led by a team of executives that have extensive experience with large financial institutions, including management and distribution of mutual funds, ETFs, and closed-end funds. KCM believes the Acquired Fund can benefit from these executives’ investment advisory experience and that the relationship with AXS may help differentiate the Acquiring Fund in the mutual fund marketplace. KCM believes the Reorganization, the expected lower expenses of the Acquiring Fund and the benefits of the relationship with AXS could potentially make the Acquiring Fund more attractive to prospective investors, which could potentially add size and scale to the Acquiring Fund, therefore resulting in further decreased operating expenses over the long term. Therefore, KCM has recommended, and the Board has approved, that the Acquired Fund be reconstituted as a series of IMST II.

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Question: Who will manage the Acquiring Fund?

Answer: Currently, KCM is the investment adviser to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund. After the Reorganization of the Acquired Fund, AXS will become the Acquiring Fund’s investment adviser. KCM will become the Acquiring Fund’s investment sub-adviser and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio. Because KCM will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the Reorganization, the Reorganization will not change the way your investment assets are managed, although KCM, as sub-adviser, will now be subject to the oversight of AXS, as the investment adviser. As investment adviser to the Acquiring Fund, AXS will provide investment advisory services to the Acquiring Fund, including the oversight of KCM, as the Acquiring Fund’s sub-adviser, ensuring quality control of KCM’s investment process and monitoring and measuring the Acquiring Fund’s risk and return against appropriate benchmarks and peers.

AXS and IMST II intend to apply for an exemptive order from the U.S. Securities and Exchange Commission pursuant to which AXS would operate the Acquiring Fund under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit AXS to hire or replace a sub-advisor, and modify any existing or future agreement with a sub-advisor, without obtaining shareholder approval (though a shareholder vote would still be required to replace AXS with another investment advisor). The Trust does not have a similar exemptive order with respect to the operation of the Acquired Fund. There can be no guarantee that the SEC will grant the Order.

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization.

If the Plan is carried out as proposed with respect to the Acquired Fund, the transaction is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

ii

Acquired Fund	Acquiring Fund
Institutional Class Shares	Class I Shares
Class R-1 Shares	Class R-1 Shares

If the Plan is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about October 18 , 2019.

Question: Will the Board and Service Providers Change?

Answer: The Trust and IMST II have different boards of trustees. The Trust and IMST II also have different arrangements for custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Trust and IMST II by the following:

	Trust	IMST II
Administrator	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York, 11788	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York, 11788	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	RSM US LLP 555 17th Street, Suite 1200 Denver, Colorado 80202	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	Fifth Third Bank Mail Drop 1090CC 38 Fountain Square Plaza Cincinnati, Ohio 45263	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar investment strategies and policies as the Acquired Fund, as further described in the attached Proxy Statement/Prospectus. In addition, KCM will serve as investment sub-adviser to the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio after the Reorganization. As a result, the Acquiring Fund will be managed in substantially the same way as the Acquired Fund. The primary differences will be (1) the investment adviser to the Acquiring Fund will now be AXS rather than KCM (although KCM will be the sub-adviser), (2) the service providers that provide Third Party Service Arrangements to the Acquiring Fund will be different, (3) the Acquiring Fund will be a series of IMST II instead of the Trust, (4) the Acquiring Fund will be governed by a different board of trustees than the Acquired Fund, (5) differences in fee arrangements, as discussed below, and (6) the Acquiring Fund will include an additional investment type, swaps, as a part of its principal investment strategies (swaps are currently a non-principal investment strategy of the Acquired Fund).

iii

You will receive shares of the Acquiring Fund corresponding in class to your shares of the Acquired Fund held immediately prior to the Reorganization and equal in aggregate value at the time of the exchange to the aggregate value of those shares of the Acquired Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: The Acquiring Fund will pay the same annual advisory fee rate currently paid by the Acquired Fund. The fees paid to KCM as investment sub-adviser to the Acquiring Fund will be paid by AXS from its advisory fee and not by the Acquiring Fund. Following the Reorganization, the total annual fund operating fees and expenses of the Acquiring Fund are expected to be lower than those of the Acquired Fund due to the differences in other expenses, including accounting, administration, transfer agency, custody and auditing fees. In addition, although the Acquired Fund currently does not have expense limits in place, AXS has agreed, for a period of two years from the date of the Reorganization, to cap the total annual operating expenses of the Acquiring Fund’s Class I Shares and Class R-1 Shares at the Acquired Fund’s current total annual operating expense levels of 1.51% and 1.68%, respectively.

Question: What is the tax impact on my investment?

Answer: The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Who will benefit from the Reorganization?

Answer: If shareholders approve the Reorganization, AXS will replace KCM as investment adviser and AXS will receive investment advisory fees for serving as the investment adviser of the Acquiring Fund. KCM will serve as sub-adviser and provide the day-to-day portfolio management of the Acquiring Fund. KCM will receive fees for serving as the investment sub-adviser, which are paid by AXS.

Question: What will happen if the Plan is not approved?

Answer: If the shareholders of the Acquired Fund do not approve the proposed Reorganization of the Acquired Fund, then the Reorganization will not be implemented. In such case, the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund.

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Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Board of Trustees taken?

Answer: After careful consideration and upon recommendation of KCM, the Board unanimously approved the Plan and authorized the solicitation of proxies on the proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: UMB Fund Services, Inc. and Mutual Fund Administration, LLC, the Acquiring Fund’s co-administrators, will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, except if and to the extent that payment of those costs would result in certain adverse tax consequences. The Acquired Fund will not incur any expenses in connection with the Reorganization.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call 1-855-486-7908 if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

v

COMBINED PROXY STATEMENT AND PROSPECTUS

SEPTEMBER 16, 2019

FOR THE REORGANIZATION OF

KCM Macro Trends Fund,

a series of Northern Lights Fund Trust
17605 Wright Street

Omaha, Nebraska 68130

1-877-275-5599

INTO

AXS Multi-Strategy Alternatives Fund,

a series of Investment Managers Series Trust II

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-833-AXS-ALTS (1-833-297-2587)

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of KCM Macro Trends Fund, a series of the Trust (the “Acquired Fund”), to be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Hauppauge, New York 11788, on October 15, 2019 at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.    Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund.

2.    The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a newly created series of the IMST II, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

1

The following Acquired Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Acquired Fund, each dated August 28, 2018; and

●	Annual Report to Shareholders of the Acquired Fund dated April 30, 2019.

The Acquired Fund’s Prospectus dated August 28, 2019, and Annual Report to Shareholders for the fiscal year ended April 30, 2019, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-877-275-5599.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated September 16, 2019 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-877-275-5599. The Trust expects that this Proxy Statement will be mailed to shareholders on or about September 17, 2019.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on October 15, 2019. This Proxy Statement is available on the Internet at http://www.proxyvote.com. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 855-486-7908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Date: September 16, 2019

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

2

I.	Proposal - To Approve the Agreement and Plan of Reorganization		4
A.	Overview		4
B.	Comparison Fee Tables and Examples		6
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks		8
D.	Comparison of Investment Restrictions		13
E.	Comparison of Investment Advisory and Sub-Advisory Agreements		15
F.	Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures		18
	1.	Agreement and Plan of Reorganization	26
	2.	Description of the Acquiring Fund’s Shares	27
	3.	Board Considerations Relating to the Proposed Reorganization	27
	4.	Federal Income Tax Consequences	28
	5.	Comparison of Forms of Organization and Shareholder Rights	30
	6.	Capitalization	32
H.	Additional Information about the Funds		33
	1.	Past Performance of the Acquired Fund	33
II.	Voting Information		36
A.	General Information		36
B.	Method and Cost of Solicitation		38
C.	Right to Revoke Proxy		38
D.	Voting Securities and Principal Holders		38
E.	Interest of Certain Persons in the Transaction		39
III.	Miscellaneous Information		39
A.	Other Business		39
B.	Next Meeting of Shareholders		39
C.	Legal Matters		39
D.	Independent Registered Public Accounting Firm		39
E.	Information Filed with the SEC		40
APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION			A-1
APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUND			B-1

3

I.	Proposal - To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of Kerns Capital Management, Inc. (“KCM”), the investment adviser for the Acquired Fund, the Board has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Acquired Fund into the Acquiring Fund, a new series of IMST II (the Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board considered and approved the Reorganization at a meeting held on October 15, 2019, subject to the approval of the Acquired Fund’s shareholders.

The Acquired Fund currently operates as a separate series of the Trust. KCM currently is the investment adviser to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund’s portfolio. KCM has recommended that the Acquired Fund be reconstituted as a series of IMST II.

In order to reconstitute the Acquired Fund under the IMST II umbrella, a similar corresponding fund, referred to as the “Acquiring Fund,” has been created as a new series of IMST II. If shareholders approve the Reorganization, then all of the assets and liabilities of the Acquired Fund will be acquired by the Acquiring Fund and your shares of the Acquired Fund will be converted into shares of the Acquiring Fund.

The investment objectives of the Acquired Fund and the Acquiring Fund are the same and the strategies and policies are substantially similar, as described in more detail below. The Acquiring Fund includes an additional investment type, swaps, as part of its principal investment strategies. Swaps are currently a non-principal investment strategy of the Acquired Fund and KCM, the advisor to the Acquired Fund, intends to invest a larger portion of the Acquiring Fund’s assets in swaps than the Acquired Fund has historically invested. After the Reorganization of the Acquired Fund, AXS Investments LLC (“AXS”) will serve as the Acquiring Fund’s investment adviser. KCM will serve as the investment sub-adviser for the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio. Because KCM and the current portfolio managers will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the Reorganization, the Reorganization will not change the way your investment assets are managed.

The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of July 31, 2019, the Trust consisted of multiple portfolios. IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of July 31, 2019, IMST II consisted of multiple portfolios. IMST II is not affiliated with the Trust or KCM. The Trust and IMST II have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following:

	Trust	IMST II
Administrator	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York, 11788	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York, 11788	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	RSM US LLP 555 17th Street, Suite 1200 Denver, Colorado 80202	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	Fifth Third Bank Mail Drop 1090CC 38 Fountain Square Plaza Cincinnati, Ohio 45263	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

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The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST II and the Trust of an opinion to such effect from tax counsel to IMST II. If the Reorganization so qualifies, the Acquired Fund and the shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of assets, the assumption of liabilities, and the receipt of Acquiring Fund shares in the Reorganization.

Furthermore, the Acquired Fund will not pay for the costs of the Reorganization and the Special Meeting. UMB Fund Services, Inc. and Mutual Fund Administration, LLC, the Acquiring Fund’s co-administrators, will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, KCM and AXS also may solicit proxies, without special compensation, by telephone or otherwise.

The Board of the Trust, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things, that: (i) the terms of the Reorganization, including the anticipated tax-free nature of the transaction for the Acquired Fund and its shareholders, and that the Reorganization of the Acquired Fund was expected to constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code; (ii) the investment objective, principal investment strategies, policies and risks of the Acquired Fund were the same or substantially similar as those of the Acquiring Fund; (iii) the portfolio managers of the Acquired Fund will continue as portfolio managers of the Acquiring Fund; (iv) the advisory fees to be paid to AXS would not change from the fees paid to the Acquired Fund’s current adviser; (v) AXS had agreed to enter into an expense limitation agreement comparable to the Acquired Fund’s current expense limitation agreement; (vi) the qualifications and experience of the Acquiring Fund’s new service providers upon reorganization; (vii) the Reorganization would not result in the dilution of shareholders’ interests; (viii) the Reorganization will be submitted to the shareholders of the Acquired Fund for approval; (ix) shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and (x) the Reorganization was recommended by the Acquired Fund’s current adviser, and the adviser’s belief that a transition of the Acquired Fund to a new trust with a new adviser that could result in more customized distribution support, and could result in growth of assets (which may reduce shareholder expenses).

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Based on KCM’s recommendation, the Board approved the solicitation of the shareholders of the Acquired Fund to vote on the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Tables and Examples

The following shows the fees and expenses for the Acquired Fund based on the Acquired Fund’s assets as of its most recent fiscal year end, April 30, 2019. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses shown for the Acquiring Fund are estimates.

Fees and Expenses
	Acquired Fund	Acquiring Fund (Pro forma)
Share Class	Institutional Class Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.51%	0.22%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%[1]
Total Annual Fund Operating Expenses	1.52%	1.23%[2]

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Fees and Expenses
	Acquired Fund	Acquiring Fund (Pro forma)
Share Class	Class R-1 Shares	Class R-1 Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	0.25%
Other Expenses	0.43%	0.22%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%[1]
Total Annual Fund Operating Expenses	1.69%	1.48%[2]

[1]	The Acquiring Fund’s “Other expenses” and “acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

[2]	The Acquired Fund currently does not have a contractual agreement to limit its total annual fund operation expenses. AXS has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.51% and 1.68% of the average daily net assets of the Acquiring Fund’s Class I Shares and Class R-1 Shares, respectively. This agreement is effective until October 19, 2021, and it may be terminated before that date only by IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

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	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Institutional Class Shares	$155	$480	$829	$1,813
Acquiring Fund - Class I Shares - (Pro forma)	$125	$390	$676	$1,489
Acquired Fund - Class R-1 Shares	$172	$533	$918	$1,998
Acquiring Fund - Class R-1 Shares - (Pro forma)	$151	$468	$808	$1,768

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

The investment objectives of the Acquired Fund and the Acquiring Fund are the same. The principal strategies and risks and the investment limitations and restrictions are substantially similar. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives

The investment objective of both Funds is long-term growth of capital. As a secondary goal, each Fund seeks to manage volatility and market risk. Each Fund’s investment objectives are non-fundamental and may be changed by the applicable Trust’s Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to shareholders.

Comparison of Principal Investment Strategies

The Acquired Fund and the Acquiring Fund have substantially similar investment strategies, which are presented below. After the Reorganization, AXS will serve as the Acquiring Fund’s investment adviser and KCM, the Acquired Fund’s current adviser, will serve as the Acquiring Fund’s investment sub-adviser. KCM will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio. The Acquiring Fund includes an additional investment type, swaps, as part of its principal investment strategies. Swaps are currently a non-principal investment strategy of the Acquired Fund and KCM intends to invest a larger portion of the Acquiring Fund’s assets in swaps than the Acquired Fund has historically invested. Each Fund seeks to achieve its investment objective by using the following strategies.

The Fund employs a flexible investment strategy, meaning it has the freedom to invest globally in companies of all sizes and in all sectors, long or short, fixed income, certain derivatives futures, and cash. It is not restricted to any “style box,” e.g., large cap growth or small cap value. To achieve its investment objective, the Fund invests principally in domestic and foreign equity securities (common stock and Depository Receipts), exchange traded funds (“ETFs”), swaps, futures, and options. The Fund focuses on the broad macroeconomic environment – specifically whether the equity market offers the potential for acceptable risk-adjusted returns. If so, the Fund typically invests in equities. If not, the Fund employs a market neutral strategy (a form of hedging that aims to generate returns that are independent or uncorrelated with the direction of the stock market) with respect to its equity holdings and/or invests in asset classes, including but not limited to [fixed income securities of any maturity and credit quality, derivatives, and/or cash equivalents,] that are not correlated with the stock market. Rules-based, quantitative systems are used to measure market risk and select individual securities.

KCM utilizes all or parts of a multi-faceted approach in managing the Fund, including fundamental, technical and quantitative analysis. KCM has developed rules-based quantitative models that apply systematic research to provide buy and sell signals. KCM adjusts the Fund’s market exposure depending on how clearly its research reflects the market’s direction. KCM then bases its investment decisions quantitatively on a wide array of fundamental and technical factors. Fundamental factors include measures such as, earnings growth rates, return on capital and dividend yield. Technical factors include measures such as price performance, volatility and trading volume.

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The Fund may sell equity securities short up to 50% of its net assets if the KCM believes the value of the equity securities is likely to depreciate in value. In addition, the Fund may purchase and sell futures contracts, and may purchase and sell options on securities, securities indexes, and futures contracts. These types of investments produce economically “leveraged” investment results. To hedge the Fund’s short positions, the Fund may enter into market index swaps or buy call options, which gives the Fund the right to buy a stock it has sold short at a predetermined price. Similarly, the Fund may sell futures to hedge a portion of the Fund’s long positions. The Fund may have investment exposure to a broad range of markets that are economically tied to U.S. and foreign markets (including emerging markets).

As a part of its investment strategy and during periods in which the Fund has limited market exposure, the Fund may invest in money market funds or other short-term interest-bearing instruments. In pursuing its investment objective, the Fund may engage in frequent trading.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Acquired Fund with those of the Acquiring Fund. Although the Funds describe and organize them differently, the principal risks associated with investments in the Acquired Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and substantially similar investment strategies. Unlike the Acquired Fund, the Acquiring Fund includes “Fixed income securities risk” and “New adviser risk” as principal risks. The risks of the Funds are described in their respective prospectuses as follows:

Acquired Fund	Acquiring Fund
Derivatives Risk. Investments in futures and options are considered “derivative” investments. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that the hedging technique will fail if changes in the value of a derivative held by the Fund do not correlate with the Fund’s portfolio securities being hedged. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.	Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

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Acquired Fund	Acquiring Fund
No corresponding risk. See “Market Risk” below.	Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
ETF Risk. Investing through the Fund in ETFs involves certain additional expenses and certain tax results that would not arise if you invested directly in the ETFs. Each ETF exposes the Fund to the strategy-specific risk of each ETF and the value of your investment will fluctuate in response to the performance of the ETFs in which the Fund invests.

ETF and mutual fund risk. Investing in ETFs or mutual funds will provide the fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Foreign Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.	Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

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Acquired Fund	Acquiring Fund
No corresponding risk.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.	Same as the Acquired Fund.
No corresponding risk. See “Derivatives Risk” above.	Leveraging risk. Certain Fund transactions, including taking short positions in financial instruments, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
Market Risk. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.	Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Acquired Fund	Acquiring Fund
Portfolio Turnover Risk. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.	Portfolio turnover risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.
Short Selling Risk. The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and riskier than “long” positions (purchases) because the cost of the replacement security is unknown. Therefore, the potential loss on the short sale is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.	Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio.
Small and Medium-Size Company Risk. The Fund may invest in the common stocks of small-cap and mid-cap companies. Small and medium size companies may have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performances can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Fund’s assets.	Small-cap and mid-cap company risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.
No corresponding risk.

New adviser risk. The Adviser is a newly organized investment adviser and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

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Acquired Fund	Acquiring Fund
No corresponding risk.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

D.         Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Fund and the Acquiring Fund are set forth in the following table. The fundamental limitations of the Acquired Fund and Acquiring Fund are substantially similar. The fundamental limitations may only be amended with shareholder approval. The Acquired Fund has non-fundamental limitations with respect to pledging, borrowing and margin purchases while the Acquiring Fund does not. The non-fundamental limitations of the Acquired Fund and Acquiring Fund with respect to illiquid investments are substantially similar.

Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Borrowing Money and Issuing Senior Securities

The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Underwriting	The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.	The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

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Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Real Estate	The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).
Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.	The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
Concentration	The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.	The Fund may not invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).
Loans	The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

The Acquired Fund and Acquiring Fund observe the following restrictions as a matter of operating but not fundamental policy:

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Policy	Acquired Fund’s Non-Fundamental Investment Policies	Acquiring Fund’s Non-Fundamental Investment Policies
Pledging	The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in the limitation with respect to Borrowing above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.	No such policy.
Borrowing	The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.	No such policy.
Margin Purchases	The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.	No such policy.
Illiquid Investments	The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.	The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

E.         Comparison of Investment Advisory and Sub-Advisory Agreements

Investment Advisory Agreements

KCM serves as the investment adviser to the Acquired Fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Trust. The Investment Advisory Agreement between the Trust and KCM describes the services KCM provides to the Acquired Fund, which generally includes investment research and management for the Fund and the purchase and sale of securities for the Acquired Fund’s portfolio. Under the terms of the Investment Advisory Agreement, KCM is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter related to the Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence in the performance of KCM’s duties or obligations under the Investment Advisory Agreement or by reason of KCM’s reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Investment Advisory Agreement will terminate automatically in the event of its assignment.

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Pursuant to the terms of the Investment Advisory Agreement, KCM receives an advisory fee from the Acquired Fund at an annual rate equal to 1.00% of the Acquired Fund’s average annual daily net assets. Currently, there is no contractual arrangement to limit total annual operating expenses of the Acquired Fund.

Similar to the current Investment Advisory Agreement between the Trust and KCM, the new investment advisory agreement between IMST II and AXS (the “AXS Investment Advisory Agreement”) describes the services AXS will provide to the Acquiring Fund, which are similar to the services currently provided by KCM to the Acquired Fund. In addition, as the Acquiring Fund’s investment adviser, AXS has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisers, and in that connection will be responsible for making recommendations to the Board of Trustees of IMST II (the “IMST II Board”) with respect to hiring, termination and replacement of any sub-adviser of the Acquiring Fund. AXS is not liable to IMST II under the terms of the AXS Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or IMST II in connection with the performance of the AXS Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’s part in the performance of its duties or from reckless disregard by it of its duties under the AXS Investment Advisory Agreement. In addition, as with the Investment Advisory Agreement with KCM, the AXS Investment Advisory Agreement will terminate automatically upon its assignment. If the Reorganization is approved by the shareholders of the Acquired Fund, the AXS Investment Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the AXS Investment Advisory Agreement, unless sooner terminated as provided in the AXS Investment Advisory Agreement. The AXS Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended (the “1940 Act”).

For its services under the AXS Investment Advisory Agreement, AXS will be entitled to a fee at the specified annual rate of 1.00% of the Acquiring Fund’s average daily net assets, which is the same rate that KCM currently is entitled to receive from the Acquired Fund. AXS has contractually agreed until October 19, 2021, to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.51% and 1.68% of the average daily net assets of Class I and Class R-1 Shares of the Fund, respectively. AXS will be permitted to seek reimbursement from the Acquiring Fund, subject to limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years from the date of any such waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Investment Sub-Advisory Agreement

Currently, the Acquired Fund does not have an investment sub-advisory arrangement. If the Reorganization is approved, AXS will serve as investment adviser to the Acquiring Fund and KCM will serve as investment sub-adviser pursuant to an investment sub-advisory agreement between AXS and KCM (the “Investment Sub-Advisory Agreement”). The Investment Sub-Advisory Agreement provides that KCM makes the investment decisions for and continuously reviews, supervises and administers the investment program of the Acquiring Fund, subject to the supervision of, and policies established by AXS and the IMST II Board.

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The Investment Sub-Advisory Agreement would go into effect following the Reorganization and would remain in effect with respect to the Acquiring Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Acquiring Fund provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. The Investment Sub-Advisory Agreement may be terminated with respect to the Acquiring Fund at any time, without the payment of any penalty: (i) by the IMST II Board, by a vote of a majority of the outstanding voting securities of the Acquiring Fund or by AXS on 60 days’ written notice to KCM; or (ii) by KCM on 60 days’ written notice to IMST II. The Investment Sub-Advisory Agreement shall terminate immediately upon its assignment or upon termination of the AXS Investment Advisory Agreement with IMST II. AXS, not the Acquiring Fund, will compensate KCM for its investment sub-advisory services.

Manager of Managers Structure

AXS and IMST II intend to apply for an exemptive order from the SEC for the Acquiring Fund pursuant to which AXS would operate the Acquiring Fund under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit AXS, subject to the approval of the IMST II Board, to hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval. There can be no guarantee that the SEC will grant the Order.

If the Order is granted, AXS, with the approval of the IMST II Board, would have the discretion to terminate any sub-advisor, including KCM, and allocate and reallocate the Acquiring Fund’s assets among AXS and any other sub-advisor. AXS, subject to the oversight and supervision by the IMST II Board, would have responsibility to oversee any sub-advisor for the Acquiring Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisors for the Acquiring Fund. In evaluating a prospective sub-advisor, AXS would consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage the Acquiring Fund. Within 90 days after hiring any new sub-advisor, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships. The initial shareholder of the Acquiring Fund will have approved the operation of the Acquiring Fund under any “manager of managers” structure prior to the Closing, and Acquired Fund shareholders, including in their ultimate capacities as shareholders of the Acquiring Fund, are not being asked to vote on this matter.

Use of the “manager of managers” structure would not diminish AXS’s responsibilities to the Acquiring Fund under its AXS Investment Advisory Agreement. AXS would have overall responsibility, subject to oversight by the IMST II Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS would, subject to the review and approval of the IMST II Board: (a) set the Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the IMST II Board, AXS would: (a) when appropriate, allocate and reallocate the Acquiring Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the AXS Investment Advisory Agreement would continue to require prior shareholder approval.

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F.          Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures

Distribution and Shareholder Servicing

Acquired Fund	Acquiring Fund
Northern Lights Distributors, LLC, is the Distributor (also known as the principal underwriter) of the shares of the Acquired Fund.	IMST Distributors, LLC, a wholly owned subsidiary of Foreside Fund Services, LLC, is the Distributor (also known as the principal underwriter) of the shares of the Acquiring Fund.

The Trust, with respect to the Acquired Fund, has adopted Master Distribution and Shareholder Servicing Plans (“12b-1 Plan” or “Plan”), pursuant to which the Acquired Fund may pay the Acquired Fund’s distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class R-1 shares.

Institutional Class Shares are not subject to any distribution fees under the 12b-1 Plan.

IMST II has adopted a plan on behalf of the Acquiring Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Acquiring Fund to pay distribution fees for the sale and distribution of its Class R-1 shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class R-1 shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class R-1 shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class R-1 shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class R-1 shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

Class I Shares are not subject to any distribution fees under the 12b-1 Plan.

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Acquired Fund	Acquiring Fund
The Distributor, its affiliates, and KCM may each, at its own expense and out of its own assets, including its legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Acquired Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in the prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Acquired Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

AXS may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

AXS, out of its own resources, and without additional cost to the Acquiring Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Acquiring Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. AXS may pay cash compensation for inclusion of the Acquiring Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Acquiring Fund’s shareholders. AXS may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

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Purchase, Redemption and Valuation Procedures

The following highlights the purchase and redemption policies of the Acquired Fund and the Acquiring Fund. Additional information regarding the pricing, purchase and redemption of the Acquiring Fund’s shares is included in Appendix B.

	Acquired Fund	Acquiring Fund
Minimum Initial Investment and Minimum Additional Investment	The minimum initial investment for Institutional Class Shares is $250,000 for regular accounts, retirement plans and automatic investment plans. The minimum initial investments can be waived by the Fund or Adviser at their discretion. The minimum initial investment to open an account for Class R-1 Shares is $1,000 for regular accounts and $1,000 for retirement plans and automatic investment plans. The minimum subsequent investment is $100. Lower minimum initial and additional investments may also be applicable if the shares are purchased through a financial intermediary. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Acquiring Fund’s minimum initial investment and minimal additional investment requirements are the same as those of the Acquired Fund.

Shareholders may make an initial investment in an amount greater than the minimum amounts and the Acquiring Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Acquiring Fund shares purchased by Trustees of IMST II and current or retired directors and employees of the Advisor, [Sub-Advisor], and [their] affiliates.

	Acquired Fund	Acquiring Fund
Purchase of Shares	Shares of the Acquired Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquired Fund to receive purchase orders. The purchase price you will pay for the Acquired Fund’s shares will be the next NAV calculated after the transfer agent or your authorized financial intermediary receives your request in good order.	Shares of the Acquiring Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquiring Fund to receive purchase orders. The purchase price you will pay for the Acquiring Fund’s shares will be the next NAV calculated after the transfer agent or your authorized financial intermediary receives your request in good order.
Redeeming (Selling) Shares

You will be entitled to redeem all or any portion of the shares credited to your accounts by:

● Submitting a written request

● Telephone redemption.

● Redeeming through Broker

● Redemptions by Wire/Electronic Funds Transfer:

You may redeem shares of the Acquiring Fund at a price equal to the NAV next determined after the transfer agent and/or authorized agent receives your redemption request in good order. Acquiring Fund shares are redeemable on any business day the NYSE is open for business. If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Acquiring Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Acquiring Fund does not value its shares will be transacted at the next business day’s NAV.

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	Acquired Fund	Acquiring Fund

Once the Acquired Fund receives your redemption request in “good order”, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days)

Shareholders who purchased shares directly from the Acquiring Fund may sell their shares by mail, telephone, or wire.
Systematic Investments

The Acquired Fund allows investors to establish, an investment plan that automatically debits money from your bank account and invests it in the Acquired Fund. The subsequent investments has a minimum of $100 on specified days of each month.

For an individual account, IRA or other qualified plan account that has a current account value of at least $10,000, the Acquired Fund allows investors to adopt a systematic withdrawal plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.

The Acquiring Fund allows investors to establish an automatic investment plan to invest a specific amount of money into their account. Automatic investments must be at least $100.

The Acquiring Fund also allows investors to establish a systematic withdrawal plan to automatically redeem a predetermined amount (minimum of $1,000) on a monthly or quarterly basis.

	Acquired Fund	Acquiring Fund
Exchanges	The Acquired Fund does not offer exchanges.	The Acquiring Fund allows shareholders to exchange shares of the Acquiring Fund into shares of another fund managed by AXS. Exchanges may only be made between the same share classes.
Small Accounts	If at any time your account balance falls below $1,000 the Acquired Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice, your account could be closed.	The Acquiring Fund may redeem all of the shares held in your account if your balance falls below the Acquiring Fund’s minimum initial investment. The Acquiring Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. Such automatic redemption will not apply to current Acquired Fund shareholders receiving Acquiring Fund shares in the Reorganization.

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	Acquired Fund	Acquiring Fund
Redemption Fees	The Acquired Fund does not have redemption fees.	Same as the Acquired Fund.
Payment of Redemption Proceeds	Redemption proceeds are normally paid in cash within seven days after the tender of shares.	Same as the Acquired Fund.
Redemptions In-Kind	The Acquired Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is greater than $250,000 or 1% of the Acquired Fund’s assets	During conditions that make the payment of cash unwise and/or in order to protect the interests of the Acquiring Fund’s remaining shareholders, the Acquiring Fund reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Acquiring Fund.
Dividends and Distributions	The Acquired Fund distributes substantially all of its net investment income and net capital gains annually in December.	The Acquiring Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Acquiring Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.
Frequent Trading	The Acquired Fund discourages and does not accommodate market timing. Frequent trading into and out of the Acquired Fund can harm all Acquired Fund shareholders by disrupting the Acquired Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Acquired Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. The Acquired Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.	IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Acquiring Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities in the Acquiring Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Acquiring Fund, if that shareholder has engaged in four or more “round trips” in the Acquiring Fund during a 12-month period.

	Acquired Fund	Acquiring Fund
Net Asset Value Per Share (“NAV”)	The Acquired Fund’s net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day	The offering price of each class of the Acquiring Fund’s shares is the net asset value per share (“NAV”) of that class. The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class R-1 Shares and Class I Shares. The Acquiring Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Acquiring Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless IMST II’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Acquiring Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Acquiring Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Acquiring Fund does not value its shares, which may significantly affect the Acquiring Fund’s NAVs on days when you are not able to buy or sell Acquiring Fund shares.

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	Acquired Fund	Acquiring Fund
Fair Valuation

The Acquired Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Acquiring Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. IMST II has adopted procedures to be followed when the Acquiring Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor and/or Sub-Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor and/or Sub-Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and/or Sub-Advisor and the IMST II Board (or a committee thereof), and may result in a different price being used in the calculation of the Acquiring Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

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Acquired Fund	Acquiring Fund
If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) KCM. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.	In certain circumstances, the Acquiring Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Acquiring Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Acquiring Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Acquiring Fund’s NAVs.

The Acquired Fund may use independent pricing services to assist in calculating the value of the Acquired Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Acquired Fund. In computing the NAV of the Acquired Fund, the Adviser values foreign securities held by the Acquired Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.

Other types of portfolio securities that the Acquiring Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor and/or Sub-Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

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Acquired Fund	Acquiring Fund

Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Acquired Fund’s portfolio, particularly foreign securities, occurs after the close of trading on a foreign market but before the Acquired Fund prices its shares, the securities will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Acquired Fund calculates its NAV, KCM may need to price the security using the Acquired Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Acquired Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Acquired Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Acquired Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Acquired Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Acquired Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

G.         Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

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1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. Under the Plan, shareholders of the Acquired Fund would receive a number of full and fractional Class I Shares or Class R-1 Shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s Institutional Class Shares or Class R-1 Shares, as the case may be, in the Acquired Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute each class of the Acquiring Fund shares received in exchange pro rata to its shareholders holding the corresponding class of the Acquired Fund’s shares by instructing IMST II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional Class I Shares or Class R-1 Shares of the Acquiring Fund equal in aggregate net asset value at the time of the reorganization to the aggregate net asset value of such shareholder’s Institutional Class Shares or Class R-1 Shares, as the case may be, in the Acquired Fund.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to IMST II with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on October 18, 2019, or such other date agreed to by the Trust and IMST II.

UMB Fund Services, Inc. and Mutual Fund Administration, LLC, the Acquiring Fund’s co-administrators, have agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement, except if and to the extent that payment of those costs would result in certain adverse tax consequences. UMB Fund Services, Inc. and Mutual Fund Administration, LLC will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board or the IMST II Board if, among other reasons, the Board or the IMST II Board determines that the Reorganization is not in the best interest of its shareholders.

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2.	Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus.

The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund	Acquiring Fund
Institutional Class Shares	Class I Shares
Class R-1 Shares	Class R-1 Shares

3.	Board Considerations Relating to the Proposed Reorganization

At the Trust’s Board Meeting held on June 17, 2019, KCM, the Acquired Fund’s investment adviser, recommended that the Trustees approve the Reorganization. At its meeting, the Board evaluated materials regarding the Acquired Fund and the Acquiring Fund. They considered and discussed the drafts of the proxy statement related to the Reorganization on Form N-14 and a draft of the Agreement and Plan of Reorganization contained in the materials.

The Board reviewed the responses to the questionnaire provided by KCM regarding the proposed expenses and service providers for the Acquiring Fund. The Board noted that KCM indicated in its responses that the Fund may also benefit from the new adviser’s distribution platform. The Board reviewed the expected decrease in the total operating expense ratio for the Acquiring Fund and that AXS had indicated that it would enter into a two-year expense limitation agreement with respect to the Acquiring Fund. The Board noted that KCM would have the same investment objective, investment strategies and portfolio managers following the close of the reorganization.

After careful consideration, the Trustees (including all Trustees who are not “interested persons” of the Acquired Fund), determined that the Reorganization would not dilute the interests of the Acquired Fund’s existing shareholders, and unanimously approved the Plan.

In approving the proposed Reorganization, the Trustees (with the advice and assistance of independent counsel) also considered, among other things:

●	the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	that the investment objectives of the Acquired Fund and the Acquiring Fund are the same and the strategies and policies are substantially similar;

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●	that the investment adviser and portfolio managers of the Acquired Fund will continue as sub-adviser and portfolio managers of the Acquiring Fund;

●	that the advisory fees to be paid to AXS under the Acquiring Fund’s investment advisory agreement would be the same as those paid to KCM under the Acquired Fund’s investment advisory agreement;

●	that the total annual operating expenses of the Acquiring Fund are expected to be lower than the current expenses of the Acquired Fund;

●	that AXS had agreed to enter into an expense limitation agreement that would cap the Acquiring Fund’s total annual operating expenses at current levels as the Acquired Fund’s current expenses for a period of two years from the date of the Reorganization;

●	that based on the estimated pro forma expense ratios for the Acquiring Fund, the Acquiring Fund is expected to operate below the expense limits under the waiver agreement;

●	the qualifications and experience of the Acquiring Fund’s service providers;

●	that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests;

●	that the Acquired Fund will not bear the costs of the proposed Reorganization;

●	the reorganization was recommended by KCM and that it is KCM’s belief that a transition of the Acquired Fund to a new trust with a new adviser that could result in more customized distribution support, and could result in growth of assets (which may reduce shareholder expenses).

●	that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; and

●	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by KCM would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would take such further action as it deems to be in the best interests of the Acquired Fund.

4.	Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Trust believes it has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Acquired Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel substantially to the effect that for federal income tax purposes:

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●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the Acquiring Fund shares that each Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

●	Each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

●	The taxable year of the Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST II, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

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No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Acquired Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Acquired Fund.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Form of Organization. The Trust and IMST II are each Delaware statutory trusts governed by their respective Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Trust and IMST II are also governed by applicable state and federal law. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Trust and IMST II except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

Shares. The Trust and IMST II are each authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent.

Pursuant to the Trust Declaration of Trust, shareholders of the Trust have the power to vote only for the following (each to the extent and as provided for in the Declaration of Trust): (a) the election of Trustees, including the filling of any vacancies in the Board of Trustees; (b) with respect to such additional matters relating to the Trust as may be required by the Trust Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC; and (c) such other matters as the Board of Trustees may consider necessary or desirable.

Except when a larger quorum is required by applicable law, the Trust Declaration of Trust or the By-Laws, thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the shares of each such series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a shareholder meeting of such series or class. Any lesser number shall be sufficient for adjournments.

On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (a) when required by applicable law, shares shall be voted by individual series or class; (b) when the matter involves any action that the Board of Trustees has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (c) when the matter involves any action that the Board of Trustees has determined will affect the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. A shareholder of each series or class thereof shall be entitled to one vote for each share of such series or class thereof on any matter on which such shareholder is entitled to vote. There shall be no cumulative voting in the election of Trustees. Shareholders may take any action as to the Trust or any series or class without a meeting if a consent in writing setting forth the action to be taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

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Pursuant to the IMST II Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the IMST II Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series; (iv) with respect to any amendment of the IMST II Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of IMST II or any series, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the IMST II Declaration of Trust, IMST II’s by-laws or any registration of IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable.

The presence in person or by proxy of one-third of the holder of shares of IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. Any lesser number shall be sufficient for adjournments. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST II Declaration of Trust or IMST II’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST II Declaration of Trust or the IMST II by-laws or as shall be permitted by the IMST II Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings. Neither the Acquired Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.

Shareholder Liability. Both the Trust and IMST II’s governing instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or IMST II or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Fund and Acquiring Fund, respectively. Shareholders of the Trust and IMST II have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability. Both the Trust and IMST II indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST II do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust. The Trust Board may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the Board of Trustees and, if required, by approval of such amendment by shareholders. The IMST II Board may amend the IMST II Declaration of Trust by an instrument signed by a majority of the IMST II Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

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The foregoing is a very general summary of certain provisions of the governing instruments and by-laws of the Trust and IMST II. It is qualified in its entirety by reference to the respective governing instruments and by-laws.

6.	Fiscal Year End

The fiscal year end for the Acquired Fund is April 30. The Acquiring Fund will have a September 30 fiscal year end.

7.	Capitalization

The following table shows, as of August 16, 2019, (1) the unaudited capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund – Institutional Class Shares	$742,386	$11.08	67,002
Acquiring Fund Class I Shares (Pro forma)	$742,386	$11.08	67,002

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund –Class R-1 Shares	$89,691,718	$11.03	8,131,615
Acquiring Fund Class R-1 Shares (Pro forma)	$89,691,718	$11.03	8,131,615

8.	Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

●	First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). KCM and AXS are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.

●	Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The IMST II Board will satisfy this condition at the time of the Reorganization.

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H.	Additional Information about the Funds

1.	Past Performance of the Acquired Fund

Performance Summary

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Acquired Fund by showing the changes in the Acquired Fund’s performance from year to year since inception, and by showing how the Acquired Fund’s average annual total returns for the one year, five years and ten years ended December 31, 2018, compare with those of a broad measure of market performance. Performance prior to August 1, 2013 is that of the Acquired Fund’s predecessor fund, which had been a series of Advisors Series Trust and was managed by KCM. The Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Updated performance information is available at no cost by calling 1-877-275-5599.

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Acquired Fund.

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Calendar-Year Total Return (before taxes) – Class R-1 Shares

For each calendar year at NAV

Class R-1 Shares
Highest Calendar Quarter Return at NAV	12.25%	Quarter Ended 03/31/2012
Lowest Calendar Quarter Return at NAV	(17.11)%	Quarter Ended 09/30/2011

The year-to-date return for Class R-1 shares as of June 30, 2019 was 8.83%.

Average Annual Total Returns (for Periods Ended December 31, 2018)	One Year	Five Years	Ten Years	Since Inception
Class R-1 Shares - Return Before Taxes	(4.26)%	4.83%	7.25%	n/a
Class R-1 Shares - Return After Taxes on Distributions*	(10.53)%	1.68%	5.38%	n/a
Class R-1 Shares - Return After Taxes on Distributions and Sale of Fund Shares*	(1.55)%	2.70%	5.25%	n/a
Institutional Class Shares ⱡ- Return Before Taxes	(4.03)%	n/a	n/a	6.97%
HFRX Equity Hedge Index (Reflects No Deductions for Fees, Expenses or Taxes)	(9.42)%	(0.25)%	1.38%	n/a

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R-1 Shares only and after-tax returns for classes other than Class R-1 Shares will vary from returns shown for Class R-1 Shares.

ⱡ	Institutional Class commenced operations on March 20, 2017.

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Portfolio Turnover

Both the Acquired Fund and the Acquiring Fund pay transaction costs, such as commissions, when buying and selling securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 838% of the average value of its portfolio.

2.	Investment Adviser, Sub-Adviser and Portfolio Managers

The Acquired Fund’s investment adviser is KCM, with its principal place of business at 9821 Katy Freeway, Suite 400, Houston, TX 77024. KCM is a registered investment adviser with the SEC and specializes in the management of investment portfolios for institutions, high-net worth individuals, and company retirement plans. KCM has been the investment adviser to the Acquired Fund since its inception in 2008. KCM is responsible for the day-to-day management of the Acquired Fund’s portfolio, selection of the Acquired Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board. As of April 30, 2019, KCM had over $220 million in assets under management. A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and KCM is included in the Acquired Fund’s annual report for the period ended April 30, 2019. The Acquired Fund does not have an investment sub-adviser.

If the Reorganization is approved, KCM will serve as investment sub-adviser for the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio, selection of the Acquiring Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of AXS and the IMST II Board. AXS, with its principal place of business at 181 Westchester Avenue, Unit 402, Port Chester, New York, 10573, will become the investment adviser to the Acquiring Fund pursuant to a new investment advisory agreement with IMST II, on behalf of the Acquiring Fund. As investment adviser to the Acquiring Fund, AXS will provide investment advisory services to the Acquiring Fund, including oversight of KCM, as the Acquiring Fund’s sub-adviser, ensuring quality control of KCM’ investment process, and monitoring and measuring the Acquiring Fund’s risk and return against appropriate benchmarks and peers.

Martin L. Kerns II and Parker Binion are the portfolio managers for the Acquired Fund. Mr. Kerns has managed the Fund since its inception and Mr. Binion has managed the Fund since January 2016. Messrs. Kerns and Binion will continue to be jointly and primarily responsible for the day-to-day management of the Acquiring Fund following the Reorganization.

The Acquired Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Acquired Fund.

3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund

The Trust and IMST II are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Board has six “independent trustees,” as that term is defined under the 1940 Act, of the Trust. The following individuals comprise the Board: Anthony J. Hertl, Gary W. Lanzen, Mark H. Taylor, John V. Palancia, Mark D. Gersten and Mark S. Garbin.

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Trustees of IMST II

The IMST II Board has six trustees, two of whom are “interested trustees” of IMST II. The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader, Eric M. Banhazl (interested Trustee) and Terrance P. Gallagher (interested Trustee).

Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Acquired Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York 11788	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 80 Arkay Drive Hauppauge, New York 11788	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	RSM US LLP 555 17th Street, Suite 1200 Denver, Colorado 80202	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	Fifth Third Bank Mail Drop 1090CC 38 Fountain Square Plaza Cincinnati, Ohio 45263	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Hauppauge, New York, 80202.

You may vote in one of the following ways:

●       complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

●       vote on the Internet at the website address listed on your proxy card;

●       call the toll-free number (800) 690-6903 to reach an automated touchtone voting line; or

●       call the toll-free number (855) 486-7908 to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

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You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on August 16, 2019 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will take such further action as it deems to be in the best interests of the Acquired Fund.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

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B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on , August 16, 2019 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. AXS has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to provide proxy services, at an anticipated cost of approximately $24,000. UMB Fund Services, Inc. and Mutual Fund Administration, LLC will bear the costs of the Special Meeting, including legal costs, the costs of retaining Broadridge, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Acquired Fund at the Special Meeting. As of the Record Date, there were 8,198,617 shares outstanding and entitled to vote at the Special Meeting.

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

To the knowledge of the Acquired Fund, as of August 16, 2019, the following persons held of record or beneficially 5% or more of the outstanding class of shares of the Acquired Fund.

Shareholder Name/Address	Percentage of Total Outstanding Institutional Class Shares of the Acquired Fund
Interactive Brokers LLC Greenwhich CT 06830	39.49%
TD Ameritrade Attn: Joann Strasser & Dean Strasser Columbus OH 43209-2132	33.91%
TD Ameritrade Attn: Parker Binion Houston TX 77006-1528	26.59%

Shareholder Name/Address	Percentage of Total Outstanding Class R-1 Shares of the Acquired Fund
Charles Schwab & Co Attn: Mutual Funds San Francisco, CA 94104	12.50%
National Financial Services LLC Jersey City, NJ 07310	10.42%

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To the knowledge of the Acquired Fund, as of August 16, 2019, there were no persons held of record or beneficially 25% or more of the outstanding shares of the Acquired Fund. Persons holding more than 25% of the outstanding shares of the Acquired Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

E.	Interest of Certain Persons in the Transaction

AXS may be deemed to have an interest in the Reorganization because it will become investment adviser to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment adviser. KCM may be deemed to have an interest in the Reorganization because it will become a sub-adviser to the Acquiring Fund and will receive fees for its services as sub-adviser (which will be paid by AXS). Martin L. Kerns II, a portfolio manager of the Acquired Fund and Acquiring Fund and a control person of KCM, and Parker Binion, a portfolio manager of the Acquired Fund and Acquiring Fund, may be deemed to have an interest in the Reorganization because of their continued service as portfolio managers and continued receipt of compensation for managing the Acquiring Fund, which is conditioned upon the approval of the Reorganization.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Independent Registered Public Accounting Firm

The financial statements of the Acquired Fund for the year ended April 30, 2019, contained in the Acquired Fund’s Annual Report to Shareholders, has been audited by RSM US LLP, independent registered public accounting firm. The Acquiring Fund is newly created and does not yet have a financial history. Tait, Weller & Baker, LLP will serve as the independent registered public accounting firm for the Acquiring Fund.

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E.	Information Filed with the SEC

The Trust and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

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APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of ___ 2019, by and among Northern Lights Fund Trust (the “Northern Lights Trust”), a Delaware statutory trust, with its principal place of business at [17605 Wright Street, Suite 2, Omaha, Nebraska 68130], on behalf of its series the KCM Macro Trends Fund (the “Acquired Fund”), and Investment Managers Series Trust II (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, UMB Fund Services, Inc. (“UMBFS”), with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), with its principal place of business at 2220 East Route 66, Suite 226, Glendora, California .

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. The reorganization will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of a corresponding class of shares of the Acquiring Fund (the “Acquiring Fund Shares”), as noted below, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (ii) the distribution of the Acquiring Fund Shares pro rata on a class-by-class basis to the shareholders of the corresponding classes of the Acquired Fund in exchange for their shares in the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (i) and (ii) (collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Northern Lights Trust or the IMST Trust or the assets of any other series of the Northern Lights Trust or the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Northern Lights Trust and the IMST Trust, respectively, the Northern Lights Trust and the IMST Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Acquired Fund currently offers the following classes of shares: Class R-1, and Institutional Class, (the “Acquired Fund Shares”), and, upon the Closing, the Acquiring Fund will offer two classes of shares, which will be designated Class R-1 and Class I Shares (the Acquiring Fund Shares). As part of the Reorganization, Acquired Fund Shares of each class will be exchanged for Acquiring Fund Shares of the corresponding class.

WHEREAS, the Trustees of the Northern Lights Trust have determined that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization and borne by UMBFS and MFAC pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is practicable (the “Liquidation Date”): (a) the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). Each Acquired Fund Shareholder of the Acquired Fund will receive in respect of the Acquired Fund Shares of each class the number of full and fractional Acquiring Fund Shares of the Acquiring Fund of the class corresponding to that class of shares of Acquired Fund Shares of the Acquired Fund held by such Acquired Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the Acquired Fund and class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective number of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each class of Acquiring Fund Shares shall be computed by UMB Fund Services, Inc. (the “Acquiring Fund Co-Administrator”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust, or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The NAV per share of each class of Acquired Fund Shares shall be computed by Ultimus Fund Solutions, LLC (the “Acquired Fund Administrator”), the Acquired Fund’s [accounting agent], in the manner set forth in the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust, and the Acquired Fund’s then-current prospectus and statement of additional information. The [Acquired Fund Administrator] shall confirm the NAV per share of each class of Acquired Fund Shares, which shall be subject to adjustment by an amount, if any, agreed to by the Acquiring Fund Co-Administrator and the [Acquired Fund Administrator].

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of each class of Acquiring Fund Shares of the Acquired Fund to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares of the Acquired Fund, as determined in accordance with paragraph 2.1 and 2.2, by the NAV of one Acquiring Fund Share of the corresponding class of the Acquiring Fund, as determined in accordance with Paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value shall be made by the [Acquired Fund Administrator], in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund Co-Administrator, and shall be subject to adjustment by an amount, if any, agreed to by the Acquiring Fund Co-Administrator and the [Acquired Fund Administrator].

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about [ ], 2019, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of [_______________], or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. Fifth Third Bank, as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause Ultimus Fund Solutions, LLC as its transfer agent as of the Closing Date to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause UMB Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of the Northern Lights Trust a confirmation evidencing the number of each class of Acquiring Fund Shares of the Acquiring Fund to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Northern Lights Trust and the Acquired Fund represent and warrant to the IMST Trust and each corresponding Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the Northern Lights Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Northern Lights Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement.

(b) The Northern Lights Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of its most recently completed fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i)  Since the end of each Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j)  All Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the Northern Lights Trust, no such returns are currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Northern Lights Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not change its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund shares, and has no outstanding securities convertible into any Acquired Fund shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Northern Lights Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Northern Lights Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain such qualification for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Northern Lights Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund Shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the above representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust and the Acquiring Fund represent and warrant to the Northern Lights Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be [ ], investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as an Acquiring Fund’s sole shareholders.. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)  The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the IMST Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3       REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the Northern Lights Trust as follows:

(a) The IMST Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE NORTHERN LIGHTS TRUST. The Northern Lights Trust represents and warrants to the IMST Trust that the Northern Lights Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of an Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Northern Lights Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund, as well as any capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Northern Lights Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. The Northern Lights Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Northern Lights Trust will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Northern Lights Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Northern Lights Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Northern Lights Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(i)       The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

(ii)      The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)      Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)      The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

(v)      The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)      To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the Northern Lights Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquiring Fund or any of their properties or assets or any person whom the IMST Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither of the IMST Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not "interested persons" of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Northern Lights Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Northern Lights Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Northern Lights Trust, dated as of the Closing Date, addressing the following points:

(i)       The Northern Lights Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Northern Lights Trust, and the Acquired Fund is a separate series of the Northern Lights Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust.

(ii)       The Northern Lights Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)      The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)      The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust.

(v)      No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the Northern Lights Trust and the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)      To the knowledge of the President of the Northern Lights Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Northern Lights Trust or the Acquired Fund or any of their properties or assets or any person whom the Northern Lights Trust or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Northern Lights Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Northern Lights Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Acquired Fund, as described in paragraph 5.5.

7.5 The Northern Lights Trust Board of Trustees, including a majority of Trustees who are not "interested persons" of the Northern Lights Trust as defined under the 1940 Act, has determined that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the transactions contemplated by this Agreement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The IMST Trust shall have received an opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and the Northern Lights Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of its Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares of the Acquired Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include in Acquired Fund’s holing period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i)  The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, [UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof)] shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Northern Lights Trust, counsel to the Independent Trustees of the Northern Lights Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions; and (g) any costs associated with meetings of the Funds’ Boards of Trustees relating to the transactions contemplated herein.

[UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof)] shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, [each of UMBFS (or any affiliate thereof) and MFAC (or an affiliate thereof)] shall pay the estimated costs of the Reorganization to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by [UMBFS (or any affiliate thereof) and MFAC (or an affiliate thereof)] within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and the Northern Lights Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and the Northern Lights Trust. In addition, either the IMST Trust or the Northern Lights Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, the Northern Lights Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Northern Lights Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Northern Lights Trust on behalf of the Acquired Fund and signed by authorized officers of the Northern Lights Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Funds as provided in the Amended and Restated Agreement and Declaration of Trust of the Northern Lights Trust.

13.7       Both parties specifically acknowledge and agree that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, and that no other series of the IMST Trust or the Northern Lights Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Northern Lights Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NORTHERN LIGHTS FUNDS TRUST

on behalf of the Acquired Fund

By:

Name:

Title:

INVESTMENT MANAGERS SERIES TRUST II

on behalf of the Acquiring Fund

By:

Name:

Title:

UMB FUND SERVICES, INC.

solely with respect to Article IX

By:

Name:

Title:

MUTUAL FUND ADMINISTRATION, LLC

solely with respect to Article IX

By:

Name:

Title:

APPENDIX B –MORE INFORMATION ABOUT THE ACQUIRING FUND

The term “Fund” below refers to the Acquiring Fund.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

AXS Multi-Strategy Alternatives Fund

Investment Objective

The Fund’s investment objective is long-term growth of capital. As a secondary goal, the Fund seeks to manage volatility and market risk. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund’s principal investment strategies are discussed in the “Fund Summary” section. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s Sub-Advisor uses, or may use, to seek to achieve the Fund’s objective.

To achieve its investment objective, the Fund invests principally in domestic and foreign equity securities (common stock and Depository Receipts), exchange traded funds (“ETFs”), swaps, futures and options.

Depositary Receipts: The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Derivatives: The Fund may use long and short derivative instruments, including swaps, futures, options, and forward contracts. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. Derivatives involve special risks, which are discussed below under Principal Risks. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument.

The Fund may buy and sell (write) call options. The purchaser of a call option has the right to buy a security from the seller at a predetermined price (exercise price) during the life of the option. An option is considered “covered” if the seller owns the security against which the option is written. If the option is “uncovered,” the seller must purchase the security at the current market price if the option is exercised by the purchaser in order to deliver the security. As the seller of a call option, the Fund receives a premium from the purchaser of the option, which provides additional income to the Fund. The Fund may also buy and sell (write) put options. A put option gives the buyer the right to sell or “put” a security at a fixed price within a given time frame in exchange for a premium paid by the buyer. If the market price drops below the strike price, the buyer will be able to sell the security for the strike price, thereby limiting the buyer’s potential loss until the option expires.

The Fund may employ the types of derivatives referenced above in order to gain economic exposure to certain equity market or an asset class, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions.

Short Sales: The value of the Fund’s short positions may equal up to 50% of its net assets. A short sale consists of selling borrowed shares in the hope that they can be bought back later at a lower price. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more the Fund pays to purchase the security, the more it can lose on the transaction, and the more the price of Fund shares will be affected. The Fund will also incur costs to engage in this practice.

To hedge the Fund’s short positions, the Fund may enter into market index SWAPs or buy call options, which gives the Fund the right to buy a stock it has sold short at a predetermined price. The call option effectively limits the amount the Fund will have to pay for the stock it sold short. The Fund may also hedge a short position by purchasing a futures contract that the adviser believes is inversely correlated to the short position (i.e., will increase in value if the short position declines in value). Similarly, the Fund may sell futures to hedge a portion of the Fund’s long positions.

Fixed Income Securities. The Fund may also invest in fixed income securities of any maturity and credit quality

The Fund’s investments will consist primarily of common stocks, bonds, ETFs and closed-end funds. The open and closed-end funds and ETFs (“Underlying Funds”). KCM may invest in Underlying Funds for a number of reasons, but typically will do so when it wishes the Fund to have an investment in a certain sector, market, region or industry but cannot find an individual company that meets its investment criteria.

The Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Fund’s Statement of Additional Information (“SAI”).

Additional Information on KCM’s Investment Approach

KCM utilizes all or parts of a multi-faceted approach in managing the Fund, including fundamental, technical and quantitative analysis.

KCM adjusts the Fund’s market exposure and use of aggressive strategies depending on how clearly its research reflects the market’s direction. Securities held by the Fund will typically be bought and sold pursuant to KCM’s quantitative models based on original research. KCM prefers, however, to hold securities for purposes of tax efficiency. Thus, the Fund may hold the security slightly longer than KCM’s quantitative models suggest if the holding period is close to one year.

KCM bases its quantitative models on a wide array of fundamental and technical factors. Fundamental factors include measures such as, earnings growth rates, return on capital and dividend yield. Technical factors include measures such as price performance, volatility and trading volume.

The Fund may use swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps), currency swaps, purchase futures contracts, and may purchase and sell options on securities, securities indexes, and futures contracts. These types of investments produce economically “leveraged” investment results. Leveraging allows KCM to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the Fund’s investments. These types of investments also allow the Fund to “hedge” against adverse risks by making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract. Hedging doesn’t prevent a negative event from happening, but if it does happen and if KCM believes that the Fund is properly hedged, the impact of the event may be reduced.

B-2

As a part of its investment strategy and during periods in which the Fund has limited market exposure, the Fund may invest in money market funds or other short-term interest-bearing instruments. These instruments are typically short-term debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, domestic corporations, financial institutions or other entities that have been determined by KCM to present minimal credit risk. They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations. As a result, up to 100% of the Fund’s assets may be invested in cash or cash equivalents at any given time. If the Fund has significant investments in cash or cash equivalents, it may not achieve its investment objective. In addition, the Fund holds U.S. government securities and repurchase agreements to collateralize its investments in futures and options contracts.

GENERAL

Principal Risks of Investing in the Fund

The Fund’s principal risks are set forth below in alphabetical order. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Sub-Advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund's portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

B-3

Foreign investment risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Derivatives risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, operational leverage risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. Certain risks relating to various types of derivatives in which the Fund may invest are described below.

B-4

Hedging Transactions. The Fund may employ hedging techniques that involve a variety of derivative transactions, including futures contracts, swaps, exchange-listed and over-the-counter put and call options on securities or on financial indices, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Sub-Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Sub-Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by a Fund.

Option Contracts. The Fund may invest in options that trade on either an exchange or over-the-counter. By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security or commodity underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated, during the term of the option, to deliver the security or commodity underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security or commodity underlying the option at the exercise price. By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the security or commodity underlying the option at the exercise price. An option on an index gives the holder the right to receive an amount of cash upon exercise of the option equal to the difference between the closing value of the index and the exercise price of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a market index such as the S&P 500 Index. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract (a short position if the option is a call, a long position if the option is a put) at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. Upon exercise of the option, the delivery of the futures position to the purchaser of the option will be accompanied by transfer to the purchaser of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

B-5

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Sub-Advisor would otherwise recommend, to the possible detriment of the Fund.

Futures Contracts. The Funds may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Foreign Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, provided that with respect to transactions on a foreign exchange that is formally linked to a domestic exchange, certain domestic disclosure and anti-fraud provisions may apply. In addition, the price of any foreign futures or option contract may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

B-6

Transactions entered into by the Fund may be executed on various U.S. and foreign exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may cause the Fund to suffer a loss.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Sub-Advisor will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a “daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Swap Transactions. The Fund may enter into swap transactions. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

B-7

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Fund may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures – such as margin requirements for non-cleared transactions – may offer market participants additional protections once implemented. Nonetheless, the Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contact market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

B-8

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which a Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

ETF and mutual fund risk. Investing in ETFs or mutual funds (including other funds managed by the Advisor or Sub-Advisor) will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

B-9

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Leveraging risk. The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Portfolio turnover risk. Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Small-cap and mid-cap company risk. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, the Sub-Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of a shareholder’s transactions, impact the Fund’s ability to calculate its net asset value and prevent shareholders from redeeming their shares.

New advisor risk. The Advisor is a newly organized investment adviser and has no operating history. As a result, prospective investors have no track record or history on which to base their investment decisions.

For further information about the risks of investing in the Fund, please see the SAI.

B-10

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its monthly holdings report on Form N-PORT.

MANAGEMENT OF THE FUND

Investment Advisor

AXS Investments LLC, a newly formed Delaware limited liability company which maintains its principal offices at 181 Westchester Avenue, Unit 402, Port Chester, New York, 10573, acts as the investment advisor to the Fund’s pursuant to an investment advisory agreement (the “Advisory Agreement”) with the IMST II. The Advisor is a newly-formed investment advisor registered with the SEC and provides investment advice to open-end funds. As of the date of this Prospectus, the Advisor serves as investment advisor only to the Fund, AXS Alternative Growth Fund, AXS Managed Futures Strategy Fund, AXS Aspect Core Diversified Strategy Fund, AXS Chesapeake Strategy Fund, and AXS IPM Systematic Macro Fund.

Subject to the general supervision of the Board, the Advisor is responsible for selecting and overseeing the performance of the Sub-Advisor with regard to the management of the Fund in accordance with its investment objectives and policies using the approaches discussed in the “Principal Investment Strategies” section of this Prospectus.

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below of each Fund’s average daily net assets, calculated daily and payable monthly.

Fund	Contractual Advisory Fees As a Percentage of Average Daily Net Assets
AXS Multi-Strategy Alternatives Fund	1.00%

Sub-Advisor

Kerns Capital Management, Inc., with its principal place of business at 9821 Katy Freeway, Suite 400, Houston, TX 77024, serves as the Fund’s Sub-Advisor. The Sub-Advisor was founded in 1996 and is a registered investment advisor with the SEC. The Sub-Advisor is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor. KCM specializes in the management of investment portfolios for institutions, high-net worth individuals, and company retirement plans. As of April 30, 2019, the Sub-Advisor had $223 million in assets under management.

The Advisor, not the Fund, compensates the Sub-Advisor with a management fee based on the allocated average daily net assets of the respective Fund, out of the investment advisory fees it receives from the Fund.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement. Sub-Advisory Agreements will be available in the Fund’s Semi-annual Report to shareholders dated as of October 31, 2019.

B-11

Manager of Managers Structure

AXS and IMST II intend to apply for an exemptive order from the SEC for the Acquiring Fund pursuant to which AXS would operate the Acquiring Fund under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit AXS, subject to the approval of the IMST II Board, to hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval. There can be no guarantee that the SEC will grant the Order.

If the Order is granted, AXS, with the approval of the Board, would have the discretion to terminate any sub-advisor, including KCM, and allocate and reallocate the Acquiring Fund’s assets among AXS and any other sub-advisor. AXS, subject to the oversight and supervision by the IMST II Board, would have responsibility to oversee any sub-advisor for an Acquiring Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisors for the Acquiring Fund. In evaluating a prospective sub-advisor, AXS would consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage an Acquiring Fund. Within 90 days after hiring any new sub-advisor, the respective Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships. The initial shareholder of each Acquiring Fund will have approved the operation of the Acquiring Fund under any “manager of managers” structure prior to the Closing, and Acquired Fund shareholders, including in their ultimate capacities as shareholders of an Acquiring Fund, are not being asked to vote on this matter.

Use of the “manager of managers” structure would not diminish AXS’s responsibilities to the Acquiring Fund under its AXS Investment Advisory Agreement. AXS would have overall responsibility, subject to oversight by the IMST II Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS would, subject to the review and approval of the IMST II Board: (a) set an Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of an Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the IMST II Board, AXS would: (a) when appropriate, allocate and reallocate the Acquiring Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the AXS Investment Advisory Agreement would continue to require prior shareholder approval.

Portfolio Managers

KCM

Martin L. Kerns, II has served as the Adviser’s President and Chief Executive Officer since 2012. Mr. Kerns has managed investment accounts for which KCM serves as adviser since 2007. Mr. Kerns is a former board member of the Guggenheim/Rydex Dynamic Advisory Board and the National Association of Active Investment Managers. He holds a B.B.A. in finance from the University of Texas at Austin and a J.D. from South Texas College of Law.

Mr. Parker Binion joined KCM in September 2014. Mr. Binion manages the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to joining KCM, Mr. Binion was an investment advisor representative with Heritage Capital for two years. He holds an A.B in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

B-12

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is the IMST II’s principal underwriter and acts as IMST II’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with IMST, the Advisor, the Sub-Advisor or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following. This agreement is in effect until October 19, 2021 and it may be terminated before that date only by IMST II’s Board of Trustees.

Fund	Expense as a percent of average daily net assets
	Class I	Class R-1
AXS Multi-Strategy Alternatives Fund	1.51%	1.68%

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution (Rule 12b-1) Fees for Class R-1 Shares

IMST II has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class R-1 shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Class R-1 shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Class R-1 shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class R-1 shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class R-1 shares, will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

B-13

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of the Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Class R-1 Shares. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the IMST II Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which Fund’s do not value their shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund’s most recent NAVs are available on the fund’s website, www.axsinvestments.com.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

B-14

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Buying Fund Shares

This Prospectus offers the following classes of shares.

●	Class R-1 shares are not subject to sales loads but are subject to annual distribution and shareholder services fees.

●	Class I shares are not subject to any sales loads or distribution fees

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class R-1
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account for Minors	$1,000	$100
Class I
All Accounts	$250,000	None

B-15

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i,e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of IMST II and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class I Shares

To purchase Class I Shares of the Fund you generally must invest at least $250,000. Class I Shares are not subject to any initial sales charge. No CDSC is imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the IMST II and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-833-AXS-ALTS (1-833-297-2587). You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

B-16

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and control persons. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to AXS Funds. All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions

B-17

Methods of Buying
Through a broker-dealer or other financial intermediary	The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.
By mail

The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

B-18

Methods of Buying
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587) and you will be allowed to move money in amounts of at least $500 but not greater than $50,000 from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.
By wire

To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to “AXS Funds”

A/C #9872325184

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

B-19

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary	If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.
By mail	You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to AXS Funds at the address indicated below. Your request must be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).
Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

• You wish to redeem more than $50,000 worth of shares;
• When redemption proceeds are sent to any person, address or bank account not on record;
• If a change of address was received by the Transfer Agent within the last 15 days;
• If ownership is changed on your account; or
• When establishing or modifying certain services on your account.

Selling (Redeeming) Fund Shares
By telephone

To redeem shares by telephone, call the Fund at 1-833-AXS-ALTS (1-833-297-2587) and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-888-558-5851. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Fund and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

• The Fund account number;

• The name in which his or her account is registered;

• The Social Security Number or Taxpayer Identification Number under which the account is registered; and

• The address of the account holder, as stated in the account application

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

B-20

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of the Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. The Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of the Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. The Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

B-21

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

IMST II’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities on the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while IMST II makes efforts to identify and restrict frequent trading, IMST II receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. IMST II seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that IMST II believes is consistent with the interests of Fund shareholders.

B-22

Monitoring Trading Practices	IMST II may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, IMST II believes that the shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, IMST II seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that IMST II’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•       vary or waive any minimum investment requirement;

•       refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•       reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•       delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•       reject any purchase or redemption request that does not contain all required documentation; and

•       subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange Class I shares of the Fund for the same class of shares of other funds managed by the Advisor. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of Class A, Class C and Class I shares.

B-23

Each Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. A Fund will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at www.axsinvestments.com. The Prospectus and SAI are also available on the website.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor and Sub-Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

B-24

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

B-25

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

B-26

APPENDIX C – FINANCIAL HIGHLIGHTS OF ACQUIRED FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Acquired Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Acquired Fund has been derived from the financial statements audited by RSM US LLP for the fiscal year ended April 30, 2019, whose report, along with the Acquired Fund’s financial statements, are included in the Fund’s April 30, 2019 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class R-1
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
Net Asset Value, beginning of period	$13.28	$12.80	$11.56	$12.57	$12.63
Activity from investment operations:
Net investment income (loss)(1)	-- *	0.03	0.04	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	0.61	2.15	1.64	(0.90)	1.07
Total from investment operations	0.61	2.18	1.68	(0.94)	1.01
Less Distributions from:
Net investment income	--	(0.05)	--	(0.02)	(0.05)
Net realized gains	(2.40)	(1.65)	(0.44)	(0.05)	(1.02)
Total distributions	(2.40)	(1.70)	(0.44)	(0.07)	(1.07)

Net asset value, end of year	$11.49	$13.28	$12.80	$11.56	$12.57

Total return (2)	5.34%	17.25%	14.70%	(7.50)%	8.22%

Net assets, end of period (000’s)	$97,281	$84,790	$81,999	$83,291	$93,253

Ratio of expenses to average net assets (3)	1.68%	1.64%	1.62%	1.55%	1.55%
Ratio of net investment loss to average net assets(4)	(0.02)%	0.24%	0.31%	(0.30)%	(0.45)%
Portfolio Turnover Rate	838%	534%	318%	437%	183%

*	Amount less than $0.005 per share.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Assume reinvestment of all dividends and distributions if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

C-1

	Institutional Class
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Period Ended April 30, 2017(1)
Net Asset Value, beginning of period	$13.28	$12.80	$12.77

Activity from investment operations:
Net investment income (loss)(2)	0.02	0.04	--	*
Net realized and unrealized gain (loss) on investments	0.63	2.18	0.03
Total from investment operations	0.65	2.22	0.03
Less Distributions from:
Net investment income	--	(0.09)	--
Net realized gains	(2.40)	(1.65)	--
Total distributions	(2.40)	(1.74)	--

Net asset value, end of period	$11.53	$13.28	$12.80

Total return	5.65%	17.49%	0.23	%(5)

Net assets, end of period(7)	$467,278	$563,187	$15

Ratio of expenses to average net assets (3)	1.51%	1.63%	1.37	%(6)
Ratio of net investment loss to average net assets(4)	0.18%	0.31%	0.00	%(6)
Portfolio Turnover Rate	838%	534%	318	%(5)

*	Represents less than $0.005 per share.

(1)	Institutional Class of the KCM Macro Trends Fund commenced operations on March 20, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Not Annualized.

(6)	Annualized

(7)	Amount is actual; not presented in thousands

C-2

Statement of Additional Information

September 16, 2019

Equinox MutualHedge Futures Strategy Fund

KCM Macro Trends Fund

each a series of Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

AXS Multi-Strategy Alternatives Fund

AXS Managed Futures Strategy Fund

each a series of Investment Managers Series Trust II

235 W. Galena Street

Milwaukee, Wisconsin 53212

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated September 16, 2019 (the “Prospectus”) for the Special Meeting of Shareholders of KCM Macro Trends Fund and the Equinox MutualHedge Futures Strategy Fund (each an “Acquired Fund”), each a series of Northern Lights Funds Trust, a Delaware statutory trust, to be held on October 15, 2019. A copy of each Acquired Fund’s Prospectus is available by calling toll free 1-888-643-3431 for the Equinox MutualHedge Futures Strategy Fund and 1-877-275-5599 for the KCM Macro Trends Fund.

This SAI, relating specifically to the proposed reorganization of the KCM Macro Trends Fund into each Acquired Fund into a corresponding newly created series of Investment Managers Series Trust II (“IMST II”) (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) as set forth below:

Acquired Fund	Acquiring Fund
KCM Macro Trends Fund	AXS Multi Strategy Alternatives Fund
Equinox MutualHedge Futures Strategy Fund	AXS Managed Futures Strategy Fund

1.	The KCM Macro Trends Fund’s Prospectus and Statement of Additional Information, each dated August 28, 2019 (filed via EDGAR on August 23, 2019, Accession No. 0001580642-19-003859);

2.	The KCM Macro Trends Fund’s Annual Report to Shareholders for the fiscal year ended April 30, 2019 (filed via EDGAR on July 11, 2019, Accession No. 0001580642-19-003172);

3.	The Equinox MutualHedge Futures Strategy Fund’s Prospectus and Statement of Additional Information, each dated January 28, 2019 (filed via EDGAR on January 30, 2019, Accession No. 0001580642-19-000417);

4.	The Equinox MutualHedge Futures Strategy Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2018 (filed via EDGAR on December 10, 2018, Accession No. 0001580642-18-005864); and

5.	The Equinox MutualHedge Futures Strategy Fund’s Semi-Annual Report to Shareholders for the semi-annual period ended March 31, 2019 (filed via EDGAR on June 10, 2019, Accession No. 0001580642-19-002820);

Each Acquiring Fund, which has no assets or liabilities, will commence operations upon the completion of the reorganization and will continue the operations of the corresponding Acquired Fund. For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein. The Statement of Additional Information contain information about the Acquiring Funds and other funds managed by the same investment advisor.

The Trust and The FundS	B-3
Investment Strategies, Policies and Risks	B-3
Management of the Fund	B-35
Portfolio Transactions and Brokerage	B-51
Portfolio Turnover	B-53
Proxy Voting Policy	B-54
Anti-Money Laundering Program	B-54
Portfolio Holdings Information	B-55
Determination of Net Asset Value	B-56
Purchase and Redemption of Fund Shares	B-57
Federal Income Tax Matters	B-58
Dividends and Distributions	B-64
General Information	B-65
Financial Statements	B-67
Appendix A Description of Securities Ratings	B-68
Appendix B-Proxy Voting Policies and procedures	B-73

The Trust and The FundS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Each of the Funds intend to acquire all the assets and liabilities of the following funds (each a “Predecessor Fund”) as of the date listed below. Each Fund will adopt the prior performance and financial history of the respective Predecessor Fund.

Fund	Predecessor Fund	Acquisistion Date
AXS Multi-Strategy Alternatives Fund	KCM Macro Trends Fund[1]	October 18, 2019
AXS Alternative Growth Fund	Equinox Ampersand Strategy Fund[2]	October 18, 2019
AXS Managed Futures Strategy Fund	Equinox Mutual Hedge Futures Strategy Fund[1]	October 18, 2019
AXS Aspect Core Diversified Strategy Fund	Equinox Aspect Core Diversified Strategy Fund[2]	October 18, 2019
AXS Chesapeake Strategy Fund	Equinox Chesapeake Strategy Fund[2]	October 18, 2019
AXS IPM Systematic Macro Fund	Equinox IPM Systematic Macro Fund[2]	October 18, 2019

[1]	The KCM Macro Trends Fund and Equinox Mutual Hedge Futures Strategy Fund were reorganized from the Northern Lights Fund Trust.

[2]	The Equinox Amersand Strategy Fund, Equinox Aspect Core Diversified Fund, Equinox Chesapeak Strategy Fund, Equinox IPM Systematic Macro Fund were reorganized from the Equinox Funds Trust.

Each of the Funds are classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

The Funds currently offers several classes of shares as described on the cover page of this SAI. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

Investment Strategies, Policies and Risks

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Each Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (a “Subsidiary”). Except for AXS IPM Systematic Macro Fund’s Subsidiary, each Subsidiary is an exempted company incorporated with limited liability under the laws of the Cayman Islands. The AXS IPM Systematic Macro Fund’s Subsidiary is a limited liability company organized under the laws of the state of Delaware. Each Fund is the sole shareholder of its Subsidiary. Each Subsidiary is advised by the Sub-Advisor and has the same investment objective as the corresponding Fund. Each Subsidiary complies with Section 8 of the 1940 Act governing investment policies and Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with the corresponding Fund. Each Subsidiary also complies with Section 17 of the 1940 Act governing affiliated transactions and custody because each Subsidiary invests in some of the investments described in this SAI, the corresponding Fund will be directly or indirectly exposed to such investments. For that reason, references in the SAI to investments by, and activities and risks of, the Funds may also include investments by, and activities and risks of each Subsidiary.

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of one or more of the Funds. The Funds’ principal investment strategies and related risks are identified in the below table and described in detail following the table. A Fund may also invest, to a lesser extent, in investments other than those identified as its principal investments.

Investments and Risks	Multi-Strategy Alternatives Fund	Alternative Growth Fund	Managed Futures Strategy Fund	Aspect Core Diversified Strategy Fund	Chesapeake Strategy Fund	IPM Systematic Macro Fund
Equity Securities:	X	X			X	X
Common Stock	X	X			X
Preferred Stock	X
Small-and Mid-Cap Stocks	X
Large-Cap Stocks	X
Warrants and Rights	X
Debt Securities:		X	X	X	X	X
Government Obligations		X	X	X	X	X
Agency Obligations			X	X
Foreign Investments:	X	X	X	X	X	X
Emerging Markets			X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X
Depository Receipts	X
Derivatives:	X	X	X	X	X	X
Options on Securities	X
Futures and Options on Futures	X	X	X	X	X	X
Stock Index Futures	X	X	X	X	X	X
Swap Transactions		X	X	X	X
OTC Derivative Transactions		X	X	X	X	X
Commodities and Commodity Contracts			X	X	X
Forwards		X		X	X	X
Investment Company Securities	X	X	X
Exchange Traded Funds	X	X	X
Short Sales	X	X	X	X	X	X
Short-Term Investments
Commercial Paper, Short-Term Notes	X	X	X	X	X	X

Equity Securities

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small- and Mid-Cap Stocks

The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, a Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Large-Cap Stocks

The Funds may invest in stock of companies with large market capitalizations. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Warrants and Rights

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor or Sub-advisor, as applicable. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Effective for taxable years beginning after December 31, 2017, the recently enacted Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of qualified REIT dividends. Recently issued proposed regulations allow a RIC to pass the character of its qualified RIC dividends through to its shareholders provided certain holding period requirements are met.

Debt Securities

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Funds’ principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of a Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Sub-Advisor attempts to reduce the risks described above through diversification of a Funds, portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, a Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance. The liquidity levels of a Fund’s portfolio may also be affected.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Government Obligations

The Funds may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Funds may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of the United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Mortgage–Backed Securities

The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Lower-Rated Debt Securities

A Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting each Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase a Fund’s operating expenses and adversely affect a Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, each Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which a Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of a Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if a Fund were investing in securities in the higher rating categories.

Sovereign Debt Obligations

A Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations

A Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Foreign Investments

The Funds may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require a Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, a Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Funds may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by a Fund.

Emerging Markets

The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which a Fund invests.

Foreign Currency Transactions

The Funds may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of a Fund’s assets that are denominated in that specific currency. A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor or a Sub-Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency a Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities a Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities a Fund holds in its portfolio or which it intends to purchase.

Depository Receipts

The Funds may invest in depository receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Derivatives

Each Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Sub-Advisor will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Sub-Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of a Fund’s overall portfolio. Moreover, it should be noted that a Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Sub-Advisor may rely on diversification to control such risks to the extent that the Sub-Advisor believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by a Funds.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since a Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. A Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to a Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on a Fund’s behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, a Fund could be subject to this execution risk if a Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, a Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

A Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. A Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. A Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by a Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If a Fund has written a call, there is also a risk that the market may decline between the time a Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, a Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices; however, SEC rules require that a Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. A Fund may sell index call options. A Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, a Fund establishes an escrow account. A Fund’s custodian (or a securities depository acting for the custodian) acts as a Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in a Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or a Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by a Fund. A Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, a Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless a Fund has liquid assets sufficient to satisfy the exercise of the index call option, a Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time a Fund is able to sell the securities. For example, even if an index call which a Fund has written is “covered” by an index call held by a Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date a Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of a Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, a Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of a Fund as a regulated investment company.

OTC Options. A Fund may engage in transactions involving OTC as well as exchange-traded options. Certain additional risks are specific to OTC options. A Fund may engage a clearing corporation to exercise exchange-traded options, but if a Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an OTC option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased OTC options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that a Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat OTC options as subject to a Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, a Fund will change the treatment of such instruments accordingly.

Stock Index Options. A Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

A Fund may use interest rate, foreign currency, index and other futures contracts. A Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, a Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits. A Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. A Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). [As detailed in the table below, the following Sub-Advisors are registered as a commodity pool operator and/or commodity trading advisors. Therefore these Sub-Advisors are subject to CFTC requirements in such capacity, including recordkeeping, reporting, and disclosure requirements. In addition, the Sub-Advisors may be subject to substantially the same requirements with regard to the Subsidiarys.]

Fund	Sub-Adviser	Registered With CFTC as a CPO/CTA
AXS Alternative Growth Fund	Ampersand	CPO
AXS Managed Futures Strategy Fund	Ampersand	CPO
AXS Aspect Core Diversified Strategy Fund	Aspect	CPO
AXS Chesapeake Strategy Fund	Chesapeake	CPO/CTA
AXS IPM Systematic Macro Fund	IPM	CPO

The AXS Multi-Strategy Alternatives Fund may invest in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the AXS Multi-Strategy Alternatives Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Trust, on behalf of the AXS Multi-Strategy Alternatives Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Regulation 4.5. Therefore, neither the Trust nor the AXS Multi-Strategy Alternatives Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options as futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC with respect to the AXS Multi-Strategy Alternatives Fund, the Advisor will do so at that time.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions. A Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by a Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs also must be included in these calculations.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, a Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, a Fund is permitted to set aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations under the contracts (less any amounts a Fund has posted as margin), if any, rather than the full notional value.  In the case of options and futures contracts that are not cash settled, a Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts a Fund has posted as margin), while the positions are open.

Stock Index Futures

A Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, a Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swap Transactions

A Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, a Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

Total Return Swaps. A Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. A Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If a Fund were a buyer and no credit event occurs, a Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When a Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Currency Swaps. A Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. A Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by a Fund. In such an instance, a Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of a Fund’s portfolio, a Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. A Fund may enter into options on swap agreements. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities a Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option a Fund will become obligated according to the terms of the underlying agreement.

OTC Derivatives Transactions

A Fund may enter into OTC derivatives transactions. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which a Fund originally dealt. Any such cancellation may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, a Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. A Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with a Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as a Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from a Fund’s transactions on the SEF.

Commodities and Commodity Contracts

A Fund may purchase and sell commodity futures contracts and options; may enter into foreign exchange contracts; may enter into swaps and other financial transactions not requiring the delivery of physical commodities; and may purchase or sell physical commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. A Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. A Fund’s exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity. A Fund will only invest in commodities transactions that the Advisor or Sub-Advisor believes can be readily liquidated.

There are additional factors associated with commodity futures contracts which may subject a Fund’s investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, a Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Changes in the regulation of derivatives, including commodity-based derivatives, arising from the Dodd-Frank Act may make it more expensive for a Fund and otherwise limit a Fund’s ability to engage in such trading, which could adversely affect a Fund.

Investment Company Securities

A Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by a Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of a Fund’s total assets or (iii) when added to all other Underlying Fund securities held by a Fund, do not exceed 10% of the value of a Fund’s total assets. A Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●	A Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with a Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

●	A Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of a Fund.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by a Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on a Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of a Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”)

A Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Leveraged and Inverse ETFs

A Fund may invest in leveraged ETFs, inverse ETFs and inverse leveraged ETFs. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. A number of factors may affect an inverse ETF’s ability to achieve a high degree of inverse correlation with the benchmark index, and there can be no guarantee that an inverse ETF will achieve a high degree of inverse correlation. By investing in leveraged ETFs and inverse ETFs, a Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, such ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that a Fund seeks to achieve. As a result of compounding, inverse ETFs and leveraged ETFs typically have a single day investment objective. An inverse ETF’s performance for periods greater than a single day is likely to be either better or worse than the inverse of the benchmark index performance, before accounting for fees and fund expenses. Similarly, a leveraged ETF’s performance for periods greater than one day is likely to be either better or worse than the index performance, times the relevant multiple. This effect becomes more pronounced for these types of ETFs as market volatility increases. Even when the value of the underlying benchmark with which an inverse ETF seeks to negatively correlate decreases, the value of the inverse ETF may not necessarily increase.

Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of a Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF or inverse leveraged ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the ETF and, indirectly, to a Fund. An ETF’s use of these techniques will make a Fund’s investment in the ETF more volatile than if a Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use derivative instruments. However, by investing in leveraged ETFs and inverse ETFs rather than directly purchasing and/or selling derivative instruments, a Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, a Fund will not lose more than the principal amount invested in the ETF).

Exchange Traded Notes (“ETNs”)

A Fund may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors

Closed-End Funds

A Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Initial Public Offerings

A Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of a Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

When-Issued or Delayed-Delivery Securities

A Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, a Fund will maintain with its custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, recognize taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Short Sales

A Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent a Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

TEmporary Investments

A Fund may take temporary defensive measures that are inconsistent with a Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. A Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

A Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits

A Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which a Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if a Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, a Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations

A Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

A Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

A Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor or the Sub-Advisors to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor or the Sub-Advisors may actively expose a Fund to credit risk. However, there can be no guarantee that the Advisor or the Sub-Advisors will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

Repurchase Agreements

A Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or the Sub-Advisors, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

A Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. A Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Borrowing

A Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of a Fund’s shares by increasing a Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Private Placements and Restricted Securities

A Fund may invest in private placement and restricted securities. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “1933 Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, to accredited investors as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Private placements and other restricted securities may only be sold in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of the limitation on investment in illiquid securities by a Fund discussed below under “Illiquid Securities.” However, investing in Rule 144A securities could result in increasing the level of a Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investing in private placement and other restricted securities is subject to certain risks. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

A Fund intends to limit the purchase of private placements and other restricted securities, together with other securities considered to be illiquid, to not more than 15% of its net assets.

Illiquid and Restricted Securities

A Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); (iii) repurchase agreements having more than seven days to maturity; and (iv) securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by a Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between a Fund’s decision to sell such securities and the time when a Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as are deemed advisable, if any, to protect liquidity.

A Fund may invest in restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by a Fund. However, investing in Rule 144A securities could result in increasing the level of a Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

A Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by a Fund. Accordingly, 4(a)(2) commercial paper has been determined to be liquid under procedures adopted by the Board of Trustees.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact a Fund’s liquidity and net asset value. Such redemptions may also force a Fund to sell securities at a time when it would not otherwise do so, which may increase a Fund’s broker costs and impact shareholder taxes.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China's economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. On March 29, 2017, UK Prime Minister Theresa May delivered a letter invoking Article 50 of the Lisbon Treaty and notifying the European Council of the UK’s decision to withdraw from the EU. The letter triggered the two year withdrawal negotiation process, and thus it was anticipated that the UK would leave the EU on or before March 29, 2019; however, this date has been extended to October 31, 2019, the outcome of negotiations remains uncertain, and it is possible this date may be extended again. UK businesses are increasingly preparing for a disorderly Brexit, and the consequences for European and UK businesses could be severe. A Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institution, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determined which EU laws to replace or replicate. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests.

Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that a Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Cyber Security Risk

Investment companies, such as a Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting a Fund or the Advisor, [the Sub-Advisor,] a Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact a Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. While a Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot control any cyber security plans or systems implemented by its service providers.

Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Each Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.	Invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities);

5.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days o rless without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Sub-Advisors, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor and Sub-Advisor are responsible for making day-to-day investment decisions in accordance with each Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	7	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	7	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	7	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present).CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014).	7	Investment Managers Series Trust, a registered investment company (includes 58 portfolios).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund.Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	7	Investment Managers Series Trust, a registered investment company (includes 58 portfolios).
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – June 2019); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	7	Cliffwater Corporate Lending Fund, a registered investment company; GAI Corbin Multi Strategy Fund, a closed-end investment company; and GAI Agility Income Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co- Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present).Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers:235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili,Ms. Dam and Ms. Drake:2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura:309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of numerous series managed by unaffiliated investment advisors.The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor.The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Compensation

Effective April 2018, each Independent Trustee receives from the Trust a quarterly retainer of $11,500, $4,000 for each special in-person meeting attended and $1,000 for each special telephonic meeting attended. Previously, each Independent Trustee received from the Trust a quarterly retainer of $9,500 and $4,000 for each special in-person meeting attended and $1,000 for each special telephonic meeting attended. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund(s) pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan.

	Independent Trustees
	Thomas Knipper, Independent Trustee and Audit Committee Chair	Kathleen K. Shkuda, Independent Trustee and Valuation Committee Chair	Larry D. Tashjian, Independent Trustee, Chairman	John P Zader, Independent Trustee Nominating Committee Chair
AXS Multi-Strategy Alternatives Fund	$1,500	$1,500	$1,500	$1,500
AXS Alternative Growth Fund	$1,500	$1,500	$1,500	$1,500
AXS Managed Futures Strategy Fund	$1,500	$1,500	$1,500	$1,500
AXS Aspect Core Diversified Strategy Fund	$1,500	$1,500	$1,500	$1,500
AXS Chesapeake Strategy Fund	$1,500	$1,500	$1,500	$1,500
AXS IPM Systematic Macro Fund	$1,500	$1,500	$1,500	$1,500
Pension or Retirement Benefits Accrued as Part of Fund’s Expenses[3]	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Total Compensation from Fund and Fund Complex Paid to Trustees[1,2]	$9,000	$9,000	$9,000	$9,000

1	Estimated annual compensation for the first year.

2	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series which are offered in a separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

3	Messrs. Knipper, Tashjian, and Zader each elected to defer payment of his compensation from the Funds under the Funds’ non-qualified Deferred Compensation Plan for Trustees under which Trustees may defer receipt of all or part of their compensation from the Funds. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Messers. Banhazl and Gallagher are not compensated for their service as Trustee because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl, his position with Mutual Fund Administration, LLC, one of the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

●	Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

●	Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

●	Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

●	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

●	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

●	Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”), and the Valuation Committee.

●	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

●	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader.

●	The function of the Valuation Committee is to recommend to the Board for its approval methodologies for valuing securities held by any series of the Trust for which current and reliable market quotations are not readily available; monitor prices determined by officers of the Trust pursuant to such methodologies; and approve fair valued security prices that are not determined pursuant to an approved methodology. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Ms. Shkuda, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed.

Independent Trustees comprise 67% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Funds face a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall supervision of the Board, the Advisor, the Sub-Advisor and other service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s and Sub-Advisor’ management, and other service providers (such as each Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Funds and other series of the Trust, as of December 31, 2018, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Funds ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Larry Tashjian, Independent Trustee	None	None
Kathy Shkuda, Independent Trustee	None	None
Thomas Knipper, Independent Trustee	None	$10,001 - $50,000
John P. Zader, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None
Terrance P. Gallagher, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

As of the date of this SAI, the Funds are under the control of the Advisor, which had voting authority with respect to 100% of the outstanding shares in each of the Funds on such date. However, once the Funds commence investment operations and its shares are sold to the public, this control will be diluted. The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds. The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisors, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

AXS Investments LLC (the “Advisor or “AXS”), located at 181 Westchester Avenue, Unit 402, Port Chester, New York 10573, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with investment advice, makes recommendations with respect to the selection and continued employment of Sub-Advisors to manage the Funds’ assets, performs diligence on and monitors any such Sub-Advisors, investment performance and adherence to compliance procedures, and oversees the investments made by the sub-advisors. The Advisor also continuously monitors the Sub-Advisors’ compliance with each Fund’s investment objectives, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Funds.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Funds’ shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Funds’ shareholders), including among others, legal fees and expenses of counsel to the Funds and the Funds’ Independent Trustees; insurance (including Trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Funds’ custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Funds’ for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Funds; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of Trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual Fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the limit set forth in the Expense Table in the Prospectus (the "expense cap"). This agreement is effective until October 19, 2021. The agreement may be terminated before that date with respect to a Fund only by the Board of Trustees. The Advisor is permitted to seek reimbursement from each Fund, for a period ending three years after the date of the waiver or payment. Similarly, the advisor to the predecessor fund of AXS Alternatives Growth Fund, AXS Aspect Core Diversified Strategy Fund, AXS Chesapeake Strategy Fund, and AXS IPM Systematic Macro Fund is permitted to seek reimbursement, subject to certain limitations, of fees waived or payments made by advisor to the predecessor fund prior to the Reorganization, for a period ending three years after the date of the waiver or payment. In each case, reimbursement may be requested from the Funds if the reimbursement will not cause the Funds' annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a "first in, first out" basis so that the oldest fees waived or payments are satisfied first. Any reimbursement of fees waived or payments made by the advisor to the predecessor fund of AXS Alternatives Growth Fund, AXS Aspect Core Diversified Strategy Fund, AXS Chesapeake Strategy Fund, and AXS IPM Systematic Macro Fund prior to the Reorganization must be approved by the IMST II Board. All other reimbursement is contingent upon the IMST II Board's subsequent review of the reimbursed amounts. Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

Fund	Expense Cap as percent of the average daily net assets
	Class A	Class C	Class I	Class R-1
AXS Multi-Strategy Alternatives Fund	n/a	n/a	1.51%	1.68%
AXS Alternative Growth Fund	1.24%	n/a	0.99%	n/a
AXS Managed Futures Strategy Fund	1.95%	2.70%	1.70%	n/a
AXS Aspect Core Diversified Strategy Fund	1.70%	2.45%	1.45%	n/a
AXS Chesapeake Strategy Fund	2.10%	2.85%	1.85%	n/a
AXS IPM Systematic Macro Fund	n/a	n/a	1.83%	n/a

Any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by a Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The following table shows that dollar amount of fees accrued with respect to each Predecessor Fund, the amount of fees waived and/or expenses reimbursed by each Predecessor Fund's advisor, and the actual fees retained by each Predecessor Fund's advisor for the last three fiscal years:

Fund	Advisory Fees Accrued	Advisory Fees (Waived) Recouped	Advisory Fee Retained
AXS Multi-Strategy Alternatives Fund
For the fiscal year ended April 30, 2019	$864,281	0	$864,281
For the fiscal year ended April 30, 2018	867,357	0	867,357
For the fiscal year ended April 30, 2017	812,707	0	812,707
AXS Alternative Growth Fund
For the fiscal year ended June 30, 2019	$65,533	(65,533)	$0
For the fiscal year ended June 30, 2018	98,198	(98,198)	0
For the fiscal year ended June 30, 2017	60,343	(60,343)	0
AXS Managed Futures Strategy Fund
For the fiscal year ended September 30, 2018	$3,858,168	61,853	$3,920,021
For the fiscal year ended September 30, 2017	4,264,273	(84,615)	4,179,658
For the fiscal year ended September 30, 2016	4,605,814	(346,508)	4,259,306
AXS Aspect Core Diversified Strategy Fund
For the fiscal year ended September 30, 2018	$472,534	(160,149)	$312,074
For the fiscal year ended September 30, 2017	424,768	(237,149)	187,619
For the fiscal year ended September 30, 2016	432,002	(201,985)	230,017
AXS Chesapeake Strategy Fund
For the fiscal year ended September 30, 2018	$1,863,566	52,371	$1,915,937
For the fiscal year ended September 30, 2017	440,808	(291,568)	149,240
For the fiscal year ended September 30, 2016	408,481	(37,059)	371,422
AXS IPM Systematic Macro Fund
For the fiscal year ended June 30, 2019	$6,490,208	(764,703)	$5,725,505
For the fiscal year ended June 30, 2018	7,156,220	(744,281)	6,411,939
For the fiscal year ended June 30, 2017	9,631,425	(615,371)	9,016,054

The Sub-Advisor for AXS Multi-Strategy Alternatives Fund

The Advisor has entered into a sub-advisory agreement with KCM Capital Management LLC (a “Sub-Advisor” or “KCM”) with respect to the AXS Multi-Strategy Alternatives Fund (the “Sub-Advisory Agreement”). KCM was founded in 1996 by M. Lane Kerns and is a SEC-registered investment adviser with its principal place of business at 9821 Katy Freeway, Suite 400, Houston, Texas. KCM specializes in the management of investment portfolios for institutions, high-net worth individuals, and company retirement plans. As of April 30, 2018, KCM had approximately $241 million under management. KCM is owned by Martin L. Kerns II.

The Sub-Advisor for AXS Alternative Growth Fund and AXS Managed Futures Strategy Fund

The Advisor has entered into a sub-advisory agreement with Ampersand Investment Management, LLC (a “Sub-Advisor” or “Ampersand”) with respect to the AXS Alternative Growth Fund and AXS Managed Futures Strategy Fund (the “Sub-Advisory Agreement”). Ampersand is controlled by Equinox Financial Group LLC (“EFG”) through such entity’s ownership interest in the Sub-Advisor; Scan Partners, Ltd. through its ownership interest in EFG; and Caroline Pallat through her ownership interest in Scan Partners Ltd..

The Sub-Advisor for AXS Aspect Core Diversified Strategy Fund

The Advisor has entered into a sub-advisory agreement with Aspect Capital Limited (a “Sub-Advisor” or “Aspect”) with respect to the AXS Aspect Core Diversified Strategy Fund (the “Sub-Advisory Agreement”). Aspect is a limited liability company formed in England in 1997, to serve as the sub-adviser to the Fund. Aspect has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 1999 and registered with the SEC as an investment adviser since 2003. The Sub-Adviser’s principal place of business is located at 10 Portman Square London W1H 6AZ United Kingdom. As of June 30, 2019, the Sub-Adviser had approximately $7.5 billion in assets under management in a range of systematic investment programs. These figures comprise discretionary assets only and do not include any non-discretionary assets traded.

The Sub-Advisor for AXS Chesapeake Strategy Fund

The Advisor has entered into a sub-advisory agreement with Chesapeake Capital Corp. (a “Sub-Advisor” or “Chesapeake”) with respect to the AXS Chesapeake Strategy Fund (the “Sub-Advisory Agreement”). Chesapeake is a SEC-registered investment adviser and CFTC-registered Commodity Trading Adviser and Commodity Pool Operator, with its principal place of business at 1721 Summit Avenue, Richmond, Virginia. Chesapeake manages capital for investment companies, other pooled investment vehicles, pension plans, charitable organizations, state or municipal government entities, and insurance companies, among other clients. As of June 30, 2019, Chesapeake had approximately $138 million under management. Chesapeake is controlled by Chesapeake Holding Company through such entity’s ownership interest in Chesapeake. Chesapeake Holding Company is controlled by Jerry Parker.

The Sub-Advisor for AXS IPM Systematic Macro Fund

The Advisor has entered into a sub-advisory agreement with IPM Informed Portfolio Management AB (a “Sub-Advisor” or “IPM”) with respect to the AXS IPM Systematic Macro Fund (the “Sub-Advisory Agreement”). IPM has been registered and licensed by the Swedish FSA (“Finansinspektionen”) since 2002 and has been registered with the SEC since 2011 with its principal place of business at Mäster Samuelsgatan 6, 11144 Stockholm, Sweden IPM is controlled by Catella AB, a public company which has 53.2% ownership of IPM Informed Portfolio Management BV., a Dutch holding company controlling 75.4% of IPM Informed Portfolio Management AB. As of June 30, 2019, IPM had approximately $8.4 billion in assets under management.

The Advisor compensates each Sub-Advisor out of the investment advisory fees the Advisor receives from the Funds. Each Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

Sub-Advisory Agreements

Each Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, each Sub-Advisory Agreement will continue in effect with respect to the relevant Fund from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the Sub-Advisor or the Trust. Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of the relevant Fund, or by the Sub-Advisor or the Advisor, upon 60 days’ written notice to the other party. Additionally, each Sub-Advisory Agreement automatically terminates in the event of its assignment. Each Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisor of its duties under the Sub-Advisory Agreement.

Portfolio Managers

Set forth below is the following information with respect to each portfolio manager who is primarily responsible for the day-to-day management of each Fund’s portfolio, as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ajay Dravid[1]	6	$804	0	$0	0	$0
Rufus Rankin[1]	6	$804	0	$0	0	$0
Martin Lueck	3	$86.2	32	$5,076.7	10	$3,496.8
Anthony Todd	3	$86.2	32	$5,076.7	10	$3,496.8
Michael L. Ivie[1]	2	$0	2	$8.8	1	$9.0
Jerry Parker[1]	2	$0	2	$8.8	1	$9.0
Martin L. Kerns II3	1	$97.8	0	$0	276	$125.3
Parker Binion[3]	1	$97.8	0	$0	276	$125.3
Björn Österberg

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ajay Dravid[1]	0	$0	0	$0	0	$0
Rufus Rankin[1]	0	$0	0	$0	0	$0
Martin Lueck[1]	0	$0	25	$3,763.0	4	$1,424.2
Anthony Todd[1]	0	$0	25	$3,763.0	4	$1,424.2
Michael L. Ivie[1]	0	$0	0	$0	0	$0
Jerry Parker[1]	0	$0	0	$0	0	$0
Martin L. Kerns II3	0	$0	0	$0	0	$0
Parker Binion[3]	0	$0	0	$0	0	$0
Björn Österberg

(1)	Information as of September 30, 2018.

(2)	Information as of June 30, 2019

(3)	Information as of April 30, 2019

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by a portfolio manager, the Advisor and/or Sub-advisor will proceed in a manner that ensures that the Fund will not be treated less favorably than the other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s and/or Sub-advisor’s trade allocation policy.

Compensation. each receive a fixed base salary and participate in the Advisor’s overall profitability, not the profitability of a single client strategy.

Ajay Dravid and Rufus Rankin are compensated by Ampersand. Each of them receives a fixed base salary and discretionary bonus, which is contingent upon the overall performance of Ampersand and each individual’s contribution to the firm’s performance, and is not directly contingent upon the performance of a Fund.

As a systematic investment adviser, Aspect has no individual discretionary portfolio managers. Instead, all portfolio and investment procedures for the Fund are overseen by the Aspect’s risk management committee. This committee includes Martin Lueck and Anthony Todd, each a Board-level member as of January 2019. The members of the risk management committee are compensated by Aspect and each receieve a fixed salary. In addition, all employees of Aspect are eligible to participate in the firm’s annual profit sharing (bonus) scheme. The percentage allocation to the relevant individual is dependent upon the firm’s profitability as a company, and the individual’s performance and would take into account their seniority, market-value and contribution to the business. Employees are additionally given the option of deferring some, or all, of their annual bonus award into the firm’s management incentive scheme. Aspect employees may also obtain exposure to the firm’s equity through either the Aspect’s equity participation scheme, option scheme or through participating in the firm’s bi-annual invitation to employees to buy shares in the firm.

Michael L. Ivie and Jerry Parkerare compensated by Chesapeake. Each receives a fixed base salary and participates in Chesapeake’s overall profitability, not the profitability of a single client or strategy.

Martin L. Kerns II and Parker Binion are compensated by KCM. Each receives a fixed base salary and participates in KCM’s overall profitability, not the profitability of a single client or strategy. As a principal and equity owner of KCM, Mr. Kerns shares in the firms profits.

Björn Österberg is compensated by IPM. He receives a fixed base salary and participates in a bonus system where employees are rewarded based on both financial and non-financial criteria.

Ownership of the Funds by Portfolio Managers. The following chart sets forth the dollar range of shares owned by each portfolio manager in the Predecessor Funds as the date of this SAI.

Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000)
AXS Funds
	Multi-Strategy Alternatives Fund	Alternative Growth Fund	Managed Futures Strategy Fund	Aspect Core Diversified Strategy Fund	Chesapeake Strategy Fund	IPM Systematic Macro Fund
Name of Portfolio Managers
Ajay Dravid	n/a	B	C	B	B	A
Rufus Rankin	n/a	A	B	A	A	A
Martin Lueck	n/a	n/a	n/a	A	n/a	n/a
Anthony Todd	n/a	n/a	n/a	A	n/a	n/a
Michael L. Ivie	n/a	n/a	n/a	n/a	A	n/a
Jerry Parker	n/a	n/a	n/a	n/a	A	n/a
Martin L. Kerns II	E	n/a	n/a	n/a	n/a	n/a
Parker Binion	D	n/a	n/a	n/a	n/a	n/a
Björn Österberg	n/a	n/a	n/a	n/a	n/a	A

Organization and Management of the Subsidiaries

AXS is responsible for each Subsidiary’s day-to-day business pursuant to an investment advisory agreement with each Subsidiary between the Acquiring Funds’ subsidiaries and AXS (the “Subsidiary Investment Advisory Agreement”). Each Subsidiary Investment Advisory Agreement provides for automatic termination upon the termination of the investment advisory agreement with respect to the corresponding Acquired Fund. Additionally, AXS delegates elements of the management of each applicable Subsidiary’s portfolio to the Acquiring Fund’s Sub-Advisor pursuant to a sub-advisory agreement. AXS pays each Subsidiary’s Sub-Advisor a fee for its services. AXS has contractually agreed, for so long as a Fund invests in its Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to AXS by the Subsidiary. This undertaking will continue in effect for so long as a A Fund invests in its Subsidiary and may not be terminated by AXS unless each first obtains the prior approval of the Board of Trustees for such termination. The Subsidiaries has entered into separate contracts for the provision of custody, fund accounting, and fund administration services with UMB Fund Services, Inc. Each Fund will also bear the fees and expenses incurred in connection with the custody, fund accounting, fund administration and audit services that its Subsidiary receives. The expenses of the Subsidiary are not expected to be material in relation to the value of a Fund’s assets and are consolidated into the expenses of the Fund.

Manager of Managers Structure

AXS and the Trust intend to apply for an exemptive order from the SEC for the Funds pursuant to which AXS would operate the Funds under a “manager of managers” structure (the “Order”). If granted by the SEC, the Order would permit AXS, subject to the approval of the Board, to hire or replace sub-advisors and trading advisors that are not affiliated with AXS as well as sub-advisors and trading advisors that are indirect or direct, wholly owned subsidiaries of AXS or of another company that, indirectly or directly wholly owns AXS (the “Eligible Sub-Advisors”), and modify any existing or future agreement with such Eligible Sub-Advisors without obtaining shareholder approval. There can be no guarantee that the SEC will grant the Order.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Co-Administration Agreement, each Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

The following table shows the dollar amount of administrative and fund accounting fees paid by each Predecessor Fund’s previous administrator. The data is for the last three fiscal years.

Fund/Year Ended	Administration and Fund Accounting Fees Paid
AXS Multi-Strategy Alternatives Fund
For the fiscal year ended April 30, 2019	$119,710
For the fiscal year ended April 30, 2018	$144,624
For the fiscal year ended April 30, 2017	$110,204
AXS Alternative Growth Fund
For the fiscal year ended September 30, 2018	$14,536
For the fiscal year ended September 30, 2017	$13,462
For the fiscal year ended September 30, 2016	$37,186
AXS Managed Futures Strategy Fund
For the fiscal year ended June 30, 2019	$147.688
For the fiscal year ended June 30, 2018	$257,876
For the fiscal year ended June 30, 2017	$282,331
AXS Aspect Core Diversified Strategy Fund
For the fiscal year ended September 30, 2018	$29,429

Fund/Year Ended	Administration and Fund Accounting Fees Paid
For the fiscal year ended September 30, 2017	$43,606
For the fiscal year ended September 30, 2016	$50,116
AXS Chesapeake Strategy Fund
For the fiscal year ended September 30, 2018	$69,508
For the fiscal year ended September 30, 2017	$73,542
For the fiscal year ended September 30, 2016	$59,350
AXS IPM Systematic Macro Fund
For the fiscal year ended June 30, 2019	$199,247
For the fiscal year ended June 30, 2018	$231,091
For the fiscal year ended June 30, 2017	$324,944

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian also serves as the custodian of the assets of the Subsidiary. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529 is the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”) 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and as legal counsel to the Independent Trustees.

Distributor and the Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisors or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement will continue in effect with respect to a Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The following table shows the aggregate amount of brokerage commissions paid and amounts received by the Predecessor Funds’ Distributor for the last fiscal year:

	Amount of Commissions	Amount Received
AXS Multi-Strategy Alternatives Fund
For the Fiscal Year Ended April 30, 2019	$0	$0

AXS Alternative Growth Fund
For the Fiscal Year Ended June 30, 2018	$164	$164

AXS Managed Futures Strategy Fund
For the Fiscal Year Ended September 30, 2018	$4,622	$4,622

AXS Aspect Core Diversified Strategy Fund
For the Fiscal Year Ended September 30, 2018	$1,676	$,1676

AXS Chesapeake Strategy Fund
For the Fiscal Year Ended September 30, 2018	$18,044	$18,044

AXS IPM Systematic Macro Fund
For the Fiscal Year Ended June 30, 2018	$0	$0

The Distributor does not retain sales charges for the sale of a Fund’s Class A shares. Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit by the Distributor, but instead would be used solely for distribution-related expenditures.

Dealer Reallowances

The Funds’ shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Funds. More detailed information on the sales charge and its application is contained in the Prospectus.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares, Class C shares, Class P shares, and Class R-1 shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A shares, Class C shares, Class P shars, and Class R-1 shares as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares, Class C shares, Class P shares, and Class R-1 shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A, Class C shares, Class P shares, or Class R-1 shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution-related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Funds; Class A, Class C shares, Class P shares, or Class R-1 shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Funds’ Class A shares, Class C shares, Class P shares, or Class R-1 shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan with respect to such Class will cease and the Fund will not be required to make any payments past the termination date. Thus, there will be no legal obligation for the Fund to make any payments other than for fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The following payments were made by the Predecessor Funds’ previous distributor under the Rule 12b-1 plan with respect to the Predecessor Fund during the Predecessor Fund’s last fiscal year.

AXS Fund	Multi-Strategy Alternatives Fund[1]	Alternative Growth Fund[2]	Managed Futures Strategy Fund[3]	Aspect Core Diversified Strategy Fund[3]		Chesapeake Strategy Fund[3]		IPM Systematic Macro Fund[2]
				Class A	Class C	Class A	Class C
		Total Dollars Allocated
Advertising/Marketing	$0	$0	$0	$0	$0	$0	$0	n/a
Printing/Postage	$0	$0	$0	$0	$0	$0	$0	n/a
Payment to distributor	$20,365	$6,022	$88,056	$954	$21,114	$8,744	$4,594	n/a
Payment to dealers	$186,337	$0	$103,441	$130	$2,222	$4,116	$2,843	n/a
Compensation to sales personnel	$0	$0	$0	$0	$0	$0	$0	n/a
Interest, carrying, or other financing charges	$0	$0	$0	$0	$0	$0	$0	n/a
Other	$7,959	$0	$256,093	$0	$0	$0	$0	n/a
Total	$214,661	$0	$447,590	$1,084	$23,336	$12,860	$7,437	n/a

1	For the fiscal year ended October 31, 2018

2	For the fiscal year ended June 30, 2019

3	For the fiscal year ended September 30, 2018

Shareholder Service Plan

The Board has adopted, on behalf of the AXS Chesapeake Strategy Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. Each Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.25% of the Fund’s Class A shares average daily net assets, payable monthly. The amount paid by a Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization, and/or in terms of percentage of the net assets of such accounts.

The following shareholder service fees were paid for the fiscal year ended September 30, 2018 by the Predecessor Fund:

Fund	Shareholder Service Fees Paid
AXS Chesapeake Strategy Fund	None

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of a Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement or Sub-advisory Agreement, as applicable, the Advisor, or Sub-advisor, as applicable, determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute each Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor or Sub-advisor, will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor or Sub-Advisor, as applicable, that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor or Sub-advisor, as applicable, considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement or Sub-advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor or Sub-advisor, as applicable, even if the specific services are not directly useful to the Funds and may be useful to the Advisor or Sub-advisor, as applicable in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor or Sub-advisor, as applicable. To be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to each Fund.

Investment decisions for each Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or Sub-advisor, as applicable. Nevertheless, it is possible that at times, identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s or Sub-advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Fund with research, statistical and other services.

The Predecessor Funds paid the following brokerage commissions for the periods indicated:

	Amount of Commissions	Amount Received
AXS Multi-Strategy Alternatives Fund
For the Fiscal Year Ended April 30, 2019	$205,423	$205,426
For the Fiscal Year Ended April 30, 2018	$140,226	$140,226
For the Fiscal Year Ended April 30, 2018	$97,333	$97,333

AXS Alternative Growth Fund
For the Fiscal Year Ended June 30, 2018	$1,957	$1,957
For the Fiscal Year Ended June 30, 2017	$140	$140
For the Fiscal Year Ended June 30, 2016	$70	$70

AXS Managed Futures Strategy Fund
For the Fiscal Year Ended September 30, 2018	$1,882	$1,882
For the Fiscal Year Ended September 30, 2017	$9,681	$9,681
For the Fiscal Year Ended September 30, 2016	$11,411	$11,411

AXS Aspect Core Diversified Strategy Fund
For the Fiscal Year Ended September 30, 2018	$53,826	$53,826
For the Fiscal Year Ended September 30, 2017	$29,173	$29,173
For the Fiscal Year Ended September 30, 2016	$27,409	$27,409

AXS Chesapeake Strategy Fund
For the Fiscal Year Ended September 30, 2018	$381,217	$381,217
For the Fiscal Year Ended September 30, 2017	$44,207	$44,207
For the Fiscal Year Ended September 30, 2016	$105	$105

AXS IPM Systematic Macro Fund
For the Fiscal Year Ended June 30, 2018	$0	$0

Holdings of Securities of the Funds’ Regular Brokers and Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Predecessor Funds did not hold any securities of any “regular brokers or dealers” during the fiscal years ended: April 30, 2019, with respect to the AX Multi-Strategy Alternatives Fund; September 30, 2018, with respect to AXS Managed Futures Strategy Fund, AXS Aspect Core Diversified Strategy Fund, and AXS Chesapeake Strategy Fund; and June 30, 2019 with respect to AXS Alternative Growth Fund and AXS IPM Systematic Macro Fund.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor or Sub-advisor, as applicable, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Predecessor Funds’ portfolio turnover rates were as follows for the periods indicated:

	Fiscal Year Ended
	April 30, 2019	April 30, 2018
AXS Multi-Strategy Alternatives Fund	838%	534%

	Fiscal Year Ended
	September 30, 2018	September 30, 2017
AXS Managed Futures Strategy Fund	75%	78%
AXS Aspect Core Diversified Strategy Fund	20%	0%
AXS Chesapeake Strategy Fund	13%	0%

	Fiscal Year Ended
	June 30, 2019	June 30, 2018
AXS Alternative Growth Fund	80%	69%
AXS IPM Systematic Macro Fund	54%	0%

Proxy Voting Policy

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting each Fund’s proxies to the Advisor or Sub-advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor or Sub-advisor, as applicable, vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Sub-advisor to present to the Board, at least annually, the Sub-advisor’s Proxy Voting Policies and Procedures (“Advisor’s Policies”) and a record of each proxy voted by the Advisor or Sub-advisor, as applicable, on behalf of each Fund, including a report on the resolution of all proxies identified by the Advisor or Sub-advisor, as applicable as involving a conflict of interest. See Appendix B for the Sub-advisor’s Proxy Policies and Procedures and the Trust Policies. is the Trust Policies and Sub-advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s CCO will review the policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote. Each of Aspect, Chesapeake, and IPM does not currently engage in, nor does it anticipate engaging in, the purchase or sale of voting securities and therefore currently does not receive, nor vote, proxies nor does it anticipate receiving or voting proxies.

If a proxy proposal raises a material conflict between the Advisor’s or Sub-advisor’s interests and a Fund’s interests, the Advisor or Sub-advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-833-AXS-ALTS (1-833-297-2587) and on the SEC’s web site at www.sec.gov.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Portfolio Holdings Information

The Funds have adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Funds. The Disclosure Policy applies to the Funds, Advisor or Sub-advisor and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust, Morgan Lewis, and the Funds’ independent registered public accounting firm, Tait Weller (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning a Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor or Sub-advisor to the Fund’s shareholders. The Funds and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Advisor or Sub-advisor, or any or their affiliated persons) in connection with the disclosure of portfolio holdings information of the Funds. The Funds’ Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Funds’ public website (www.axsinvestments.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). Management of the Funds may make publicly available its portfolio holdings on the Fund’s public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Advisor, the Sub-advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc. if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. A Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Funds or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor and its affiliates may provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings As of the date of this SAI, the Trust or the Funds have on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) AXS Investments, LLC, the Advisor, as well as the Sub-Advisors: Kerns Capital Management, Inc. with respect to the AXS Multi-Strategy Alternatives Fund, Ampersand LLC with respect to the AXS Alternative Growth Fund and AXS Managed Futures Strategy Fund, Aspect Capital Limited with respect to the AXS Aspect Core Diversified Strategy Fund, Chesapeake Capital Corporation with respect to the AXS Chesapeake Strategy Fund, IPM Informed Portfolio Management AB with respect to the AXS IPM Systematic Macro Fund, MFAC and UMBFS (the Co-Administrators) and UMB Bank, N.A. (the Custodian), pursuant to investment management, administration and custody agreements, respectively, under which the Funds’ portfolio holdings information is provided daily on a real-time basis(i.e., with no time lag): (ii) Tait Weller (independent registered public accounting firm) Morgan Lewis (attorneys) to whom the Funds provide portfolio holdings information on a regular basis with varying lag times after the date of the information, under which the Fund’s portfolio holdings information is provided daily with no time lag, and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

Determination of Net Asset Value

The NAVs of each Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class of each Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of a Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor or Sub-advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

A Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation in which a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Funds’ fair value methodology. A Fund may hold portfolio securities such as those traded on foreign securities exchanges that trade on weekends or other days when the Funds’ shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

Purchase and Redemption of Fund Shares

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of each Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of a Fund, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale by a Fund of securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of each Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

No Fund intends to hold any significant percentage of its portfolio in illiquid securities, although each Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, each Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. No Fund anticipates that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Federal Income Tax Matters

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. A Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax, which is imposed on individual taxpayers under the Code. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Funds will monitor these transactions and will make the appropriate entries in its books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Funds’ transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If s Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

If a sufficient percentage of the interests in a foreign issuer are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. Under proposed Treasury Regulations, certain income derived by the Fund from a CFC for a taxable year would generally constitute qualifying income only to the extent the CFC makes distributions in respect of that income to the Fund for that taxable year. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

The law with respect to the taxation of non-U.S. entities treated as corporations for U.S. federal income tax purposes and the individuals and entities treated as their shareholders changed under legislation enaced in late 2017. If the Fund owned 10% or more the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may be required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may be able to make an election for such amounts to be included in income over eight years. Any income included under this rule may have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, and even though shareholders derived no economic benefit from the foreign entity’s deferred income.

The Funds are required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of a Fund in light of their particular tax situations.

Dividends and Distributions

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Funds also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

General Information

Investment Managers Series Trust II is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and each Sub-Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

Financial Statements

The Trust’s independent registered public accounting firm, Tait Weller, audits and reports on the Fund’s annual financial statements. The financial statements include the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. Each Fund has adopted the financial statements of the Predecessor Fund. Those financial statements were audited by the Predecessor Fund’s registered public accounting firm.

Appendix A

Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.

●	High rates of return on funds employed.

●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

INVESTMENT MANAGERS SERIES TRUST II

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”).The Trust offers multiple series (each, a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each, an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designate the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

EQUINOX INSTITUTIONAL ASSET MANAGEMENT, LP

REVISED OCTOBER 2013

PROXY VOTING POLICY & PROCEDURES

Background

Equinox Institutional Asset Management, LP (the “Investment Manager”) serves as the investment adviser or sub-advisor to one or more Institutional Separate Accounts or “fund of funds” collective investment vehicles and other clients (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Manager may be delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients. In advisory relationships where the Investment Manager does not have discretionary authority on behalf of the Client, the Investment Manager will not be responsible for voting proxies.

Purpose

The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interest between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Procedure for Proxy Voting

The Investment Manager has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is being observed, implemented as stated and updated or amended, as necessary. The procedures are as follows:

●	Any proxy voting materials received by employees of the Investment Manager on behalf of clients must be forwarded to CO in a timely manner.
●	For each client that conducts trading in publicly traded securities and for whom the Investment Manager has authority and responsibility to vote proxies, we will engage Glass Lewis, and Broadridge to make voting recommendations and manage the voting process for proxies of the publicly traded securities.

Determination of Vote for Proxy Materials of Publicly Traded Securities

The Investment Manager’s policy is to follow the voting recommendations of Glass Lewis for all votes involving publicly traded securities except for investments by certain investment companies to which the Investment Manager serves as Investment adviser which are invested in other investment companies which are not affiliated (“Underlying Funds”) and are voted as outlined below in the Section titled “Proposals Specific to Mutual Funds.”

An overview of Glass Lewis’ proxy voting guidelines can be accessed at:

http://www.glasslewis.com/assets/uploads/ 2012/02/Guidelines_UnitedStates_2013_Abridged1.pdf

A copy of the guidelines is maintained in the Compliance Department files.

Determination of Votes Specific to Underlying Funds held by Funds in the Northern Lights Fund Trust

Equinox Institutional Asset Management, LP serves as investment adviser to certain investment companies (“Funds”) under the Northern Lights Fund Trust. These Funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. It is the policy of the Investment Manager to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. The Investment Manager will instruct Broadridge to vote in this manner for proxy votes of Underlying Funds.

Determination of Vote for Proxy Materials of Private Investments

The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices. The Glass-Lewis guidelines on specific proxy-related issues will be reviewed and considered in the determination of the vote.

Under certain circumstances, the Investment Manager, may determine that it is in the Client’s best interest to abstain from voting. Such circumstances may include, but are not limited to, instances where in the opinion of the Investment Manager, the cost of voting is prohibitive.

Resolution of any Conflicts of Interest for Proxy Votes Involving Publicly Traded Securities:

The Investment Manager believes that the retention and utilization of the proxy voting services and voting recommendation services of Broadridge and Glass Lewis and the policy to vote in the same proportion as other shareholders for proxy votes for Unaffiliated Fund investments (as outlined above), provides for arms-length decisions on proxy votes thereby avoiding conflicts of interest.

Resolution of any Conflicts of Interest with Regard to Proxy Votes of Private Investments

All proxy notices received by the Investment Manager involving Private Investments held by Clients for whom the Investment Manager has voting authority will be reviewed by a senior member of the portfolio management team and the Compliance Officer for potential material conflicts of interest between the interests of the Investment Manager and a Client of the Investment Manager. If any potential material conflict exists, the Investment Manager will notify the Client of the conflict, maintain a copy of the notification in the Compliance Department files. The Investment Manager will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Records for Proxy Votes Involving Publicly Traded Securities

The Investment Manager will rely on the Broadridge ProxyEdge System to maintain proxy statements and records of proxy votes cast. Broadridge ProxyEdge is accessible by the Investment Manager via the internet and a record of votes will be recorded periodically in the Compliance files of the Investment Manager.

Records for Proxy Votes Involving Private Investments

A Proxy Vote Summary Form (Exhibit C) will be filled out for each requested proxy vote involving a Private Investment for which the Investment Manager has voting authority. The Form will detail governing factors used to make voting decisions. Proxy Vote Summary Forms will be maintained along with appropriate back-up (including correspondence such as requests for client consents, written client consents and any documents that were material to the decision on how to vote). The Compliance Officer will evidence her review on each Proxy Vote Summary Form.

General Recordkeeping

The Compliance Officer will retain the proxy records for no less than five years, the first two in an easily accessible place pursuant to the SEC’s retention requirement. Records will include, but are not limited to, the following:

●	Proxy Vote Summary Forms
●	Appropriate back-up documentation including correspondence with clients, client consents and any documents that were material to the decision on how to vote
●	Policies and procedures and any amendments, thereto
●	Each proxy statement received by the Investment Manager and a record of each vote made by the Investment Manager. These will be maintained on the Broadridge ProxyEdge system and/or in the compliance files of the Investment Manager.
●	A copy of each written request from a client for information on how the Investment Manager votes client’s proxies and a copy of the Investment Managers response to such requests.

Questions and Requests

The Investment Manager is required to provide a concise summary of proxy voting policies and procedures to Clients. A summary will be contained in the Investment Manager’s Form ADV Part 2a. The Investment Manager will provide Clients with a full copy of the policies and procedures upon their request. Clients may obtain information about how the Investment Manager voted their proxies by submitting a written request. Any questions or requests should be directed to Equinox Institutional Asset Management LP, 47 Hulfish, Suite 510, Princeton, NJ 08542, Attn: Compliance Officer

Kerns Capital Management, Inc.

Proxy Voting Policies and Procedures

Policy

Kerns Capital Management, Inc. (“Adviser”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of our Funds, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting for securities over which we have discretion and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “1940 Act”) to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Adviser’s Chief Compliance Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines.

Procedure

Adviser has adopted procedures to implement the firm’s policy, which include the following:

Voting Procedures

I.	INTRODUCTION

Adviser has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the 1940 Act.

II.	GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

●	Proxy proposals that are to be considered on a case-by-case basis,

●	Proxy proposals that Adviser generally abstains from voting on, and

●	Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Assistant shall be Michelle LaDoucieur.

Portfolio Manager is Martin Kerns.

Proxy Manager shall be Parker Binion.

Proxy Committee shall be comprised of the following person(s):

1)	Martin Kerns, President and Chief Compliance Officer

2)	Parker Binion, Portfolio Manager

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III.	PRINCIPLES AND GUIDELINE

A.	Principles

Adviser’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation. Adviser will vote proxies in the best interests of our Funds, Portfolios and clients generally voting for, against, or abstain from voting as indicated below. Each management or shareholder proposal may also be considered on a case-by-case basis as indicated under voting guidelines. Because of the extenuating circumstances associated with specific proxy issues, Adviser’s votes may differ from time to time from the indications noted. In addition, the list may not include all proxies on which Adviser votes. Adviser will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B.	Voting Guidelines

1. Routine Business Decisions and Director Related Proposals

Adviser votes for:

a)	Name changes

b)	Directors in uncontested elections

c)	Elimination/limitation of directors’ liability

d)	Indemnification of directors

e)	Reincorporation that is not a takeover defense

Adviser considers on a case-by-case basis:

f)	Directors in contested elections

g)	Approval of auditors

2.	Corporate Governance

Adviser votes for:

a)	Majority independent board

b)	Audit, compensation & nominating committees that are comprised exclusively of independent directors

c)	Minimum director share ownership

d)	Separate offices of chairperson and CEO

e)	Limitation on number of other board seats

f)	Confidential voting

g)	Shareholder ability to remove directors

h)	Shareholder right to call special meetings

i)	Cumulative voting

j)	Declassification of a Board of Directors

k)	Shareholder proxy access for an individual or group of individuals that hold greater than 5% of common stock for 3 consecutive years or more.

Adviser votes against:

a)	Supermajority vote requirements

b)	Limiting director tenure

c)	Restrictions on shareholders to act by written consent

Adviser considers on a case-by-case basis:

d)	Shareholder proposals

e)	Dissident proxy battle

3.	Director and Executive Compensation

Adviser votes for:

a)	Disclosure of executive compensation

Adviser votes against:

b)	Golden and tin parachutes

c)	Evergreen provisions

Adviser considers on a case-by-case basis:

d)	Restricting executive compensation

e)	Executive compensation plans

f)	Establish/Increase share option plans for directors and executives

4.	Take-Over Defense

Adviser votes against:

a)	Reincorporation to prevent takeover

b)	Issue new class of common stock with unequal voting rights

c)	Adoption of fair price amendments

d)	Establish a classified (or “staggered”) board of directors

e)	Eliminating cumulative voting

f)	Poison pills

g)	Blank check preferred stock

5.	Capital Structure

Adviser votes for:

a)	Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)	Share repurchase programs (when all shareholders may participate on equal terms)

Adviser votes against:

c)	Unequal voting rights, such as dual class of stock

d)	Pre-emptive rights

Adviser considers on a case-by-case basis:

e)	Increase preferred stock

f)	Blank check preferred stock (not for takeover defense)

g)	Restructuring plans

6.	Other Shareholder Value Issues

Adviser votes for:

a)	Employee stock ownership plans (ESOPs)

b)	Employee stock purchase plans

c)	401(k) plans

Adviser votes against:

d)	Greenmail

Adviser considers on a case-by-case basis:

e)	Mergers and acquisitions

f)	Spin-offs and asset sales

7.	Corporate, Social and Environmental Policy Proposals

Adviser will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues. When the above mentioned proposals impact shareholder value, Adviser may vote proxies on a case-by-case basis.

8.	Proposals Specific to Mutual Funds

Adviser serves as investment adviser to certain investment companies under the Northern Lights Fund Trust. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Adviser to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file and maintained for future reference. “Therefore, when voting the proxy of an Underlying Fund, a proxy voting form letter (Exhibit A to this policy) will be attached to the ballot on submission.”

IV.	Conflicts of Interest

On occasion, a conflict of interest may exist between Adviser and our Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, Adviser is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, Adviser will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote. Alternatively, Adviser may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, Adviser will take any of the following courses of action to resolve the conflict:

1)	Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)	Suggest that our Funds, Portfolios and clients engage another party to determine how the proxy should be voted; or

3)	Vote according to the recommendation of an independent third party, such as a:

●	proxy consultant;

●	research analyst;

●	proxy voting department of a mutual fund or pension fund; or

●	compliance consultant.

V.	Obtaining More Information

Funds, Portfolios and clients may obtain a record of Adviser’s proxy voting, free of charge, by calling (800) 945-2125.

Procedures

When the mail arrives, the person responsible for separating the mail gives any proxy materials to the Proxy Assistant.

The Proxy Assistant will:

1.	Record the Proxy on Form N-PX – Proxy Voting Requirements. Deliver the Proxy to the Proxy Voting Manager (Parker Binion) for voting.

2.	Run a Security Cross Reference report in Advisor’s Portfolio Management System as of the record date, as stated on the proxy. The Security Cross Reference report tells how many shares were owned by our Funds, Portfolios and clients as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed.

3.	Assuming the number of shares between the Security Cross Reference report and the proxy matches, forward the proxy materials, with report attached, to the Proxy Manager to be voted according to Adviser’s proxy voting policies.

If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

●	Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into Adviser after the record date, even though the client owned it as of the record date.

●	Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

If the difference still cannot be resolved, the matter is reviewed with the Proxy Manager as to the next action to be taken. If the difference is determined to be immaterial and is approved by the Proxy Manager, then the proxy will stand as is.

Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Proxy Manager to vote.

The Adviser will generally vote the routine proxies in accordance with the principles and guidelines described in Adviser’s Proxy Voting Policy and sign the proxy. For Non-Routine Proxy Proposals, the Proxy Manager will consult with the Portfolio Manager and vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Proxy Manager has voted the proxies, they will be given to the Proxy Assistant for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security Cross Reference report, and filed in chronological order, just like proxies that are mailed.

The Proxy Assistant then enters the necessary information in the Proxy Voting Database and on Form N-PX. The Proxy Voting Database includes:

●	Name of Company

●	Proxy Proposal

●	Management’s recommendation

●	Adviser’s Action

●	Rationale for the vote

●	List of clients to whom the proxy vote applies.

Should Adviser receive any requests from clients regarding proxy voting, the Proxy Assistant will maintain a record of the requests from the specific clients, which will include:

●	Name of the Client

●	Date that the request was received

●	Whether the request was for a complete or partial record of proxy votes

●	The documents provided

●	Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

PART C

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust II (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the Securities Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which the Distributor and/or each of the Distributor Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify the Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur in connection with the Distribution Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, (c) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of the Distribution Agreement, or (d) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the Securities Act or the 1940 Act.

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Item 16.	Exhibits

1)	Charter Documents:

a.	Certificate of Trust (1)
b.	Agreement and Declaration of Trust (1)

2)	By-Laws:

a.	Amended By-Laws of Registrant (3)

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization (4)

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and By-Laws

6)	Investment Management Agreements:

a.	Form of Investment Advisory Agreement between the Registrant and AXS Investments LLC (5)
b.	Form of Investment Sub-Advisory Agreement between AXS Investments LLC and Sub-Adviser (5)
c.	Form of Subsidiary Advisory Agreement (5)
d.	Form of Subsidiary Sub-Advisory Agreement (5)

7)	Distribution Agreements:

a.	Distribution Agreement (2)
i.	Amendment to Distribution Agreement (5)

8)	Not applicable

9)	Custody Agreements:

a.	Custody Agreement (2)

10)	Distribution Plan and Rule 18f-3 Plan:

a.	Form of Multiple Class (Rule 18f-3) Plan (5)
b.	Form of Distribution (Rule 12b-1) Plan (5)

11)	Opinion of Counsel:

a.	Opinion and consent of counsel as to the legality of the securities being registered (5)

12)	Form of opinion as to tax matters and consent (5)

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13)	Other Material Contracts:

a.	Transfer Agency Agreement (2)

b.	Fund Accounting Agreement (2)

c.	Co-Administration Agreement (2)

d.	Form of Operating Expenses Limitation Agreement (5)

e.	Amended and Restated Shareholder Services Plan (5)

14)	Other Opinions:

a.	Consent of Independent Registered Public Accounting Firm
i.	RSM US LLP– filed herewith
ii.	Tait, Weller & Baker LLP – filed herewith

15)	Not applicable

16)	Powers of Attorney:

a.	Powers of Attorney (5)

17)	Additional Exhibits:

a.	Proxy Card - filed herewith

All Exhibits filed previously are herein incorporated by reference as follows:

(1)	Previously filed in Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

(2)	Previously filed in Registrant’s Pre-Effective Amendment No. 1 filed with the Commission on November 15, 2013.

(3)	Previously filed in Registrant’s Post-Effective Amendment No. 92 filed with the Commission on August 12, 2016.

(4)	Filed as Appendix A to Part A of this Registration Statement on Form N-14.

(5)	Previously filed in Registrant’s Registration Statement on Form N-14 filed with the Commission on July 22, 2019.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 12th day of September, 2019.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Terrance Gallagher
Terrance Gallagher, President and
Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title

†
Thomas Knipper		Trustee

†
Kathleen K. Shkuda		Trustee

†
Larry D. Tashjian		Trustee

†
John P. Zader		Trustee

†
Eric M. Banhazl		Trustee

/s/ Terrance P. Gallagher
Terrence P. Gallagher		President and Trustee

/s/ Rita Dam
Rita Dam		Treasurer

† By:	Rita Dam

Attorney-in-fact, pursuant to power of attorney filed on July 22, 2019.

 6

Exhibit Index

Consent of Independent Registered Certified Public Accounting Firm	EX-16.14(a)

Proxy cards	EX-16.17(a)

7